UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21339

Morgan Stanley Institutional Liquidity Funds

(Exact name of registrant as specified in charter)

1585 Broadway, New York, New York                10036
(Address of principal executive offices)                (Zip code)

John H. Gernon
1585 Broadway, New York, New York 10036
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-1886

Date of fiscal year end: October 31,

Date of reporting period: October 31, 2023

Item 1 - Report to Shareholders

Morgan Stanley Institutional
Liquidity Funds

Money Market Portfolio

(formerly ESG Money Market Portfolio)

Prime Portfolio

Government Portfolio

Government Securities Portfolio

Treasury Portfolio

Treasury Securities Portfolio

Tax-Exempt Portfolio

Annual Report

October 31, 2023

2023 Annual Report

October 31, 2023

Table of Contents (unaudited)

Shareholders' Letter	2
Performance Summary	3
Expense Examples	4
Investment Overview & Portfolio of Investments:
Money Market Portfolio	6
Prime Portfolio	13
Government Portfolio	21
Government Securities Portfolio	30
Treasury Portfolio	34
Treasury Securities Portfolio	39
Tax-Exempt Portfolio	43
Statements of Assets and Liabilities	48
Statements of Operations	52
Statements of Changes in Net Assets	54
Financial Highlights	62
Notes to Financial Statements	77
Report of Independent Registered Public Accounting Firm	85
Investment Advisory Agreement Approval	86
Federal Income Tax	89
Important Notices	90
U.S. Customer Privacy Notice	91
Trustees and Officers Information	94

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Liquidity Funds (the "Trust"). To receive a prospectus and/or Statement of Additional Information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (888) 378-1630. Please read the prospectus carefully before you invest or send money.

Additionally, you can access information about the Trust including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/liquidity.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a fund will achieve its investment objective. The Trust is subject to market risk, which is the possibility that market values of securities owned by the Trust will decline and, therefore, the value of the Trust's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Trust. Please see the prospectus for more complete information on investment risks.

2023 Annual Report

October 31, 2023

Shareholders' Letter (unaudited)

Dear Shareholders:

We are pleased to present the Morgan Stanley Institutional Liquidity Funds (the "Trust") Annual Report for the period ended October 31, 2023. The Trust currently offers seven funds (Money Market, Prime, Government, Government Securities, Treasury, Treasury Securities and Tax-Exempt), which together are designed to provide flexible cash management options. The Trust's funds provide investors with a means to help them meet specific cash investment needs, whether they need a rated fund, capital preservation, or tax-efficient returns.

Sincerely,

John H. Gernon
President and Principal Executive Officer

November 2023

2023 Annual Report

October 31, 2023

Performance Summary (unaudited)

The seven-day current and seven-day effective yields (effective yield assumes an annualization of the current yield with all dividends reinvested) as of October 31, 2023 were as follows:

	Subsidized Yields
	Wealth*/ Institutional Class		Wealth S**/ Institutional Select Class		Investor Class		Administrative Class		Advisory Class		Participant Class		Cash Management Class		Select Class		CastleOak Shares Class		Impact Class
	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield
Fund:
Money Market***	5.46%	5.61%	5.41%	5.56%	N/A	N/A	N/A	N/A	5.21%	5.35%	4.96%	5.09%	5.31%	5.46%	4.66%+	4.77%+	N/A	N/A	—	—
Prime	5.46%	5.61%	5.41%	5.56%	N/A	N/A	N/A	N/A	5.21%	5.35%	N/A	N/A	5.31%	5.45%	—	—	5.46%	5.61%	5.46%	5.61%
Government	5.25%	5.39%	5.20%	5.33%	5.15%	5.28%	5.10%	5.23%	5.00%	5.13%	4.75%	4.86%	5.10%	5.23%	4.45%	4.55%	5.25%	5.39%	5.25%	5.39%
Government Securities	5.20%	5.34%	5.15%	5.29%	5.10%	5.23%	5.06%	5.18%	4.95%	5.07%	4.95%	5.07%	5.05%	5.18%	—	—	—	—	—	—
Treasury	5.22%	5.35%	5.16%	5.30%	5.12%	5.25%	5.07%	5.20%	4.97%	5.09%	4.72%	4.83%	5.07%	5.20%	4.42%	4.52%	—	—	—	—
Treasury Securities	5.24%	5.38%	5.20%	5.33%	5.14%	5.28%	5.10%	5.22%	5.00%	5.12%	4.74%	4.86%	5.09%	5.22%	4.44%	4.54%	—	—	—	—
Tax-Exempt	3.84%	3.91%	3.79%	3.86%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	3.69%	3.76%	—	—	—	—	—	—
	Non-Subsidized Yields
	Wealth*/ Institutional Class		Wealth S**/ Institutional Select Class		Investor Class		Administrative Class		Advisory Class		Participant Class		Cash Management Class		Select Class		CastleOak Shares Class		Impact Class
	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield
Fund:
Money Market***	5.42%	5.56%	5.37%	5.51%	N/A	N/A	N/A	N/A	5.16%	5.30%	4.92%	5.04%	5.27%	5.40%	4.61%+	4.72%+	N/A	N/A	—	—
Prime	5.45%	5.60%	5.40%	5.55%	N/A	N/A	N/A	N/A	5.20%	5.34%	N/A	N/A	5.30%	5.44%	—	—	5.45%	5.60%	5.45%	5.60%
Government	5.22%	5.35%	5.16%	5.30%	5.12%	5.25%	5.07%	5.19%	4.97%	5.09%	4.72%	4.83%	5.06%	5.19%	4.42%	4.52%	5.22%	5.35%	5.22%	5.35%
Government Securities	5.19%	5.32%	5.15%	5.28%	5.09%	5.22%	5.05%	5.17%	4.94%	5.06%	4.69%	4.80%	5.04%	5.17%	—	—	—	—	—	—
Treasury	5.21%	5.35%	5.16%	5.29%	5.11%	5.24%	5.06%	5.19%	4.96%	5.08%	4.71%	4.82%	5.06%	5.19%	4.42%	4.52%	—	—	—	—
Treasury Securities	5.24%	5.38%	5.19%	5.32%	5.14%	5.27%	5.09%	5.22%	4.99%	5.11%	4.74%	4.85%	5.09%	5.22%	4.44%	4.54%	—	—	—	—
Tax-Exempt	3.72%	3.79%	3.68%	3.74%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	3.57%	3.63%	—	—	—	—	—	—

*  Institutional Class was renamed Wealth Class for Money Market Portfolio effective January 23, 2023.

**  Institutional Select Class was renamed Wealth S Class for Money Market Portfolio effective January 23, 2023.

***  Effective January 23, 2023, the Money Market Portfolio operates as a "retail money market fund."

+  Commenced offering on January 23, 2023.

The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown.

Money Market, Government, Government Securities, Treasury and Treasury Securities are STABLE NET ASSET VALUE ("NAV") FUNDS. You could lose money by investing in these Funds. Although the Funds seek to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in these Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Morgan Stanley and its affiliates (the "sponsor") has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time. Prime and Tax-Exempt are FLOATING NAV FUNDS. You could lose money by investing in these Funds. Because the share price of these Funds will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Funds may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Funds' liquidity falls below required minimums because of market conditions or other factors. An investment in these Funds is not insured or guaranteed by the FDIC or any other government agency. The Funds' sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time. Please read the Trust's prospectuses carefully before you invest or send money.

The Tax-Exempt Portfolio may invest a portion of its total assets in bonds that may subject certain investors to the federal Alternative Minimum Tax ("AMT"). Investors should consult their tax adviser for further information on tax implications.

Yield quotation more closely reflects the current earnings of the Funds than the total return. As with all money market funds, yields will fluctuate as market conditions change and the seven-day yields are not necessarily indicative of future performance.

2023 Annual Report

October 31, 2023

Expense Examples (unaudited)

As a shareholder of a Fund, you incur ongoing costs, which might include advisory fees, administration fees, administration plan fees, service and shareholder administration plan fees, distribution plan fees, shareholder services plan fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2023 and held for the entire six-month period.

Actual Expenses

The table on the following page provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table on the following page provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the information for each class in the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds that have transactional costs, such as sales charges (loads) or exchange fees.

2023 Annual Report

October 31, 2023

Expense Examples (unaudited) (cont'd)

	Beginning Account Value 5/1/23	Actual Ending Account Value 10/31/23	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Money Market Portfolio Wealth Class	$1,000.00	$1,026.95	$1,024.30	$0.92	$0.92	0.18%
Money Market Portfolio Wealth S Class	1,000.00	1,026.68	1,024.05	1.17	1.17	0.23
Money Market Portfolio Advisory Class	1,000.00	1,025.65	1,023.04	2.20	2.19	0.43
Money Market Portfolio Participant Class	1,000.00	1,024.37	1,021.83	3.42	3.41	0.67
Money Market Portfolio Cash Management Class	1,000.00	1,026.17	1,023.54	1.69	1.68	0.33
Money Market Portfolio Select Class	1,000.00	1,022.84	1,020.27	5.00	4.99	0.98
Prime Portfolio Institutional Class	1,000.00	1,027.00	1,024.20	1.02	1.02	0.20
Prime Portfolio Institutional Select Class	1,000.00	1,026.74	1,023.95	1.28	1.28	0.25
Prime Portfolio Advisory Class	1,000.00	1,025.71	1,022.94	2.30	2.29	0.45
Prime Portfolio Cash Management Class	1,000.00	1,026.22	1,023.44	1.79	1.79	0.35
Prime Portfolio CastleOak Shares Class	1,000.00	1,027.10	1,024.20	1.02	1.02	0.20
Prime Portfolio Impact Class	1,000.00	1,026.99	1,024.20	1.02	1.02	0.20
Government Portfolio Institutional Class	1,000.00	1,026.04	1,024.40	0.82	0.82	0.16
Government Portfolio Institutional Select Class	1,000.00	1,025.77	1,024.15	1.07	1.07	0.21
Government Portfolio Investor Class	1,000.00	1,025.53	1,023.89	1.33	1.33	0.26
Government Portfolio Administrative Class	1,000.00	1,025.27	1,023.64	1.58	1.58	0.31
Government Portfolio Advisory Class	1,000.00	1,024.76	1,023.14	2.09	2.09	0.41
Government Portfolio Participant Class	1,000.00	1,023.47	1,021.88	3.37	3.36	0.66
Government Portfolio Cash Management Class	1,000.00	1,025.26	1,023.64	1.58	1.58	0.31
Government Portfolio Select Class	1,000.00	1,021.94	1,020.37	4.89	4.89	0.96
Government Portfolio Castleoak Shares Class	1,000.00	1,026.05	1,024.40	0.82	0.82	0.16
Government Portfolio Impact Class	1,000.00	1,026.04	1,024.40	0.82	0.82	0.16
Government Securities Portfolio Institutional Class	1,000.00	1,025.73	1,024.20	1.02	1.02	0.20
Government Securities Portfolio Institutional Select Class	1,000.00	1,025.48	1,023.95	1.28	1.28	0.25
Government Securities Portfolio Investor Class	1,000.00	1,025.22	1,023.69	1.53	1.53	0.30
Government Securities Portfolio Administrative Class	1,000.00	1,024.96	1,023.44	1.79	1.79	0.35
Government Securities Portfolio Advisory Class	1,000.00	1,024.45	1,022.94	2.30	2.29	0.45
Government Securities Portfolio Participant Class	1,000.00	1,024.44	1,022.94	2.30	2.29	0.45
Government Securities Portfolio Cash Management Class	1,000.00	1,024.96	1,023.44	1.79	1.79	0.35
Treasury Portfolio Institutional Class	1,000.00	1,025.78	1,024.20	1.02	1.02	0.20
Treasury Portfolio Institutional Select Class	1,000.00	1,025.51	1,023.95	1.28	1.28	0.25
Treasury Portfolio Investor Class	1,000.00	1,025.27	1,023.69	1.53	1.53	0.30
Treasury Portfolio Administrative Class	1,000.00	1,025.01	1,023.44	1.79	1.79	0.35
Treasury Portfolio Advisory Class	1,000.00	1,024.50	1,022.94	2.30	2.29	0.45
Treasury Portfolio Participant Class	1,000.00	1,023.21	1,021.68	3.57	3.57	0.70
Treasury Portfolio Cash Management Class	1,000.00	1,025.01	1,023.44	1.79	1.79	0.35
Treasury Portfolio Select Class	1,000.00	1,021.68	1,020.16	5.10	5.09	1.00
Treasury Securities Portfolio Institutional Class	1,000.00	1,025.43	1,024.20	1.02	1.02	0.20
Treasury Securities Portfolio Institutional Select Class	1,000.00	1,025.17	1,023.95	1.28	1.28	0.25
Treasury Securities Portfolio Investor Class	1,000.00	1,024.92	1,023.69	1.53	1.53	0.30
Treasury Securities Portfolio Administrative Class	1,000.00	1,024.66	1,023.44	1.79	1.79	0.35
Treasury Securities Portfolio Advisory Class	1,000.00	1,024.15	1,022.94	2.30	2.29	0.45
Treasury Securities Portfolio Participant Class	1,000.00	1,022.87	1,021.68	3.57	3.57	0.70
Treasury Securities Portfolio Cash Management Class	1,000.00	1,024.65	1,023.44	1.79	1.79	0.35
Treasury Securities Portfolio Select Class	1,000.00	1,021.33	1,020.16	5.09	5.09	1.00
Tax-Exempt Portfolio Institutional Class	1,000.00	1,016.48	1,024.20	1.02	1.02	0.20
Tax-Exempt Portfolio Institutional Select Class	1,000.00	1,016.22	1,023.95	1.27	1.28	0.25
Tax-Exempt Portfolio Cash Management Class	1,000.00	1,015.61	1,023.44	1.78	1.79	0.35

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2023 Annual Report

October 31, 2023

Investment Overview (unaudited)

Money Market Portfolio

The Money Market Portfolio seeks preservation of capital, daily liquidity and maximum current income. The Fund invests in liquid, high quality U.S. dollar-denominated money market instruments of U.S. and foreign financial and non-financial corporations. The Fund also invests in obligations of foreign governments and in obligations issued or guaranteed by the U.S. Government and its agencies and instrumentalities. The Fund's money market investments may include commercial paper, corporate debt obligations, debt obligations (including certificates of deposit and promissory notes) of U.S. banks or foreign banks, or of U.S. branches or subsidiaries of foreign banks, or foreign branches of U.S. banks (such as Yankee obligations), certificates of deposit of savings banks and savings and loan organizations, asset-backed securities, repurchase agreements and municipal obligations. In selecting investments, the Fund's "Adviser," Morgan Stanley Investment Management Inc., seeks to maintain the Fund's share price at $1.00. The share price remaining stable at $1.00 means that the Fund would preserve the principal value of your investment. There can be no assurance that the Fund will be able at all times to maintain its share price at $1.00. The Fund may also invest in U.S. dollar-denominated foreign securities and money market instruments. The Fund operates as a "retail money market fund," as such term is defined or interpreted under Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). A "retail money market fund" is a money market fund that has policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons. As a "retail money market fund," the Fund may value its securities using the amortized cost method as permitted by Rule 2a-7 to seek to maintain a stable net asset value per share ("NAV") of $1.00. Like other money market funds of its type, the Fund is subject to the possible imposition of liquidity fees if the Fund's Board of Trustees determines that such fee is in the best interests of the Fund.

Performance

For the fiscal year ended October 31, 2023, the Fund's Wealth Share Class had a total return of 4.89%. For the seven-day period ended October 31, 2023, the Fund's Wealth Share Class provided an annualized current yield of 5.46% (subsidized) and 5.42% (non-subsidized), while its 30-day moving average annualized yield was 5.44% (subsidized) and 5.40% (non-subsidized). Yield quotation more closely reflects the current earnings of the Fund than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  November 2022 began with the Federal Reserve (Fed) delivering its fourth consecutive 75 basis point(i) interest rate hike since the cycle began in March 2022, while indicating "ongoing increases" will be needed to achieve the Fed's objectives. Chair Powell left the door open to reducing the pace of hikes at future meetings, but clarified it was premature to consider a "pause" in rate increases. This meeting shifted the narrative in the markets, from a rapid hiking slope to a more measured one, albeit leading to a higher terminal (peak) rate. Although Fed speakers reinforced this posture during the month, the lower-than-expected inflation report caused markets to latch onto the pivot narrative and financial conditions eased significantly by the end of the month. Ahead of their blackout period, Fed officials closed the month by continuing to stress that inflation remains a major issue, and many in the market still forecast a terminal rate of 5% to 5.25% as a highly likely outcome.

•  As widely anticipated, the Fed slowed the pace of rate hikes at the December 2022 Federal Open Market Committee (FOMC or the Committee) meeting, increasing the target range by 50 basis points to the range of 4.25% to 4.50%. Updated dot plot forecasts showed that officials expected the terminal rate to reach 5.1% in 2023 before dropping back to 4.1% in 2024. The Committee additionally cited that "ongoing rate increases are likely appropriate" to continue tackling elevated inflation and a very tight labor market. The market priced in two additional rate hikes in early 2023 before a pause in the tightening cycle — a notable disconnect between market pricing and Fed communication.

•  Gross domestic product (GDP) readings came in stronger than consensus estimates for the fourth quarter of 2022, with the annualized rate of 2.9% beating the expected 2.6% growth rate and the market beginning to gravitate more toward the "soft-landing" outcome for the economy in 2023.(ii) This helped exaggerate the already existing disconnect between Fed communication and market pricing.

•  With respect to the labor market, the theme of resilience persisted throughout the fourth quarter of

2023 Annual Report

October 31, 2023

Investment Overview (unaudited) (cont'd)

Money Market Portfolio

2022 and into 2023. Payroll growth exceeded 500,000 jobs in the January 2023 report, coming after gains of 260,000 and 290,000 jobs in December and November 2022, respectively.(iii) The unemployment rate, at 3.5%, matched the lowest reading in 70 years. Fed officials repeatedly cited the tightness in the labor market as a major contributor to inflation potentially becoming embedded moving forward and as a rationale for them not blinking in the fight against inflation.

•  The January 2023 consumer price index (CPI) numbers matched expectations, as the headline index increased by 0.5% month-over-month, while the core inflation gauge rose by 0.4% month-over-month. Combined with revisions to last year's readings, these data underscored that while inflation was most likely falling from its peak, progress was slower and more difficult than market participants would have liked. This caused the market to dilute some of the hope that had been building in the fourth quarter of 2022 when headline CPI rose 0.1% and 0.2% month-over-month in December and November, respectively. Markets were expected to remain focused on the variations in contributions from underlying components of CPI, such as used cars, in the months that followed.

•  The FOMC voted unanimously to increase the federal funds target rate by 0.25% to a range of 4.50% to 4.75% at the conclusion of its February 2023 meeting. The Committee noted that further rate hikes are "appropriate" in order to achieve "sufficiently restrictive" policy. The FOMC modified their messaging: in the post-meeting statement, it had previously discussed the "pace" of future rate increases, but now referred to the "extent" of future increases. This change didn't seem overly impactful on the surface, but it pointed to a Fed that was beginning to approach the end of its rate hiking cycle. Fed officials continued to monitor the economic outlook in effort to position policy accordingly. Market participants expected the Fed to continue raising rates into early summer 2023, as January 2023's employment figures far exceeded expectations.

•  At the March 2023 meeting, the FOMC voted unanimously to increase the federal funds target rate by 0.25% to a range of 4.75% to 5.00%. During the month, several high-profile regional banks came under significant pressure to meet withdrawals. The Fed and U.S. Treasury acted swiftly, securing uninsured deposits and preventing widespread contagion by announcing a newly created Bank Term Funding Program. The new facility made additional funding available to ensure banks have the ability to meet the needs of their depositors. On the back of this announcement, the FOMC press release noted that the U.S. banking system was "sound and resilient," but these stresses were likely to result in tighter financial conditions and impact economic activity.

•  In the first quarter of 2023, U.S. GDP grew 2.2% (annualized). The jobs market remained strong, despite the Fed's aggressive pace of interest rate hikes. Monthly non-farm payrolls averaged 295,000 jobs per month added to the economy in the first three months of 2023, and the unemployment rate was 3.5% as of March 2023.

•  The FOMC voted unanimously to increase the federal funds target rate by 0.25% to a range of 5.00% to 5.25% at the conclusion of its May 2023 meeting. The press release was relatively unchanged from the prior meeting; however, it now included a softer stance on forward guidance. Concerns around regional banks continued to flare as J.P. Morgan purchased First Republic Bank after U.S. regulators took control. Market participants believed the Fed was likely to hold its policy rate steady at its June 2023 meeting as it paused to interpret incoming data, with employment remaining tight and inflation still running above target.

•  This pause materialized at the June 2023 meeting, as expected. The FOMC voted unanimously to maintain the federal funds target range at 5.00% to 5.25%. This was the first time since March 2022 that the Committee left rates unchanged. Market participants attempted to grasp whether this signaled a longer-term pause in policy rate movements.

•  The June 2023 meeting also included an update of the Fed's summary of economic projections. The dot plot showed officials' median projection for the benchmark rate at the end of 2023 increased 0.50% to 5.6%. The 2023 median GDP growth projection was upgraded 0.60% to 1.0%. The 2024 GDP growth forecast was lowered slightly to 1.1%. The 2023 unemployment rate estimate decreased 0.40% to 4.1%. The Fed reduced its median 2023 personal consumption expenditure (PCE) inflation forecast

2023 Annual Report

October 31, 2023

Investment Overview (unaudited) (cont'd)

Money Market Portfolio

to 3.2% in June, from 3.3% in March. The 2024 PCE projection was unchanged at 2.5%.

•  In July 2023, the FOMC voted unanimously to increase the federal funds target rate by 0.25% to a range of 5.25% to 5.50%. The accompanying press release included an upgrade to its characterization of economic growth from "modest" to "moderate," but the statement overall was mostly unchanged. The job market remained strong, and inflation continued to run above the Fed's target. In his press conference, Chair Powell explained that the Fed remains data-dependent going forward while market participants grappled with the validity of another hike later in 2023.

•  Economic data for the second quarter of 2023 continued to point to relative resilience in the U.S. economy. GDP growth rose 2.1% (annualized) in the April to June 2023 quarterly period. Monthly non-farm payrolls growth showed signs of slowing, averaging 240,000 jobs per month in the second quarter, while unemployment remained low, at 3.5% as of July 2023.

•  At the FOMC's next meeting in September 2023, officials voted to hold rates steady at a range of 5.25% to 5.50%. The press release was relatively unchanged aside from a minor adjustment in characterizing the economic expansion as "solid," from "moderate" previously. The release also noted that while job growth "remains strong" it had more recently "slowed."

•  The September 2023 meeting included an update of the Fed's summary of economic projections. The Fed's dot plot showed officials' median projection for the benchmark rate at the end of 2023 was unchanged at 5.6%. The 2023 median GDP growth projection was increased substantially 110 basis points to 2.1%. The 2024 GDP growth forecast improved as well to 1.5%. The 2023 unemployment rate estimate declined 30 basis points to 3.8%. The Fed increased its median 2023 PCE inflation forecast to 3.3% in September from 3.2% in June. The 2024 PCE projection was unchanged at 2.5%.

•  GDP accelerated strongly in the third quarter, rising 4.9% (annualized) on the back of robust consumer spending. The labor market continued to cool, with monthly non-farm payrolls averaging 214,000 jobs per month in the third quarter of 2023 then slowing to 150,000 jobs in October 2023. The unemployment rate ticked higher to 3.9% as of October 2023.

•  With a unanimous 12-0 decision at the October 31 to November 1, 2023 meeting, the FOMC held rates constant at 22-year highs for a second straight meeting, leaving the target for the benchmark rate at 5.25% to 5.50%. The released statement said "tighter financial and credit conditions for households and businesses are likely to weigh on economic activity, hiring, and inflation," and this served as the Fed's main justification for leaving rates unchanged. Notably, during the subsequent press conference, Chair Powell indicated that risks are much more balanced as it pertains to additional tightening, which was a departure from previous meetings where he stated that the risk of doing too little outweighed the risk of doing too much. The dovish sentiment caused interest rates to rally, with the more policy-sensitive 2-year Treasury yield rallying 15 basis points, from 5.09% on October 31, 2023, to 4.94% at the close on November 1, 2023 (the day after the end of this reporting period).

Management Strategies

•  As of October 31, 2023, the Fund had net assets of approximately $2.1 billion. The Fund's weighted average maturity (WAM) and weighted average life (WAL) were 44 days and 59 days, respectively.

•  We remain comfortable in our conservative approach to managing this Fund, prioritizing portfolio positioning with elevated levels of liquidity. We believe our investment process and focus on credit research and risk management, combined with the high degree of liquidity and short maturity profile of the Fund, has put us in a favorable position to respond to both market events and potential changes to fiscal and monetary policy.

(i)  One basis point = 0.01%

(ii)  Source for all GDP data in this report: Bureau of Economic Analysis.

(iii)  Source for labor market data in this report: Bureau of Labor Statistics and Bloomberg L.P.

2023 Annual Report

October 31, 2023

Portfolio of Investments

Money Market Portfolio

	Face Amount (000)	Value (000)
Certificates of Deposit (8.4%)
Domestic Banks (2.4%)
Bank of America NA,
5.92%, 8/9/24	$15,000	$15,000
5.95%, 8/5/24	10,000	10,000
Citibank NA
5.92%, 6/21/24 - 7/30/24	25,000	25,000
		50,000
International Banks (6.0%)
Banco Santander SA,
5.89%, 1/19/24	20,000	20,000
5.90%, 3/14/24 - 4/1/24	20,000	20,000
BNP Paribas SA
5.88%, 6/21/24	10,000	10,000
Cooperatieve Rabobank UA
5.90%, 8/14/24	4,000	4,000
Natixis SA
5.94%, 6/14/24	10,000	10,000
Svenska Handelsbanken AB,
5.61%, 11/22/23	20,000	20,000
5.91%, 7/16/24	10,000	10,000
Toronto-Dominion Bank,
5.70%, 12/1/23	25,000	25,000
5.88%, 6/14/24	10,000	10,000
		129,000
Total Certificates of Deposit (Cost $179,000)		179,000
Commercial Paper (a) (16.8%)
Asset-Backed Diversified Financial Services (4.8%)
Atlantic Asset Securitization LLC,
5.88%, 6/17/24 - 6/20/24	20,000	19,275
5.91%, 7/17/24	5,000	4,797
Barton Capital SA
5.87%, 4/15/24	10,000	9,737
Collateralized Commercial Paper FLEX Co. LLC
6.02%, 6/21/24	7,000	7,000
Fairway Finance Corp.
5.90%, 7/16/24	10,000	9,595
LMA Americas LLC
5.91%, 7/16/24	5,000	4,797
Starbird Funding Corp.
5.93%, 7/12/24 (b)	15,000	14,399
Thunder Bay Funding LLC,
5.62%, 12/14/23	5,000	4,967
5.72%, 12/7/23	25,000	24,861
Versailles Commercial Paper LLC
5.92%, 7/2/24	5,000	4,808
		104,236
Automobile (2.0%)
Toyota Credit Canada, Inc.
5.87%, 3/26/24	10,000	9,769
	Face Amount (000)	Value (000)
Toyota Credit de Puerto Rico Corp.,
5.96%, 5/6/24	$5,000	$4,852
5.98%, 6/7/24	20,000	19,304
Toyota Motor Credit Corp.,
5.90%, 6/14/24	5,000	4,823
5.91%, 6/28/24	5,000	4,811
		43,559
Automobiles Manufacturing (0.5%)
Volvo Treasury North America LP
5.60%, 12/15/23	10,000	9,932
Finance (0.5%)
Citigroup Global Markets, Inc.
5.71%, 12/18/23	10,000	9,928
International Banks (9.0%)
Australia & New Zealand Banking Group Ltd.
5.90%, 7/15/24	10,000	9,597
Barclays Bank PLC,
5.69%, 12/14/23 (b)	10,000	9,933
5.87%, 3/19/24 (b)	25,000	24,450
5.88%, 4/5/24 (b)	10,000	9,753
5.92%, 4/19/24 (b)	20,000	19,457
Cooperatieve Rabobank UA
5.89%, 6/10/24	5,000	4,826
DBS Bank Ltd.
5.69%, 12/18/23 (b)	15,000	14,892
DNB Bank ASA
5.90%, 6/13/24 - 7/16/24	25,000	24,066
DZ Bank AG Deutsche Zentral-Genossenschaftsbank
5.30%, 11/1/23	1,000	1,000
Federation des Caisses Desjardins du Quebec
5.59%, 12/14/23 - 12/18/23	23,000	22,839
Societe Generale SA
5.86%, 1/31/24	12,000	11,828
Sumitomo Mitsui Trust Bank Ltd.
5.61%, 12/14/23	15,000	14,901
Suncorp Group Ltd.,
5.75%, 12/4/23	7,000	6,964
5.88%, 4/3/24	10,000	9,755
5.89%, 4/22/24 (b)	3,000	2,917
UBS AG London
5.99%, 3/15/24	5,000	4,892
		192,070
Total Commercial Paper (Cost $359,725)		359,725
Corporate Bonds (3.3%)
International Banks (3.3%)
ANZ New Zealand Int'l Ltd.
3.40%, 3/19/24 (b)	6,605	6,542
Bank of New Zealand
3.50%, 2/20/24 (b)	9,840	9,765

The accompanying notes are an integral part of the financial statements.

2023 Annual Report

October 31, 2023

Portfolio of Investments (cont'd)

Money Market Portfolio

	Face Amount (000)	Value (000)
International Banks (cont'd)
BPCE SA
4.00%, 4/15/24	$1,000	$991
Nationwide Building Society
0.55%, 1/22/24 (b)	16,280	16,084
Sumitomo Mitsui Trust Bank Ltd.
0.85%, 3/25/24 (b)	12,000	11,763
UBS AG London
0.45%, 2/9/24 (b)	25,360	24,983
Total Corporate Bonds (Cost $70,128)		70,128
Floating Rate Notes (c) (19.9%)
Asset-Backed Diversified Financial Services (2.0%)
Collateralized Commercial Paper FLEX Co. LLC,
SOFR + 0.53%, 5.84%, 6/21/24 (b)	7,000	7,000
Thunder Bay Funding LLC,
SOFR + 0.39%, 5.70%, 12/20/23 (b)	25,000	25,000
SOFR + 0.42%, 5.73%, 12/14/23 (b)	10,000	10,000
		42,000
Automobile (0.6%)
Toyota Motor Credit Corp.,
SOFR + 0.55%, 5.86%, 10/16/24	13,709	13,709
Domestic Bank (0.7%)
Citibank NA,
SOFR + 0.40%, 5.71%, 12/15/23	15,000	15,000
Finance (1.2%)
Citigroup Global Markets, Inc.,
SOFR + 0.34%, 5.65%, 11/16/23 (b)	25,000	25,000
Insurance (0.5%)
Metlife Short Term Fund,
SOFR + 0.36%, 5.67%, 12/15/23 (b)	10,000	10,000
International Banks (14.9%)
Australia & New Zealand Banking Group Ltd.,
SOFR + 0.36%, 5.67%, 12/15/23 (b)	50,000	49,998
SOFR + 0.50%, 5.81%, 3/22/24 (b)	10,000	10,000
Bank of Nova Scotia,
SOFR + 0.41%, 5.72%, 12/15/23	25,000	25,000
BPCE SA,
SOFR + 0.45%, 5.76%, 12/1/23 (b)	65,000	64,999
Canadian Imperial Bank of Commerce,
SOFR + 0.50%, 6.94%, 11/6/23	10,000	10,000
Commonwealth Bank of Australia,
SOFR + 0.50%, 5.81%, 3/20/24 (b)	10,000	10,000
Mizuho Bank Ltd.,
SOFR + 0.46%, 5.77%, 11/2/23	25,000	25,000
National Australia Bank Ltd.,
SOFR + 0.51%, 5.82%, 3/22/24 (b)	10,000	10,000
Nordea Bank ABP,
SOFR + 0.39%, 5.70%, 12/7/23	5,000	5,000
SOFR + 0.50%, 5.81%, 3/12/24 - 3/18/24 (b)	30,000	30,000
SOFR + 0.51%, 5.82%, 3/15/24	10,000	10,000
Sumitomo Mitsui Banking Corp.,
SOFR + 0.46%, 5.77%, 12/15/23	15,000	15,000
	Face Amount (000)	Value (000)
Sumitomo Mitsui Trust Bank Ltd.,
SOFR + 0.49%, 5.80%, 12/18/23 - 12/19/23	$20,000	$20,000
Svenska Handelsbanken AB,
SOFR + 0.40%, 5.71%, 12/1/23	10,000	10,000
UBS AG London,
SOFR + 0.35%, 5.73%, 11/15/23 - 11/17/23 (b)	10,000	10,000
Westpac Banking Corp.,
SOFR + 0.50%, 5.81%, 3/14/24 (b)	15,000	15,000
		319,997
Total Floating Rate Notes (Cost $425,706)		425,706
Repurchase Agreements (44.4%)
ABN Amro Securities LLC, (5.47%, dated 10/31/23, due 11/1/23; proceeds $25,004; fully collateralized by various U.S. Government agency security, 3.50% due 8/1/49, U.S. Government obligations, 1.00% - 3.50% due 7/15/25 - 1/31/30 and Corporate Bonds, 1.70% - 8.75% due 1/25/24 - 1/24/39; valued at $25,747)	25,000	25,000
Bank of America Securities, Inc., (5.82% (c), dated 10/27/23, due 10/28/24; proceeds $31,780; fully collateralized by various Common Stocks and Preferred Stocks (d); valued at $31,500) (Demand 11/1/23)	30,000	30,000
Bank of America Securities, Inc., (5.37%, dated 10/26/23, due 11/2/23; proceeds $28,029; fully collateralized by various Corporate Bonds, 1.40% - 6.95% due 5/15/24 - 9/1/52; valued at $29,400)	28,000	28,000
BMO Capital Markets Corp., (5.42%, dated 10/31/23, due 11/1/23; proceeds $30,005; fully collateralized by various U.S. Government agency security, 5.50% due 7/1/53, U.S. Government obligation, 0.00% due 11/15/52 and Corporate Bonds, 2.25% - 6.25% due 11/1/24 - 5/10/51; valued at $31,402)	30,000	30,000
BNP Paribas SA, (5.52%, dated 10/31/23, due 11/1/23; proceeds $20,003; fully collateralized by various Corporate Bonds, 5.38% - 6.38% due 7/15/27 - 6/15/29; valued at $21,200)	20,000	20,000
BNP Paribas SA, (Interest in $1,050,000 joint repurchase agreement, 5.30%, dated 10/31/23 under which BNP Paribas SA, will repurchase the securities provided as collateral for $1,050,155 on 11/1/23. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government agency securities and U.S. Government obligations with various maturities to 10/1/53; valued at $1,073,409)	200,000	200,000
Credit Agricole Corporate and Investment Bank, (5.37%, dated 10/26/23, due 11/2/23; proceeds $27,028; fully collateralized by various Corporate Bonds, 1.13% - 8.25% due 4/1/24 - 12/1/53; valued at $28,350)	27,000	27,000
Credit Agricole Corporate and Investment Bank, (5.37%, dated 10/26/23, due 11/2/23; proceeds $11,011; fully collateralized by various Corporate Bonds, 2.34% - 4.88% due 3/15/25 - 8/12/50; valued at $11,550)	11,000	11,000

The accompanying notes are an integral part of the financial statements.

2023 Annual Report

October 31, 2023

Portfolio of Investments (cont'd)

Money Market Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
Credit Agricole Corporate and Investment Bank, (5.37%, dated 10/31/23, due 11/7/23; proceeds $11,011; fully collateralized by various Corporate Bonds, 3.17% - 4.88% due 9/11/27 - 3/7/28; valued at $11,550)	$11,000	$11,000
Credit Agricole Corporate and Investment Bank, (5.37%, dated 10/27/23, due 11/3/23; proceeds $17,018; fully collateralized by various U.S. Government agency security, 5.63% due 3/14/36, U.S. Government obligations, 0.00% - 4.00% due 2/15/26 - 11/15/52 and Corporate Bonds, 0.70% - 6.35% due 4/30/24 - 2/15/48; valued at $17,847)	17,000	17,000
ING Financial Markets LLC, (5.40%, dated 10/31/23, due 11/1/23; proceeds $40,006; fully collateralized by various Corporate Bonds, 0.95% - 7.95% due 9/13/24 - 12/31/79; valued at $42,000)	40,000	40,000
JP Morgan Securities LLC, (5.52% (c), dated 8/1/23, due 11/7/23; proceeds $71,052; fully collateralized by various Corporate Bonds, 3.38% - 9.75% due 2/1/26 - 10/15/30; valued at $74,538) (Demand 11/1/23)	70,000	70,000
Mizuho Securities USA LLC, (5.44%, dated 10/31/23, due 11/1/23; proceeds $40,006; fully collateralized by various Common Stocks (d); valued at $42,000)	40,000	40,000
MUFG Securities Americas, Inc., (5.37%, dated 10/31/23, due 11/1/23; proceeds $25,004; fully collateralized by various Corporate Bonds, 0.65% - 6.00% due 6/3/24 - 6/15/52; valued at $26,254)	25,000	25,000
MUFG Securities Americas, Inc., (5.37%, dated 10/31/23, due 11/1/23; proceeds $11,002; fully collateralized by various Corporate Bonds, 3.90% - 6.50% due 11/15/43 - 4/1/52; valued at $11,552)	11,000	11,000
MUFG Securities Americas, Inc., (5.37%, dated 10/31/23, due 11/1/23; proceeds $5,001; fully collateralized by various U.S. Government agency securities, 2.00% - 6.30% due 7/1/32 - 8/1/52 and Corporate Bonds, 3.40% - 7.08% due 7/8/24 - 4/1/63; valued at $5,250)	5,000	5,000
MUFG Securities Americas, Inc., (5.37%, dated 10/31/23, due 11/1/23; proceeds $20,003; fully collateralized by various U.S. Government agency securities, 3.50% - 4.50% due 7/1/44 - 11/1/52 and Corporate Bonds, 2.07% - 7.75% due 4/15/24 - 9/15/51; valued at $21,003)	20,000	20,000
Natixis SA, (Interest in $500,000 joint repurchase agreement, 5.30%, dated 10/31/23 under which Natixis SA, will repurchase the securities provided as collateral for $500,074 on 11/1/23. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government obligations with various maturities to 2/15/53; valued at $510,000)	73,000	73,000
	Face Amount (000)	Value (000)
RBC Capital Markets LLC, (5.42%, dated 10/25/23, due 11/1/23; proceeds $96,101; fully collateralized by various U.S. Government obligation, 3.00% due 8/15/48 and Corporate Bonds, 1.50% - 6.88% due 6/4/24 - 1/15/87; valued at $100,769)	$96,000	$96,000
Societe Generale SA, (5.35%, dated 10/26/23, due 11/2/23; proceeds $70,073; fully collateralized by various Corporate Bonds, 0.70% - 9.03% due 12/15/23 - 5/15/55; valued at $73,576)	70,000	70,000
Societe Generale SA, (5.47%, dated 10/31/23, due 11/1/23; proceeds $15,002; fully collateralized by various Corporate Bonds, 4.00% - 10.50% due 6/26/24 - 5/1/48 (d); valued at $15,857)	15,000	15,000
TD Securities USA LLC, (5.39%, dated 10/31/23, due 11/1/23; proceeds $60,009; fully collateralized by various Corporate Bonds, 2.38% - 9.70% due 11/15/29 - 9/1/53; valued at $63,000)	60,000	60,000
Wells Fargo Securities LLC, (5.71%, dated 9/15/23, due 12/14/23; proceeds $5,071; fully collateralized by Corporate Bonds, 5.90% due 9/12/33; valued at $5,251)	5,000	5,000
Wells Fargo Securities LLC, (5.71%, dated 9/15/23, due 12/14/23; proceeds $20,286; fully collateralized by various Common Stocks and Preferred Stocks; valued at $21,000)	20,000	20,000
Total Repurchase Agreements (Cost $949,000)		949,000
Time Deposits (7.0%)
International Banks (7.0%)
Barclays Bank PLC (New York Branch)
5.32%, 11/1/23	21,000	21,000
BNP Paribas SA
5.30%, 11/1/23	60,000	60,000
Canadian Imperial Bank of Commerce
5.31%, 11/1/23	5,000	5,000
Credit Agricole Corporate and Investment Bank
5.30%, 11/1/23	6,000	6,000
DNB Bank ASA (New York Branch)
5.30%, 11/1/23	1,000	1,000
Mizuho Bank Ltd.
5.32%, 11/1/23	33,000	33,000
National Bank of Canada (Montreal Branch)
5.31%, 11/1/23	5,000	5,000
Skandinaviska Enskilda Banken AB
5.31%, 11/1/23	5,000	5,000
Svenska Handelsbanken AB (New York Branch)
5.30%, 11/1/23	10,000	10,000
Toronto-Dominion Bank
5.30%, 11/1/23	5,000	5,000
Total Time Deposits (Cost $151,000)		151,000
Total Investments (99.8%) (Cost $2,134,559) (e)		2,134,559
Other Assets in Excess of Liabilities (0.2%)		4,067
Net Assets (100.0%)		$2,138,626

The accompanying notes are an integral part of the financial statements.

2023 Annual Report

October 31, 2023

Portfolio of Investments (cont'd)

Money Market Portfolio

(a)  The rates shown are the effective yields at the date of purchase.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Floating or variable rate securities: The rates disclosed are as of October 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(d)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time after which they revert to a floating rate. Interest rates in effect are as of October 31, 2023.

(e)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes.

SOFR  Secured Overnight Financing Rate.

Portfolio Composition

Classification	Percentage of Total Investments
Repurchase Agreements	44.5%
Floating Rate Notes	19.9
Commercial Paper	16.8
Certificates of Deposit	8.4
Time Deposits	7.1
Other*	3.3
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.

2023 Annual Report

October 31, 2023

Investment Overview (unaudited)

Prime Portfolio

The Prime Portfolio seeks preservation of capital, daily liquidity and maximum current income. The Fund invests in liquid, high quality U.S. dollar-denominated money market instruments of U.S. and foreign financial corporations and U.S. non-financial corporations. The Fund also invests in obligations issued or guaranteed by the U.S. Government and its agencies and instrumentalities. The Fund's money market investments may include commercial paper, corporate debt obligations, debt obligations (including certificates of deposit and promissory notes) of U.S. banks or foreign banks, or of U.S. branches or subsidiaries of foreign banks, or foreign branches of U.S. banks (such as Yankee obligations), certificates of deposit of savings banks and savings and loan organizations, asset-backed securities, repurchase agreements and municipal obligations. The Fund may also invest in U.S. dollar-denominated foreign securities and money market instruments. The Fund operates as an "institutional money market fund," which is neither a "government money market fund" nor "retail money market fund" as such terms are defined or interpreted under Rule 2a-7 under the Investment Company Act of 1940, as amended ("Rule 2a-7" under the "1940 Act"). As such, the Fund is required to price and transact in its shares at a net asset value per share ("NAV") reflecting market-based values of its portfolio holdings (i.e., at a "floating" NAV), rounded to a minimum of the fourth decimal place. Like other money market funds of its type, the Fund is subject to the possible imposition of liquidity fees if the Fund's Board of Trustees determines that such fee is in the best interests of the Fund.

Performance

For the fiscal year ended October 31, 2023, the Fund's Institutional Share Class had a total return of 5.02%. For the seven-day period ended October 31, 2023, the Fund's Institutional Share Class provided an annualized current yield of 5.46% (subsidized) 5.45% (non-subsidized), while its 30-day moving average annualized yield was 5.45% (subsidized) and 5.44% (non-subsidized). Yield quotation more closely reflects the current earnings of the Fund than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  November 2022 began with the Federal Reserve (Fed) delivering its fourth consecutive 75 basis point(i) interest rate hike since the cycle began in March 2022, while indicating "ongoing increases" will be needed to achieve the Fed's objectives. Chair

Powell left the door open to reducing the pace of hikes at future meetings, but clarified it was premature to consider a "pause" in rate increases. This meeting shifted the narrative in the markets, from a rapid hiking slope to a more measured one, albeit leading to a higher terminal (peak) rate. Although Fed speakers reinforced this posture during the month, the lower-than-expected inflation report caused markets to latch onto the pivot narrative and financial conditions eased significantly by the end of the month. Ahead of their blackout period, Fed officials closed the month by continuing to stress that inflation remains a major issue, and many in the market still forecast a terminal rate of 5% to 5.25% as a highly likely outcome.

•  As widely anticipated, the Fed slowed the pace of rate hikes at the December 2022 Federal Open Market Committee (FOMC or the Committee) meeting, increasing the target range by 50 basis points to the range of 4.25% to 4.50%. Updated dot plot forecasts showed that officials expected the terminal rate to reach 5.1% in 2023 before dropping back to 4.1% in 2024. The Committee additionally cited that "ongoing rate increases are likely appropriate" to continue tackling elevated inflation and a very tight labor market. The market priced in two additional rate hikes in early 2023 before a pause in the tightening cycle — a notable disconnect between market pricing and Fed communication.

•  Gross domestic product (GDP) readings came in stronger than consensus estimates for the fourth quarter of 2022, with the annualized rate of 2.9% beating the expected 2.6% growth rate and the market beginning to gravitate more toward the "soft-landing" outcome for the economy in 2023.(ii) This helped exaggerate the already existing disconnect between Fed communication and market pricing.

•  With respect to the labor market, the theme of resilience persisted throughout the fourth quarter of 2022 and into 2023. Payroll growth exceeded 500,000 jobs in the January 2023 report, coming after gains of 260,000 and 290,000 jobs in December and November 2022, respectively.(iii) The unemployment rate, at 3.5%, matched the lowest reading in 70 years. Fed officials repeatedly cited the tightness in the labor market as a major contributor

2023 Annual Report

October 31, 2023

Investment Overview (unaudited) (cont'd)

Prime Portfolio

to inflation potentially becoming embedded moving forward and as a rationale for them not blinking in the fight against inflation.

•  The January 2023 consumer price index (CPI) numbers matched expectations, as the headline index increased by 0.5% month-over-month, while the core inflation gauge rose by 0.4% month-over-month. Combined with revisions to last year's readings, these data underscored that while inflation was most likely falling from its peak, progress was slower and more difficult than market participants would have liked. This caused the market to dilute some of the hope that had been building in the fourth quarter of 2022 when headline CPI rose 0.1% and 0.2% month-over-month in December and November, respectively. Markets were expected to remain focused on the variations in contributions from underlying components of CPI, such as used cars, in the months that followed.

•  The FOMC voted unanimously to increase the federal funds target rate by 0.25% to a range of 4.50% to 4.75% at the conclusion of its February 2023 meeting. The Committee noted that further rate hikes are "appropriate" in order to achieve "sufficiently restrictive" policy. The FOMC modified their messaging: in the post-meeting statement, it had previously discussed the "pace" of future rate increases, but now referred to the "extent" of future increases. This change didn't seem overly impactful on the surface, but it pointed to a Fed that was beginning to approach the end of its rate hiking cycle. Fed officials continued to monitor the economic outlook in effort to position policy accordingly. Market participants expected the Fed to continue raising rates into early summer 2023, as January 2023's employment figures far exceeded expectations.

•  At the March 2023 meeting, the FOMC voted unanimously to increase the federal funds target rate by 0.25% to a range of 4.75% to 5.00%. During the month, several high-profile regional banks came under significant pressure to meet withdrawals. The Fed and U.S. Treasury acted swiftly, securing uninsured deposits and preventing widespread contagion by announcing a newly created Bank Term Funding Program. The new facility made additional funding available to ensure banks have the ability to meet the needs of their depositors. On the back of this announcement, the FOMC press release noted that the U.S. banking system was "sound and resilient," but these stresses were likely to result in tighter financial conditions and impact economic activity.

•  In the first quarter of 2023, U.S. GDP grew 2.2% (annualized). The jobs market remained strong, despite the Fed's aggressive pace of interest rate hikes. Monthly non-farm payrolls averaged 295,000 jobs per month added to the economy in the first three months of 2023, and the unemployment rate was 3.5% as of March 2023.

•  The FOMC voted unanimously to increase the federal funds target rate by 0.25% to a range of 5.00% to 5.25% at the conclusion of its May 2023 meeting. The press release was relatively unchanged from the prior meeting; however, it now included a softer stance on forward guidance. Concerns around regional banks continued to flare as J.P. Morgan purchased First Republic Bank after U.S. regulators took control. Market participants believed the Fed was likely to hold its policy rate steady at its June 2023 meeting as it paused to interpret incoming data, with employment remaining tight and inflation still running above target.

•  This pause materialized at the June 2023 meeting, as expected. The FOMC voted unanimously to maintain the federal funds target range at 5.00% to 5.25%. This was the first time since March 2022 that the Committee left rates unchanged. Market participants attempted to grasp whether this signaled a longer-term pause in policy rate movements.

•  The June 2023 meeting also included an update of the Fed's summary of economic projections. The dot plot showed officials' median projection for the benchmark rate at the end of 2023 increased 0.50% to 5.6%. The 2023 median GDP growth projection was upgraded 0.60% to 1.0%. The 2024 GDP growth forecast was lowered slightly to 1.1%. The 2023 unemployment rate estimate decreased 0.40% to 4.1%. The Fed reduced its median 2023 personal consumption expenditure (PCE) inflation forecast to 3.2% in June, from 3.3% in March. The 2024 PCE projection was unchanged at 2.5%.

2023 Annual Report

October 31, 2023

Investment Overview (unaudited) (cont'd)

Prime Portfolio

•  In July 2023, the FOMC voted unanimously to increase the federal funds target rate by 0.25% to a range of 5.25% to 5.50%. The accompanying press release included an upgrade to its characterization of economic growth from "modest" to "moderate," but the statement overall was mostly unchanged. The job market remained strong, and inflation continued to run above the Fed's target. In his press conference, Chair Powell explained that the Fed remains data-dependent going forward while market participants grappled with the validity of another hike later in 2023.

•  Economic data for the second quarter of 2023 continued to point to relative resilience in the U.S. economy. GDP growth rose 2.1% (annualized) in the April to June 2023 quarterly period. Monthly non-farm payrolls growth showed signs of slowing, averaging 240,000 jobs per month in the second quarter, while unemployment remained low, at 3.5% as of July 2023.

•  At the FOMC's next meeting in September 2023, officials voted to hold rates steady at a range of 5.25% to 5.50%. The press release was relatively unchanged aside from a minor adjustment in characterizing the economic expansion as "solid," from "moderate" previously. The release also noted that while job growth "remains strong" it had more recently "slowed."

•  The September 2023 meeting included an update of the Fed's summary of economic projections. The Fed's dot plot showed officials' median projection for the benchmark rate at the end of 2023 was unchanged at 5.6%. The 2023 median GDP growth projection was increased substantially 110 basis points to 2.1%. The 2024 GDP growth forecast improved as well to 1.5%. The 2023 unemployment rate estimate declined 30 basis points to 3.8%. The Fed increased its median 2023 PCE inflation forecast to 3.3% in September from 3.2% in June. The 2024 PCE projection was unchanged at 2.5%.

•  GDP accelerated strongly in the third quarter, rising 4.9% (annualized) on the back of robust consumer spending. The labor market continued to cool, with monthly non-farm payrolls averaging 214,000 jobs per month in the third quarter of 2023 then slowing to 150,000 jobs in October 2023. The unemployment rate ticked higher to 3.9% as of October 2023.

•  With a unanimous 12-0 decision at the October 31 to November 1, 2023 meeting, the FOMC held rates constant at 22-year highs for a second straight meeting, leaving the target for the benchmark rate at 5.25% to 5.50%. The released statement said "tighter financial and credit conditions for households and businesses are likely to weigh on economic activity, hiring, and inflation," and this served as the Fed's main justification for leaving rates unchanged. Notably, during the subsequent press conference, Chair Powell indicated that risks are much more balanced as it pertains to additional tightening, which was a departure from previous meetings where he stated that the risk of doing too little outweighed the risk of doing too much. The dovish sentiment caused interest rates to rally, with the more policy-sensitive 2-year Treasury yield rallying 15 basis points, from 5.09% on October 31, 2023, to 4.94% at the close on November 1, 2023 (the day after the end of this reporting period).

Management Strategies

•  As of October 31, 2023, the Fund had net assets of approximately $17.3 billion. The Fund's weighted average maturity (WAM) and weighted average life (WAL) were 44 days and 61 days, respectively.

•  We remain comfortable in our conservative approach to managing this Fund, prioritizing portfolio positioning with elevated levels of liquidity. We believe our investment process and focus on credit research and risk management, combined with the high degree of liquidity and short maturity profile of the Fund, has put us in a favorable position to respond to both market events and potential changes to fiscal and monetary policy.

(i)  One basis point = 0.01%

(ii)  Source for all GDP data in this report: Bureau of Economic Analysis.

(iii)  Source for labor market data in this report: Bureau of Labor Statistics and Bloomberg L.P.

2023 Annual Report

October 31, 2023

Portfolio of Investments

Prime Portfolio

	Face Amount (000)	Value (000)
Certificates of Deposit (9.5%)
Domestic Banks (3.1%)
Bank of America NA,
5.92%, 8/9/24	$100,000	$99,962
5.95%, 8/5/24	45,000	44,993
6.00%, 9/23/24	75,000	75,027
Citibank NA
5.92%, 6/21/24 - 7/30/24	320,000	320,044
		540,026
International Banks (6.4%)
Banco Santander SA,
5.89%, 1/19/24	110,500	110,571
5.90%, 3/14/24 - 4/1/24	165,000	164,996
Bank of Nova Scotia
5.90%, 6/24/24	115,000	115,028
BNP Paribas SA
5.88%, 6/21/24	85,000	85,001
Cooperatieve Rabobank UA
5.90%, 8/14/24	30,000	29,990
Natixis SA
5.94%, 6/14/24	80,000	80,016
Svenska Handelsbanken AB,
5.60%, 11/22/23	100,000	100,010
5.61%, 11/22/23	50,000	50,005
5.91%, 7/16/24	100,000	100,005
Svenska Handelsbanken AB (New York)
5.89%, 7/24/24	25,000	24,999
Toronto-Dominion Bank,
5.70%, 12/1/23	75,000	75,016
5.88%, 6/14/24	65,000	64,998
6.00%, 9/20/24	100,000	100,050
		1,100,685
Total Certificates of Deposit (Cost $1,640,505)		1,640,711
Commercial Paper (a) (20.2%)
Asset-Backed Diversified Financial Services (3.3%)
Atlantic Asset Securitization LLC,
5.88%, 6/17/24 - 6/20/24	135,000	130,110
5.91%, 7/17/24	60,000	57,554
Barton Capital SA
5.87%, 4/15/24	40,000	38,956
Collateralized Commercial Paper FLEX Co. LLC
6.02%, 6/21/24	57,000	57,022
Fairway Finance Corp.
5.90%, 7/16/24	50,000	47,965
LMA Americas LLC
5.91%, 7/16/24	25,000	23,986
Podium Funding Trust
5.69%, 12/11/23	58,000	57,644
Starbird Funding Corp.
5.93%, 7/12/24 (b)	50,000	47,993
	Face Amount (000)	Value (000)
Thunder Bay Funding LLC
5.53%, 12/7/23	$60,000	$59,669
Versailles Commercial Paper LLC
5.92%, 7/2/24	45,000	43,274
		564,173
Automobile (1.6%)
Toyota Credit Canada, Inc.,
5.87%, 3/26/24	40,000	39,097
5.97%, 7/10/24	50,000	48,082
Toyota Credit de Puerto Rico Corp.,
5.92%, 1/16/24	25,000	24,705
5.96%, 5/6/24	20,000	19,416
Toyota Financial Australia
5.78%, 12/13/23	50,000	49,679
Toyota Financial Services de Puerto Rico, Inc.
5.63%, 12/1/23	15,000	14,931
Toyota Motor Credit Corp.,
5.90%, 6/14/24	30,000	28,967
5.91%, 6/28/24	60,000	57,806
		282,683
Automobiles Manufacturing (0.6%)
Volvo Treasury North America LP
5.60%, 12/15/23	95,000	94,337
Domestic Banks (0.3%)
Bank of America Securities, Inc.
5.76%, 12/21/23	50,000	49,613
Finance (0.8%)
Barclays Capital, Inc.,
5.80%, 11/27/23	25,000	24,900
5.94%, 2/9/24	30,000	29,531
Citigroup Global Markets, Inc.
5.71%, 12/18/23	88,000	87,360
		141,791
International Banks (13.6%)
Australia & New Zealand Banking Group Ltd.
5.90%, 7/15/24	90,000	86,449
Barclays Bank PLC,
5.64%, 11/21/23 (b)	25,000	24,921
5.69%, 12/14/23 (b)	90,000	89,402
5.72%, 12/18/23 (b)	50,000	49,637
5.77%, 12/12/23 (b)	50,000	49,683
5.87%, 3/19/24 (b)	150,000	146,725
5.88%, 4/5/24 (b)	75,000	73,152
5.92%, 4/19/24 (b)	30,000	29,191
BPCE SA
5.72%, 12/12/23	150,000	149,052
Cooperatieve Rabobank UA
5.89%, 6/10/24	70,000	67,584

The accompanying notes are an integral part of the financial statements.

2023 Annual Report

October 31, 2023

Portfolio of Investments (cont'd)

Prime Portfolio

	Face Amount (000)	Value (000)
International Banks (cont'd)
DBS Bank Ltd.
5.69%, 12/18/23 (b)	$85,000	$84,387
DNB Bank ASA
5.90%, 6/13/24 - 7/16/24	185,000	178,054
DZ Bank AG Deutsche Zentral-Genossenschaftsbank
5.30%, 11/1/23	257,000	256,963
Lloyds Bank PLC
5.66%, 12/6/23	175,000	174,052
Macquarie Bank Ltd.
5.72%, 12/15/23 (b)	75,000	74,490
Sumitomo Mitsui Trust Bank Ltd.
5.61%, 12/14/23	75,000	74,503
Suncorp Group Ltd.,
5.75%, 12/4/23	40,000	39,787
5.88%, 4/2/24 - 4/9/24	105,750	103,029
5.89%, 4/15/24 - 4/22/24 (b)	62,000	60,259
Svenska Handelsbanken AB
5.69%, 12/13/23	100,000	99,370
Toronto-Dominion Bank
5.94%, 7/18/24	75,000	71,942
UBS AG London,
5.75%, 12/13/23 - 12/14/23	325,000	322,877
5.99%, 3/15/24	50,000	48,941
		2,354,450
Total Commercial Paper (Cost $3,486,829)		3,487,047
Corporate Bonds (0.2%)
International Banks (0.2%)
Nationwide Building Society
0.55%, 1/22/24 (b)	9,455	9,341
Sumitomo Mitsui Trust Bank Ltd.
0.85%, 3/25/24 (b)	27,000	26,479
Total Corporate Bonds (Cost $35,810)		35,820
Floating Rate Notes (c) (18.3%)
Asset-Backed Diversified Financial Services (2.0%)
Collateralized Commercial Paper FLEX Co. LLC,
SOFR + 0.53%, 5.84%, 6/21/24 (a)(b)	57,000	57,008
Old Line Funding LLC,
SOFR + 0.37%, 5.68%, 12/5/23 (b)	100,000	100,022
SOFR + 0.42%, 5.73%, 12/14/23 (b)	150,000	150,051
Thunder Bay Funding LLC,
SOFR + 0.42%, 5.73%, 12/14/23 (b)	40,000	40,011
		347,092
Automobile (0.7%)
Toyota Motor Credit Corp.,
SOFR + 0.55%, 5.86%, 10/16/24	111,000	111,089
Domestic Banks (3.3%)
Citibank NA,
SOFR + 0.40%, 5.71%, 12/15/23	175,000	175,056
	Face Amount (000)	Value (000)
Wells Fargo Bank NA,
SOFR + 0.47%, 5.78%, 12/18/23	$250,000	$250,115
SOFR + 0.50%, 5.81%, 12/20/23	150,000	150,078
		575,249
Insurance (0.2%)
Metlife Short Term Fund,
SOFR + 0.36%, 5.67%, 12/15/23 (b)	40,000	40,011
International Banks (12.1%)
Australia & New Zealand Banking Group Ltd.,
SOFR + 0.50%, 5.81%, 3/22/24 (b)	100,000	100,078
BPCE SA,
SOFR + 0.45%, 5.76%, 12/1/23 (b)	235,000	235,069
Commonwealth Bank of Australia,
SOFR + 0.50%, 5.81%, 3/20/24 (b)	140,000	140,111
Macquarie Bank Ltd.,
SOFR + 0.35%, 5.66%, 12/11/23 (b)	100,000	100,026
Mizuho Bank Ltd.,
SOFR + 0.46%, 5.77%, 11/2/23	100,000	100,002
National Australia Bank Ltd.,
SOFR + 0.51%, 5.82%, 3/22/24 (b)	65,000	65,048
Nordea Bank ABP,
SOFR + 0.38%, 5.69%, 12/14/23 (b)	75,000	75,023
SOFR + 0.39%, 5.70%, 12/7/23	30,000	30,008
SOFR + 0.50%, 5.81%, 3/18/24 (b)	225,000	225,174
SOFR + 0.51%, 5.82%, 3/15/24 - 3/22/24	215,000	215,172
Sumitomo Mitsui Banking Corp.,
SOFR + 0.36%, 5.67%, 12/20/23	150,000	150,038
SOFR + 0.46%, 5.77%, 12/15/23	125,000	125,043
Sumitomo Mitsui Trust Bank Ltd.,
SOFR + 0.49%, 5.80%, 12/18/23 - 12/19/23	170,000	170,071
UBS AG London,
SOFR + 0.35%, 5.73%, 11/15/23 - 11/17/23 (b)	125,000	125,000
SOFR + 0.48%, 5.84%, 12/12/23 (b)	75,000	75,022
Westpac Banking Corp.,
SOFR + 0.35%, 5.66%, 12/5/23 (b)	50,000	50,010
SOFR + 0.50%, 5.81%, 3/14/24 (b)	100,000	100,079
		2,080,974
Total Floating Rate Notes (Cost $3,152,996)		3,154,415
Repurchase Agreements (42.2%)
ABN Amro Securities LLC, (Interest in $1,050,000 joint repurchase agreement, 5.30%, dated 10/31/23 under which ABN Amro Securities LLC, will repurchase the securities provided as collateral for $1,050,155 on 11/1/23. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government agency securities and U.S. Government obligations with various maturities to 5/20/53; valued at $1,078,942)	650,000	650,000

The accompanying notes are an integral part of the financial statements.

2023 Annual Report

October 31, 2023

Portfolio of Investments (cont'd)

Prime Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
ABN Amro Securities LLC, (5.47%, dated 10/31/23, due 11/1/23; proceeds $225,034; fully collateralized by various U.S. Government agency securities, 3.50% - 5.00% due 8/1/49 - 8/20/52, U.S. Government obligations, 1.00% - 3.50% due 1/15/25 - 5/15/46 and Corporate Bonds, 0.39% - 9.00% due 1/1/24 - 2/9/61; valued at $234,768)	$225,000	$225,000
Bank of America Securities, Inc., (5.82% (c), dated 10/27/23, due 10/28/24; proceeds $47,670; fully collateralized by various Common Stocks and Preferred Stocks (d); valued at $47,250) (Demand 11/1/23)	45,000	45,000
Bank of America Securities, Inc., (5.39%, dated 10/26/23, due 11/2/23; proceeds $300,314; fully collateralized by various Corporate Bonds, 2.40% - 13.38% due 11/1/23 - 11/1/41 (d); valued at $317,957)	300,000	300,000
Bank of America Securities, Inc., (5.37%, dated 10/26/23, due 11/2/23; proceeds $222,232; fully collateralized by various U.S. Government agency security, 5.50% due 9/1/53 and Corporate Bonds, 0.60% - 8.88% due 11/1/23 - 1/15/83 (d); valued at $229,310)	222,000	222,000
BMO Capital Markets Corp., (5.42%, dated 10/31/23, due 11/1/23; proceeds $25,004; fully collateralized by various U.S. Government agency securities, 5.50% - 6.07% due 6/1/30 - 5/1/53 and Corporate Bonds, 0.55% - 8.91% due 3/25/24 - 3/25/52; valued at $26,218)	25,000	25,000
BNP Paribas SA, (5.59% (c), dated 5/16/22, due 11/7/23; proceeds $493,152; fully collateralized by various Corporate Bonds, 1.40% - 13.50% due 1/15/24 - 9/15/51 (d); valued at $482,286) (Demand 11/1/23)	455,000	455,000
BNP Paribas SA, (5.52%, dated 10/31/23, due 11/1/23; proceeds $30,005; fully collateralized by various Corporate Bonds, 2.65% - 12.75% due 2/1/25 - 6/1/31; valued at $31,800)	30,000	30,000
BNP Paribas SA, (5.53%, dated 6/29/22, due 11/7/23; proceeds $75,333; fully collateralized by various Corporate Bonds, 3.50% - 11.00% due 5/1/25 - 11/15/42; valued at $74,199) (Demand 11/1/23)	70,000	70,000
Credit Agricole Corporate and Investment Bank, (5.37%, dated 10/27/23, due 11/3/23; proceeds $133,139; fully collateralized by various Corporate Bonds, 0.98% - 7.50% due 3/3/24 - 12/1/53 (d); valued at $139,651)	133,000	133,000
Credit Agricole Corporate and Investment Bank, (5.37%, dated 10/26/23, due 11/2/23; proceeds $213,222; fully collateralized by various U.S. Government agency securities, 5.00% - 5.63% due 1/19/24 - 3/14/36, U.S. Government obligations, 0.00% - 0.50% due 11/15/23 - 11/15/30 and Corporate Bonds, 0.70% - 7.80% due 6/14/24 - 6/1/54; valued at $222,626)	213,000	213,000
	Face Amount (000)	Value (000)
Credit Agricole Corporate and Investment Bank, (5.37%, dated 10/31/23, due 11/7/23; proceeds $89,093; fully collateralized by various U.S. Government agency securities, 5.55% - 5.63% due 8/5/25 - 3/14/36 and Corporate Bonds, 0.98% - 7.30% due 3/3/24 - 12/1/53; valued at $93,427)	$89,000	$89,000
Credit Agricole Corporate and Investment Bank, (5.40% (c), dated 1/18/23, due 11/7/23; proceeds $104,395; fully collateralized by various U.S. Government agency security, 4.50% due 4/20/53, U.S. Government obligations, 0.00% - 5.51% due 11/15/23 - 2/15/27 and Corporate Bonds, 0.98% - 7.75% due 1/1/24 - 6/1/54 (d); valued at $104,943) (Demand 11/1/23)	100,000	100,000
Credit Agricole Corporate and Investment Bank, (5.37%, dated 10/26/23, due 11/2/23; proceeds $91,095; fully collateralized by various U.S. Government obligation, 0.00% due 8/15/27 and Corporate Bonds, 0.45% - 6.30% due 2/4/24 - 10/1/53; valued at $95,517)	91,000	91,000
Federal Reserve Bank of New York, (5.30%, dated 10/31/23, due 11/1/23; proceeds $600,088; fully collateralized by various U.S. Government obligations, 0.38% - 4.00% due 8/31/24 - 11/15/29; valued at $600,088)	600,000	600,000
ING Financial Markets LLC, (5.40%, dated 10/31/23, due 11/1/23; proceeds $5,001; fully collateralized by various Corporate Bonds, 2.35% - 7.95% due 1/17/25 - 12/31/79; valued at $5,250)	5,000	5,000
JP Morgan Clearing Corp., (5.52% (c), dated 7/31/23, due 11/7/23; proceeds $106,594; fully collateralized by various Corporate Bonds, 6.75% - 11.50% due 5/31/25 - 11/1/29; valued at $111,812) (Demand 11/1/23)	105,000	105,000
JP Morgan Securities LLC, (5.54% (c), dated 9/7/21, due 11/7/23; proceeds $100,955; fully collateralized by various Corporate Bonds, 0.00% - 5.00% due 1/15/24 - 11/1/26, Common Stocks and Preferred Stocks (d); valued at $97,497) (Demand 11/1/23)	90,000	90,000
JP Morgan Securities LLC, (5.57% (c), dated 11/17/21, due 11/7/23; proceeds $205,609; fully collateralized by various Corporate Bonds, 0.00% - 5.00% due 3/15/26 - 11/1/26, Common Stocks and Preferred Stocks (d); valued at $199,309) (Demand 11/1/23)	185,000	185,000
JP Morgan Securities LLC, (5.77% (c), dated 1/5/23, due 1/29/24; proceeds $329,328; fully collateralized by various Corporate Bonds, 2.15% - 12.00% due 4/8/24 - 11/23/81 (d); valued at $330,134) (Demand 11/1/23)	310,000	310,000
Mizuho Securities USA LLC, (5.44%, dated 10/31/23, due 11/1/23; proceeds $160,024; fully collateralized by various Common Stocks (d); valued at $168,000)	160,000	160,000

The accompanying notes are an integral part of the financial statements.

2023 Annual Report

October 31, 2023

Portfolio of Investments (cont'd)

Prime Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
MUFG Securities Americas, Inc., (5.37%, dated 10/31/23, due 11/1/23; proceeds $80,012; fully collateralized by various Corporate Bonds, 0.70% - 8.94% due 3/11/24 - 12/31/79; valued at $84,013)	$80,000	$80,000
MUFG Securities Americas, Inc., (5.37%, dated 10/31/23, due 11/1/23; proceeds $45,007; fully collateralized by various Corporate Bonds, 1.65% - 7.70% due 3/1/24 - 11/15/54; valued at $47,257)	45,000	45,000
MUFG Securities Americas, Inc., (5.37%, dated 10/31/23, due 11/1/23; proceeds $200,030; fully collateralized by various Corporate Bonds, 1.70% - 8.25% due 11/15/23 - 1/15/84; valued at $210,031)	200,000	200,000
MUFG Securities Americas, Inc., (5.37%, dated 10/31/23, due 11/1/23; proceeds $89,013; fully collateralized by various Corporate Bonds, 3.13% - 6.75% due 3/16/24 - 12/31/79; valued at $93,464)	89,000	89,000
RBC Capital Markets LLC, (5.42%, dated 10/25/23, due 11/1/23; proceeds $804,847; fully collateralized by various U.S. Government obligation, 2.25% due 2/15/52 and Corporate Bonds, 0.00% - 9.63% due 11/3/23 - 10/31/82 (d); valued at $843,894)	804,000	804,000
Societe Generale SA, (5.47%, dated 10/31/23, due 11/1/23; proceeds $330,050; fully collateralized by various Corporate Bonds, 0.65% - 13.38% due 1/9/24 - 6/15/52 (d); valued at $349,636)	330,000	330,000
Societe Generale SA, (5.35%, dated 10/26/23, due 11/2/23; proceeds $440,458; fully collateralized by various U.S. Government obligation, 0.00% due 5/15/24 and Corporate Bonds, 0.97% - 9.03% due 11/30/23 - 1/15/84 (d); valued at $462,481)	440,000	440,000
TD Securities USA LLC, (5.39%, dated 10/31/23, due 11/1/23; proceeds $490,073; fully collateralized by various Corporate Bonds, 3.40% - 6.63% due 9/15/27 - 5/15/67; valued at $514,501)	490,000	490,000
Wells Fargo Securities LLC, (5.71%, dated 9/15/23, due 12/14/23; proceeds $101,428; fully collateralized by various Common Stocks and Preferred Stocks (d); valued at $105,000)	100,000	100,000
Wells Fargo Securities LLC, (5.71%, dated 9/15/23, due 12/14/23; proceeds $96,356; fully collateralized by various Corporate Bonds, 1.65% - 6.83% due 2/22/24 - 12/31/69 (d); valued at $99,750)	95,000	95,000
Wells Fargo Securities LLC, (Interest in $4,650,000 joint repurchase agreement, 5.31%, dated 10/31/23 under which Wells Fargo Securities LLC, will repurchase the securities provided as collateral for $4,650,686 on 11/1/23. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government agency securities with various maturities to 7/20/63; valued at $4,789,500)	507,000	507,000
Total Repurchase Agreements (Cost $7,283,000)		7,283,000
	Face Amount (000)	Value (000)
Time Deposits (9.6%)
International Banks (9.6%)
Barclays Bank PLC (New York Branch)
5.32%, 11/1/23	$159,000	$159,000
BNP Paribas SA
5.30%, 11/1/23	170,000	170,000
Canadian Imperial Bank of Commerce
5.31%, 11/1/23	270,000	270,000
DNB Bank ASA (New York Branch)
5.30%, 11/1/23	22,000	22,000
Mizuho Bank Ltd.
5.32%, 11/1/23	586,000	586,000
National Bank of Canada (Montreal Branch)
5.31%, 11/1/23	323,000	323,000
Skandinaviska Enskilda Banken AB
5.31%, 11/1/23	25,000	25,000
Svenska Handelsbanken AB (New York Branch)
5.30%, 11/1/23	75,000	75,000
Toronto-Dominion Bank
5.30%, 11/1/23	25,000	25,000
Total Time Deposits (Cost $1,655,000)		1,655,000
Total Investments (100.0%) (Cost $17,254,140) (e)		17,255,993
Other Assets in Excess of Liabilities (0.0%)‡		7,113
Net Assets (100.0%)		$17,263,106

(a)  The rates shown are the effective yields at the date of purchase.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Floating or variable rate securities: The rates disclosed are as of October 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(d)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time after which they revert to a floating rate. Interest rates in effect are as of October 31, 2023.

(e)  At October 31, 2023, the aggregate cost for federal income tax purposes is approximately $17,254,140,000. The aggregate gross unrealized appreciation is approximately $2,237,000 and the aggregate gross unrealized depreciation is approximately $384,000, resulting in net unrealized appreciation of approximately $1,853,000.

‡  Amount is less than 0.05%.

SOFR  Secured Overnight Financing Rate.

The accompanying notes are an integral part of the financial statements.

2023 Annual Report

October 31, 2023

Portfolio of Investments (cont'd)

Prime Portfolio

Portfolio Composition

Classification	Percentage of Total Investments
Repurchase Agreements	42.2%
Commercial Paper	20.2
Floating Rate Notes	18.3
Time Deposits	9.6
Certificates of Deposit	9.5
Other*	0.2
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.

2023 Annual Report

October 31, 2023

Investment Overview (unaudited)

Government Portfolio

The Government Portfolio seeks preservation of capital, daily liquidity and maximum current income. The Fund has adopted a policy to invest exclusively in obligations issued or guaranteed by the U.S. Government and its agencies and instrumentalities and in repurchase agreements collateralized by such securities in order to qualify as a "government money market fund" under federal regulations. The Fund may also hold cash from time to time. A "government money market fund" is a money market fund that invests at least 99.5% of its total assets in cash, securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities and/or repurchase agreements that are collateralized fully by the foregoing. A "government money market fund" is exempt from requirements that permit money market funds to impose a "liquidity fee." In selecting investments, the Fund's "Adviser," Morgan Stanley Investment Management Inc., seeks to maintain the Fund's share price at $1.00. The share price remaining stable at $1.00 means that the Fund would preserve the principal value of your investment. In addition, the Fund has adopted a policy that provides, under normal circumstances, at least 80% of the Fund's assets will be invested in obligations issued or guaranteed by the U.S. Government and its agencies and instrumentalities and in repurchase agreements collateralized by such securities. This policy may be changed without shareholder approval; however, shareholders would be notified upon 60 days' notice in writing of any changes.

Performance

For the fiscal year ended October 31, 2023, the Fund's Institutional Share Class had a total return of 4.77%. For the seven-day period ended October 31, 2023, the Fund's Institutional Share Class provided an annualized current yield of 5.25% (subsidized) and 5.22% (non-subsidized), while its 30-day moving average annualized yield was 5.25% (subsidized) and 5.21% (non-subsidized.) Yield quotation more closely reflects the current earnings of the Fund than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  November 2022 began with the Federal Reserve (Fed) delivering its fourth consecutive 75 basis point(i) interest rate hike since the cycle began in March 2022, while indicating "ongoing increases" will be needed to achieve the Fed's objectives. Chair Powell left the door open to reducing the pace of hikes at future meetings, but clarified it was premature to consider a "pause" in rate increases. This meeting shifted the narrative in the markets, from a rapid hiking slope to a more measured one, albeit leading to a higher terminal (peak) rate. Although Fed speakers reinforced this posture during the month, the lower-than-expected inflation report caused markets to latch onto the pivot narrative and financial conditions eased significantly by the end of the month. Ahead of their blackout period, Fed officials closed the month by continuing to stress that inflation remains a major issue, and many in the market still forecast a terminal rate of 5% to 5.25% as a highly likely outcome.

•  As widely anticipated, the Fed slowed the pace of rate hikes at the December 2022 Federal Open Market Committee (FOMC or the Committee) meeting, increasing the target range by 50 basis points to the range of 4.25% to 4.50%. Updated dot plot forecasts showed that officials expected the terminal rate to reach 5.1% in 2023 before dropping back to 4.1% in 2024. The Committee additionally cited that "ongoing rate increases are likely appropriate" to continue tackling elevated inflation and a very tight labor market. The market priced in two additional rate hikes in early 2023 before a pause in the tightening cycle — a notable disconnect between market pricing and Fed communication.

•  Gross domestic product (GDP) readings came in stronger than consensus estimates for the fourth quarter of 2022, with the annualized rate of 2.9% beating the expected 2.6% growth rate and the market beginning to gravitate more toward the "soft-landing" outcome for the economy in 2023.(ii) This helped exaggerate the already existing disconnect between Fed communication and market pricing.

•  With respect to the labor market, the theme of resilience persisted throughout the fourth quarter of 2022 and into 2023. Payroll growth exceeded 500,000 jobs in the January 2023 report, coming after gains of 260,000 and 290,000 jobs in December and November 2022, respectively.(iii) The unemployment rate, at 3.5%, matched the lowest reading in 70 years. Fed officials repeatedly cited the tightness in the labor market as a major contributor

2023 Annual Report

October 31, 2023

Investment Overview (unaudited) (cont'd)

Government Portfolio

to inflation potentially becoming embedded moving forward and as a rationale for them not blinking in the fight against inflation.

•  The January 2023 consumer price index (CPI) numbers matched expectations, as the headline index increased by 0.5% month-over-month, while the core inflation gauge rose by 0.4% month-over-month. Combined with revisions to last year's readings, these data underscored that while inflation was most likely falling from its peak, progress was slower and more difficult than market participants would have liked. This caused the market to dilute some of the hope that had been building in the fourth quarter of 2022 when headline CPI rose 0.1% and 0.2% month-over-month in December and November, respectively. Markets were expected to remain focused on the variations in contributions from underlying components of CPI, such as used cars, in the months that followed.

•  The FOMC voted unanimously to increase the federal funds target rate by 0.25% to a range of 4.50% to 4.75% at the conclusion of its February 2023 meeting. The Committee noted that further rate hikes are "appropriate" in order to achieve "sufficiently restrictive" policy. The FOMC modified their messaging: in the post-meeting statement, it had previously discussed the "pace" of future rate increases, but now referred to the "extent" of future increases. This change didn't seem overly impactful on the surface, but it pointed to a Fed that was beginning to approach the end of its rate hiking cycle. Fed officials continued to monitor the economic outlook in effort to position policy accordingly. Market participants expected the Fed to continue raising rates into early summer 2023, as January 2023's employment figures far exceeded expectations.

•  At the March 2023 meeting, the FOMC voted unanimously to increase the federal funds target rate by 0.25% to a range of 4.75% to 5.00%. During the month, several high-profile regional banks came under significant pressure to meet withdrawals. The Fed and U.S. Treasury acted swiftly, securing uninsured deposits and preventing widespread contagion by announcing a newly created Bank Term Funding Program. The new facility made additional funding available to ensure banks have the ability to meet the needs of their depositors. On the back of this announcement, the FOMC press release noted that the U.S. banking system was "sound and resilient," but these stresses were likely to result in tighter financial conditions and impact economic activity.

•  In the first quarter of 2023, U.S. GDP grew 2.2% (annualized). The jobs market remained strong, despite the Fed's aggressive pace of interest rate hikes. Monthly non-farm payrolls averaged 295,000 jobs per month added to the economy in the first three months of 2023, and the unemployment rate was 3.5% as of March 2023.

•  The FOMC voted unanimously to increase the federal funds target rate by 0.25% to a range of 5.00% to 5.25% at the conclusion of its May 2023 meeting. The press release was relatively unchanged from the prior meeting; however, it now included a softer stance on forward guidance. Concerns around regional banks continued to flare as J.P. Morgan purchased First Republic Bank after U.S. regulators took control. Market participants believed the Fed was likely to hold its policy rate steady at its June 2023 meeting as it paused to interpret incoming data, with employment remaining tight and inflation still running above target.

•  This pause materialized at the June 2023 meeting, as expected. The FOMC voted unanimously to maintain the federal funds target range at 5.00% to 5.25%. This was the first time since March 2022 that the Committee left rates unchanged. Market participants attempted to grasp whether this signaled a longer-term pause in policy rate movements.

•  The June 2023 meeting also included an update of the Fed's summary of economic projections. The dot plot showed officials' median projection for the benchmark rate at the end of 2023 increased 0.50% to 5.6%. The 2023 median GDP growth projection was upgraded 0.60% to 1.0%. The 2024 GDP growth forecast was lowered slightly to 1.1%. The 2023 unemployment rate estimate decreased 0.40% to 4.1%. The Fed reduced its median 2023 personal consumption expenditure (PCE) inflation forecast to 3.2% in June, from 3.3% in March. The 2024 PCE projection was unchanged at 2.5%.

2023 Annual Report

October 31, 2023

Investment Overview (unaudited) (cont'd)

Government Portfolio

•  In July 2023, the FOMC voted unanimously to increase the federal funds target rate by 0.25% to a range of 5.25% to 5.50%. The accompanying press release included an upgrade to its characterization of economic growth from "modest" to "moderate," but the statement overall was mostly unchanged. The job market remained strong, and inflation continued to run above the Fed's target. In his press conference, Chair Powell explained that the Fed remains data-dependent going forward while market participants grappled with the validity of another hike later in 2023.

•  Economic data for the second quarter of 2023 continued to point to relative resilience in the U.S. economy. GDP growth rose 2.1% (annualized) in the April to June 2023 quarterly period. Monthly non-farm payrolls growth showed signs of slowing, averaging 240,000 jobs per month in the second quarter, while unemployment remained low, at 3.5% as of July 2023.

•  At the FOMC's next meeting in September 2023, officials voted to hold rates steady at a range of 5.25% to 5.50%. The press release was relatively unchanged aside from a minor adjustment in characterizing the economic expansion as "solid," from "moderate" previously. The release also noted that while job growth "remains strong" it had more recently "slowed."

•  The September 2023 meeting included an update of the Fed's summary of economic projections. The Fed's dot plot showed officials' median projection for the benchmark rate at the end of 2023 was unchanged at 5.6%. The 2023 median GDP growth projection was increased substantially 110 basis points to 2.1%. The 2024 GDP growth forecast improved as well to 1.5%. The 2023 unemployment rate estimate declined 30 basis points to 3.8%. The Fed increased its median 2023 PCE inflation forecast to 3.3% in September from 3.2% in June. The 2024 PCE projection was unchanged at 2.5%.

•  GDP accelerated strongly in the third quarter, rising 4.9% (annualized) on the back of robust consumer spending. The labor market continued to cool, with monthly non-farm payrolls averaging 214,000 jobs per month in the third quarter of 2023 then slowing to 150,000 jobs in October 2023. The unemployment rate ticked higher to 3.9% as of October 2023.

•  With a unanimous 12-0 decision at the October 31 to November 1, 2023 meeting, the FOMC held rates constant at 22-year highs for a second straight meeting, leaving the target for the benchmark rate at 5.25% to 5.50%. The released statement said "tighter financial and credit conditions for households and businesses are likely to weigh on economic activity, hiring, and inflation," and this served as the Fed's main justification for leaving rates unchanged. Notably, during the subsequent press conference, Chair Powell indicated that risks are much more balanced as it pertains to additional tightening, which was a departure from previous meetings where he stated that the risk of doing too little outweighed the risk of doing too much. The dovish sentiment caused interest rates to rally, with the more policy-sensitive 2-year Treasury yield rallying 15 basis points, from 5.09% on October 31, 2023, to 4.94% at the close on November 1, 2023 (the day after the end of this reporting period).

Management Strategies

•  As of October 31, 2023, the Fund had net assets of approximately $143.4 billion. The Fund's weighted average maturity (WAM) and weighted average life (WAL) were 35 days and 92 days, respectively.

•  We continue to manage the portfolio to seek to be responsive to changes in market conditions and interest rate levels. We purchased U.S. Treasury and U.S. government agency debt and held a significant portion of the Fund in short-term repurchase agreements. We continued to focus on conservative positioning while seeking to maintain a competitive return for investors.

(i)  One basis point = 0.01%

(ii)  Source for all GDP data in this report: Bureau of Economic Analysis.

(iii)  Source for labor market data in this report: Bureau of Labor Statistics and Bloomberg L.P.

2023 Annual Report

October 31, 2023

Portfolio of Investments

Government Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (68.9%)
ABN Amro Securities LLC, (Interest in $1,050,000 joint repurchase agreement, 5.30%, dated 10/31/23 under which ABN Amro Securities LLC, will repurchase the securities provided as collateral for $1,050,155 on 11/1/23. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government agency securities and U.S. Government obligations with various maturities to 5/20/53; valued at $1,078,942)	$260,000	$260,000
Bank of America Securities, Inc., (5.30%, dated 10/31/23, due 11/1/23; proceeds $50,007; fully collateralized by a U.S. Government obligation, 1.00% due 7/31/28; valued at $51,000)	50,000	50,000
Bank of America Securities, Inc., (5.62%, dated 10/27/23, due 4/26/24; proceeds $102,841; fully collateralized by various U.S. Government agency securities, 2.00% due 11/1/50 - 6/1/51; valued at $103,000)	100,000	100,000
Bank of America Securities, Inc., (5.62%, dated 10/23/23, due 4/19/24; proceeds $256,986; fully collateralized by various U.S. Government agency securities, 2.00% due 8/1/40 - 5/1/51; valued at $257,500)	250,000	250,000
Bank of America Securities, Inc., (5.31%, dated 10/31/23, due 11/1/23; proceeds $250,037; fully collateralized by various U.S. Government agency securities, 2.00% - 3.00% due 8/1/42 - 2/1/51; valued at $257,500)	250,000	250,000
Bank of America Securities, Inc., (5.35%, dated 9/21/23, due 11/2/23; proceeds $503,121; fully collateralized by various U.S. Government agency securities, 2.00% - 6.50% due 9/1/35 - 10/1/53; valued at $515,000)	500,000	500,000
Bank of America Securities, Inc., (5.31%, dated 10/31/23, due 11/1/23; proceeds $500,074; fully collateralized by various U.S. Government agency securities, 2.50% - 6.50% due 11/1/48 - 10/1/53; valued at $515,000)	500,000	500,000
Bank of America Securities, Inc., (5.31%, dated 10/31/23, due 11/1/23; proceeds $910,134; fully collateralized by various U.S. Government agency securities, 5.50% - 6.00% due 9/1/53; valued at $937,300)	910,000	910,000
Bank of America Securities, Inc., (5.71% (a), dated 7/18/23, due 11/2/23; proceeds $428,450; fully collateralized by various U.S. Government obligations, 0.13% - 5.00% due 7/15/31 - 5/15/50; valued at $429,726) (Demand 11/1/23)	421,300	421,300
	Face Amount (000)	Value (000)
Bank of Montreal, (5.39%, dated 9/21/23, due 11/2/23; proceeds $251,572; fully collateralized by various U.S. Government agency securities, 0.99% - 5.74% due 1/25/26 - 3/20/73; valued at $258,318)	$250,000	$250,000
Bank of Montreal, (5.31%, dated 10/31/23, due 11/1/23; proceeds $500,074; fully collateralized by various U.S. Government obligations, 1.00% - 3.88% due 3/31/24 - 8/15/33; valued at $510,000)	500,000	500,000
Bank of Montreal, (5.28%, dated 10/31/23, due 11/1/23; proceeds $200,029; fully collateralized by various U.S. Government obligations, 1.50% - 4.63% due 10/15/26 - 11/30/28; valued at $204,000)	200,000	200,000
Bank of Nova Scotia, (5.29%, dated 10/31/23, due 11/1/23; proceeds $1,800,265; fully collateralized by various U.S. Government obligations, 0.13% - 5.00% due 11/15/23 - 7/15/33; valued at $1,836,000)	1,800,000	1,800,000
Barclays Bank PLC, (5.45% (a), dated 7/20/23, due 12/5/23; proceeds $714,624; fully collateralized by various U.S. Government agency securities, 0.00% - 6.50% due 6/1/39 - 9/20/53; valued at $733,200) (Demand 11/1/23)	700,000	700,000
Barclays Bank PLC, (5.40% (a), dated 2/20/20, due 11/7/23; proceeds $120,340; fully collateralized by various U.S. Government agency securities, 2.50% - 6.50% due 4/20/26 - 3/20/53 and a U.S. Government obligation, 3.63% due 3/31/28; valued at $102,561) (Demand 11/1/23)	100,000	100,000
Barclays Bank PLC, (5.40% (a), dated 3/6/19, due 11/7/23; proceeds $251,210; fully collateralized by various U.S. Government agency securities, 2.50% - 6.50% due 8/20/51 - 9/20/53; valued at $206,927) (Demand 11/1/23)	200,000	200,000
Barclays Bank PLC, (5.30%, dated 10/31/23, due 11/1/23; proceeds $300,044; fully collateralized by various U.S. Government obligations, 2.88% - 4.38% due 8/15/26 - 5/15/52; valued at $306,045)	300,000	300,000
BMO Capital Markets Corp., (5.38%, dated 10/31/23, due 11/1/23; proceeds $250,037; fully collateralized by various U.S. Government agency securities, 0.00% - 7.00% due 11/25/27 - 10/20/73; valued at $262,500)	250,000	250,000
BMO Capital Markets Corp., (5.39%, dated 9/21/23, due 11/2/23; proceeds $402,515; fully collateralized by various U.S. Government agency securities, 0.00% - 7.00% due 8/25/27 - 9/20/73; valued at $420,000)	400,000	400,000

The accompanying notes are an integral part of the financial statements.

2023 Annual Report

October 31, 2023

Portfolio of Investments (cont'd)

Government Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
BMO Capital Markets Corp., (5.33%, dated 10/31/23, due 11/1/23; proceeds $100,015; fully collateralized by various U.S. Government agency securities, 4.26% - 9.94% due 2/25/31 - 7/1/53; valued at $103,000)	$100,000	$100,000
BMO Capital Markets Corp., (5.34%, dated 9/21/23, due 11/2/23; proceeds $603,738; fully collateralized by various U.S. Government agency securities, 4.26% - 9.94% due 9/1/28 - 9/25/47; valued at $618,000)	600,000	600,000
BMO Harris Bank NA, (5.30%, dated 10/31/23, due 11/1/23; proceeds $250,037; fully collateralized by various U.S. Government agency securities, 0.83% - 4.00% due 9/1/24 - 12/20/43; valued at $260,682)	250,000	250,000
BNP Paribas SA, (Interest in $1,050,000 joint repurchase agreement, 5.30%, dated 10/31/23 under which BNP Paribas SA, will repurchase the securities provided as collateral for $1,050,155 on 11/1/23. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government agency securities and U.S. Government obligations with various maturities to 10/1/53; valued at $1,073,409)	710,000	710,000
BNP Paribas SA, (5.52% (a), dated 4/8/20, due 12/5/23; proceeds $361,456; fully collateralized by various U.S. Government agency securities, 0.00% - 6.32% due 2/25/27 - 12/25/61 and U.S. Government obligations, 0.00% - 3.88% due 7/31/24 - 2/15/50; valued at $312,579) (Demand 11/1/23)	300,000	300,000
BNP Paribas SA, (5.52% (a), dated 3/23/21, due 1/2/24; proceeds $115,563; fully collateralized by various U.S. Government agency securities, 0.00% - 6.50% due 7/1/24 - 9/25/61 and U.S. Government obligations, 0.00% - 5.55% due 7/31/24 - 5/15/50; valued at $103,233) (Demand 11/1/23)	100,000	100,000
BNP Paribas SA, (5.52% (a), dated 5/6/22, due 1/2/24; proceeds $437,168; fully collateralized by various U.S. Government agency securities, 0.00% - 7.45% due 2/15/28 - 11/20/72 and U.S. Government obligations, 0.00% - 4.13% due 3/31/25 - 8/15/47; valued at $415,547) (Demand 11/1/23)	400,000	400,000
BNP Paribas SA, (5.52% (a), dated 9/2/20, due 12/5/23; proceeds $118,231; fully collateralized by various U.S. Government agency securities, 0.00% - 7.84% due 9/15/28 - 10/1/53 and U.S. Government obligations, 0.00% - 6.50% due 7/31/24 - 2/15/40; valued at $104,135) (Demand 11/1/23)	100,000	100,000
	Face Amount (000)	Value (000)
BNP Paribas SA, (Interest in $1,100,000 joint repurchase agreement, 5.29%, dated 10/31/23 under which BNP Paribas SA, will repurchase the securities provided as collateral for $1,100,162 on 11/1/23. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government obligations with various maturities to 11/15/49; valued at $1,122,000)	$446,000	$446,000
BNP Paribas SA, (5.29%, dated 10/31/23, due 11/1/23; proceeds $310,046; fully collateralized by various U.S. Government obligations, 0.00% - 5.25% due 11/28/23 - 8/15/53; valued at $316,200)	310,000	310,000
BNP Paribas SA, (5.29%, dated 10/31/23, due 11/1/23; proceeds $70,010; fully collateralized by various U.S. Government obligations, 0.00% due 11/30/23 - 10/3/24; valued at $71,400)	70,000	70,000
Canadian Imperial Bank of Commerce, (5.36%, dated 9/21/23, due 11/2/23; proceeds $50,313; fully collateralized by various U.S. Government agency securities, 0.00% - 6.50% due 6/1/28 - 9/20/72 and U.S. Government obligations, 0.75% - 4.63% due 9/15/26 - 5/15/52; valued at $52,233)	50,000	50,000
Canadian Imperial Bank of Commerce, (5.31%, dated 9/21/23, due 11/2/23; proceeds $1,006,195; fully collateralized by various U.S. Government agency securities, 0.00% - 7.00% due 6/1/28 - 4/20/73 and U.S. Government obligations, 0.75% - 3.63% due 1/31/28 - 3/31/28; valued at $1,029,539)	1,000,000	1,000,000
Canadian Imperial Bank of Commerce, (5.29%, dated 10/31/23, due 11/1/23; proceeds $200,029; fully collateralized by various U.S. Government obligations, 0.13% - 5.42% due 6/30/24 - 8/15/48; valued at $204,000)	200,000	200,000
Citibank NA, (5.31%, dated 10/25/23, due 11/1/23; proceeds $500,516; fully collateralized by various U.S. Government agency securities, 0.00% - 8.38% due 11/6/23 - 10/20/67 and U.S. Government obligations, 0.00% - 7.63% due 11/16/23 - 5/15/53; valued at $511,558)	500,000	500,000
Citigroup Global Markets, Inc., (5.31%, dated 10/25/23, due 11/1/23; proceeds $1,501,549; fully collateralized by various U.S. Government agency securities, 1.50% - 5.50% due 2/20/50 - 3/20/52; valued at $1,545,000)	1,500,000	1,500,000
Citigroup Global Markets, Inc., (5.31%, dated 10/27/23, due 11/3/23; proceeds $1,001,033; fully collateralized by various U.S. Government agency securities, 2.00% - 6.00% due 3/20/52 - 10/20/52; valued at $1,030,001)	1,000,000	1,000,000

The accompanying notes are an integral part of the financial statements.

2023 Annual Report

October 31, 2023

Portfolio of Investments (cont'd)

Government Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
Citigroup Global Markets, Inc., (5.30%, dated 10/31/23, due 11/1/23; proceeds $350,052; fully collateralized by various U.S. Government obligations, 0.00% - 5.55% due 1/18/24 - 10/31/25; valued at $357,000)	$350,000	$350,000
Citigroup Global Markets, Inc., (5.28%, dated 10/31/23, due 11/1/23; proceeds $500,073; fully collateralized by various U.S. Government obligations, 0.75% - 4.63% due 8/15/26 - 12/31/26; valued at $510,034)	500,000	500,000
Citigroup Global Markets, Inc., (5.30%, dated 10/31/23, due 11/1/23; proceeds $400,059; fully collateralized by various U.S. Government obligations, 0.88% - 3.00% due 7/31/24 - 2/15/48; valued at $408,000)	400,000	400,000
Credit Agricole Corporate and Investment Bank, (5.28%, dated 10/31/23, due 11/1/23; proceeds $100,015; fully collateralized by a U.S. Government obligation, 0.13% due 7/15/23; valued at $102,000)	100,000	100,000
Credit Agricole Corporate and Investment Bank, (Interest in $300,000 joint repurchase agreement, 5.28%, dated 10/31/23 under which Credit Agricole Corporate and Investment Bank, will repurchase the securities provided as collateral for $300,044 on 11/1/23. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government obligations with various maturities to 9/30/30; valued at $306,000)	300,000	300,000
Credit Agricole Corporate and Investment Bank, (5.28%, dated 10/31/23, due 11/1/23; proceeds $100,015; fully collateralized by various U.S. Government obligations, 0.13% - 1.63% due 1/15/24 - 7/15/30; valued at $102,015)	100,000	100,000
Credit Agricole Corporate and Investment Bank, (5.28%, dated 10/31/23, due 11/1/23; proceeds $750,110; fully collateralized by various U.S. Government obligations, 0.75% - 2.25% due 11/15/24 - 8/31/28; valued at $765,000)	750,000	750,000
Credit Agricole Corporate and Investment Bank, (5.28%, dated 10/31/23, due 11/1/23; proceeds $250,037; fully collateralized by various U.S. Government obligations, 2.75% - 4.63% due 2/28/25 - 4/30/27; valued at $255,000)	250,000	250,000
Daiwa Capital Markets America, Inc., (5.30%, dated 10/31/23, due 11/1/23; proceeds $1,000,147; fully collateralized by various U.S. Government agency securities, 1.50% - 7.00% due 10/30/25 - 11/1/53 and U.S. Government obligations, 2.50% - 2.88% due 5/15/46 - 5/15/49; valued at $1,030,095)	1,000,000	1,000,000
	Face Amount (000)	Value (000)
Daiwa Capital Markets America, Inc., (5.29%, dated 10/31/23, due 11/1/23; proceeds $300,044; fully collateralized by various U.S. Government obligations, 0.00% - 5.37% due 12/26/23 - 8/15/53; valued at $306,045)	$300,000	$300,000
Deutsche Bank Securities, Inc., (5.30%, dated 10/31/23, due 11/1/23; proceeds $2,000,294; fully collateralized by various U.S. Government agency securities, 2.00% - 7.50% due 4/1/27 - 7/15/65; valued at $2,060,001)	2,000,000	2,000,000
Deutsche Bank Securities, Inc., (5.30%, dated 10/31/23, due 11/1/23; proceeds $450,066; fully collateralized by various U.S. Government obligations, 0.25% - 5.00% due 2/29/24 - 5/15/51; valued at $459,000)	450,000	450,000
Deutsche Bank Securities, Inc., (5.30%, dated 10/31/23, due 11/1/23; proceeds $100,015; fully collateralized by various U.S. Government obligations, 0.75% - 1.86% due 8/31/26 - 2/15/32; valued at $102,000)	100,000	100,000
Federal Reserve Bank of New York, (5.30%, dated 10/31/23, due 11/1/23; proceeds $26,153,850; fully collateralized by various U.S. Government obligations, 3.00% - 4.63% due 2/15/36 - 5/15/45; valued at $26,153,850)	26,150,000	26,150,000
Fixed Income Clearing Corp., (5.31%, dated 10/31/23, due 11/1/23; proceeds $2,700,398; fully collateralized by various U.S. Government agency securities, 2.00% - 7.50% due 10/1/25 - 3/1/56 and U.S. Government obligations, 0.00% - 3.88% due 6/13/24 - 8/15/33; valued at $2,754,000)	2,700,000	2,700,000
Fixed Income Clearing Corp., (5.28%, dated 10/31/23, due 11/1/23; proceeds $100,015; fully collateralized by various U.S. Government obligation, 2.88% due 6/15/25; valued at $102,000)	100,000	100,000
Fixed Income Clearing Corp., (5.30%, dated 10/31/23, due 11/1/23; proceeds $4,100,604; fully collateralized by various U.S. Government obligations, 0.00% - 7.50% due 11/14/23 - 2/15/38; valued at $4,182,616)	4,100,000	4,100,000
Fixed Income Clearing Corp., (5.28%, dated 10/31/23, due 11/1/23; proceeds $100,015; fully collateralized by various U.S. Government obligations, 0.25% - 2.88% due 6/15/25 - 6/30/25; valued at $102,000)	100,000	100,000
Fixed Income Clearing Corp., (5.30%, dated 10/31/23, due 11/1/23; proceeds $1,600,236; fully collateralized by various U.S. Government obligations, 1.38% - 4.38% due 8/15/26 - 10/31/28; valued at $1,632,000)	1,600,000	1,600,000

The accompanying notes are an integral part of the financial statements.

2023 Annual Report

October 31, 2023

Portfolio of Investments (cont'd)

Government Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
Fixed Income Clearing Corp., (5.31%, dated 10/31/23, due 11/1/23; proceeds $750,111; fully collateralized by various U.S. Government obligations, 3.00% - 4.00% due 9/30/25 - 11/15/42; valued at $765,000)	$750,000	$750,000
Fixed Income Clearing Corp., (5.30%, dated 10/31/23, due 11/1/23; proceeds $2,500,368; fully collateralized by various U.S. Government obligations, 4.13% - 4.88% due 8/31/30 - 10/31/30; valued at $2,550,000)	2,500,000	2,500,000
Goldman Sachs & Co., (3.00%, dated 10/31/23, due 11/1/23; proceeds $180,015; fully collateralized by a U.S. Government obligation, 4.63% due 9/30/30; valued at $183,600)	180,000	180,000
Goldman Sachs & Co., (5.30%, dated 10/26/23, due 11/2/23; proceeds $250,258; fully collateralized by various U.S. Government agency securities, 0.00% - 5.88% due 3/22/24 - 8/10/26 and U.S. Government obligations, 0.00% - 4.25% due 4/15/24 - 8/15/26; valued at $255,000)	250,000	250,000
ING Financial Markets LLC, (5.30%, dated 10/31/23, due 11/1/23; proceeds $300,044; fully collateralized by various U.S. Government agency securities, 1.50% - 7.00% due 10/1/28 - 10/1/53; valued at $309,000)	300,000	300,000
ING Financial Markets LLC, (5.30%, dated 10/31/23, due 11/1/23; proceeds $500,074; fully collateralized by various U.S. Government obligations, 0.00% - 4.63% due 2/22/24 - 2/15/51; valued at $510,000)	500,000	500,000
ING Financial Markets LLC, (5.30%, dated 10/25/23, due 11/1/23; proceeds $150,155; fully collateralized by various U.S. Government obligations, 0.00% - 5.00% due 11/30/23 - 5/15/51; valued at $153,000)	150,000	150,000
ING Financial Markets LLC, (5.30%, dated 10/27/23, due 11/3/23; proceeds $150,155; fully collateralized by various U.S. Government obligations, 0.00% - 5.00% due 2/22/24 - 2/15/53; valued at $153,000)	150,000	150,000
ING Financial Markets LLC, (5.30%, dated 10/31/23, due 11/1/23; proceeds $150,022; fully collateralized by various U.S. Government obligations, 0.50% - 4.50% due 12/31/23 - 11/15/51; valued at $153,000)	150,000	150,000
JP Morgan Securities LLC, (5.47% (a), dated 8/17/21, due 1/30/24; proceeds $1,278,160; fully collateralized by various U.S. Government agency securities, 0.00% - 6.32% due 4/25/25 - 4/16/65; valued at $1,186,635) (Demand 11/1/23)	1,125,000	1,125,000
	Face Amount (000)	Value (000)
JP Morgan Securities LLC, (5.47% (a), dated 6/1/22, due 1/30/24; proceeds $546,191; fully collateralized by various U.S. Government agency securities, 0.00% - 6.47% due 9/25/26 - 7/16/64; valued at $527,393) (Demand 11/1/23)	$500,000	$500,000
JP Morgan Securities LLC, (5.35% (a), dated 9/27/23, due 1/30/24; proceeds $1,018,576; fully collateralized by various U.S. Government agency securities, 0.00% - 7.78% due 10/25/24 - 8/16/64; valued at $1,054,769) (Demand 11/1/23)	1,000,000	1,000,000
JP Morgan Securities LLC, (5.47% (a), dated 4/28/22, due 1/30/24; proceeds $329,265; fully collateralized by various U.S. Government agency securities, 0.00% - 7.93% due 9/25/24 - 7/16/64; valued at $316,436) (Demand 11/1/23)	300,000	300,000
JP Morgan Securities LLC, (5.31%, dated 10/31/23, due 11/1/23; proceeds $6,350,937; fully collateralized by various U.S. Government agency securities, 0.00% - 8.50% due 2/15/25 - 7/15/64; valued at $6,541,263)	6,350,000	6,350,000
JP Morgan Securities LLC, (5.47% (a), dated 5/23/22, due 1/30/24; proceeds $546,875; fully collateralized by various U.S. Government agency securities, 0.00% - 8.93% due 11/25/25 - 7/16/64; valued at $527,393) (Demand 11/1/23)	500,000	500,000
JP Morgan Securities LLC, (5.30%, dated 10/31/23, due 11/1/23; proceeds $2,748,405; fully collateralized by various U.S. Government obligations, 0.25% - 4.75% due 11/15/24 - 5/31/28; valued at $2,803,373)	2,748,000	2,748,000
JP Morgan Securities LLC, (5.31%, dated 10/31/23, due 11/1/23; proceeds $1,500,221; fully collateralized by various U.S. Government obligations, 3.88% - 5.55% due 4/30/25 - 11/30/27; valued at $1,530,226)	1,500,000	1,500,000
Mizuho Securities USA LLC, (5.44% (a), dated 7/7/23, due 12/5/23; proceeds $1,278,522; fully collateralized by various U.S. Government agency securities, 0.00% - 8.88% due 2/25/25 - 8/25/61; valued at $1,312,404) (Demand 11/1/23)	1,250,000	1,250,000
Mizuho Securities USA LLC, (5.41%, dated 9/21/23, due 11/2/23; proceeds $251,578; fully collateralized by various U.S. Government agency securities, 2.00% - 8.00% due 12/1/23 - 10/1/53; valued at $257,500)	250,000	250,000
MUFG Securities (Canada) Ltd., (5.33%, dated 10/25/23, due 11/1/23; proceeds $425,440; fully collateralized by various U.S. Government agency securities, 1.04% - 6.00% due 3/8/24 - 8/20/53 and U.S. Government obligations, 0.75% - 4.13% due 3/31/26 - 8/15/53; valued at $437,677)	425,000	425,000

The accompanying notes are an integral part of the financial statements.

2023 Annual Report

October 31, 2023

Portfolio of Investments (cont'd)

Government Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
MUFG Securities (Canada) Ltd., (5.30%, dated 10/31/23, due 11/1/23; proceeds $425,063; fully collateralized by various U.S. Government agency securities, 1.50% - 6.00% due 2/1/35 - 10/20/53 and U.S. Government obligations, 1.00% - 4.13% due 11/15/26 - 8/15/53; valued at $437,807)	$425,000	$425,000
MUFG Securities Americas, Inc., (5.31%, dated 10/31/23, due 11/1/23; proceeds $20,003; fully collateralized by a U.S. Government obligation, 1.13% due 10/31/26; valued at $20,403)	20,000	20,000
MUFG Securities Americas, Inc., (5.30%, dated 10/31/23, due 11/1/23; proceeds $250,037; fully collateralized by various U.S. Government agency securities, 2.00% - 6.50% due 12/20/25 - 8/1/53 and U.S. Government obligations, 0.00% - 4.25% due 12/31/24 - 2/15/43; valued at $256,825)	250,000	250,000
Natixis SA, (5.31%, dated 10/31/23, due 12/14/23; proceeds $3,019,470; fully collateralized by various U.S. Government agency securities, 0.00% - 6.50% due 2/1/28 - 9/15/65; valued at $3,088,714)	3,000,000	3,000,000
Natixis SA, (5.36% (a), dated 12/8/21, due 11/7/23; proceeds $82,806; fully collateralized by various U.S. Government agency securities, 0.60% - 6.00% due 3/1/28 - 10/1/53 and U.S. Government obligations, 0.25% - 3.13% due 1/31/25 - 2/15/53; valued at $77,328) (Demand 11/1/23)	75,000	75,000
Natixis SA, (Interest in $500,000 joint repurchase agreement, 5.30%, dated 10/31/23 under which Natixis SA, will repurchase the securities provided as collateral for $500,074 on 11/1/23. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government obligations with various maturities to 2/15/53; valued at $510,000)	427,000	427,000
Natixis SA, (Interest in $1,800,000 joint repurchase agreement, 5.28%, dated 10/31/23 under which Natixis SA, will repurchase the securities provided as collateral for $1,800,264 on 11/1/23. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government obligations with various maturities to 2/15/53; valued at $1,836,000)	700,000	700,000
Natixis SA, (5.28%, dated 10/31/23, due 11/1/23; proceeds $800,117; fully collateralized by various U.S. Government obligations, 0.00% - 4.88% due 11/15/23 - 2/15/53; valued at $816,000)	800,000	800,000
	Face Amount (000)	Value (000)
Nomura Securities International, Inc., (5.30%, dated 10/31/23, due 11/1/23; proceeds $1,790,264; fully collateralized by various U.S. Government agency securities, 0.00% - 7.25% due 5/20/24 - 2/7/39 and U.S. Government obligations, 0.00% - 3.63% due 11/15/23 - 2/15/51; valued at $1,825,801)	$1,790,000	$1,790,000
Norinchukin Bank, (5.34%, dated 10/27/23, due 11/3/23; proceeds $333,346; fully collateralized by a U.S. Government obligation, 3.50% due 4/30/28; valued at $339,660)	333,000	333,000
Northwestern Mutual Life Insurance Co., (5.34%, dated 10/31/23, due 11/1/23; proceeds $1,000,148; fully collateralized by various U.S. Government agency securities, 2.00% - 5.50% due 1/1/43 - 3/1/53; valued at $1,030,000)	1,000,000	1,000,000
Prudential Legacy Insurance Company of New Jersey, (5.32%, dated 10/31/23, due 11/1/23; proceeds $563,364; fully collateralized by various U.S. Government obligations, 0.00% - 0.01% due 11/15/37 - 11/15/45; valued at $574,546)	563,281	563,281
RBC Dominion Securities, (5.29%, dated 10/31/23, due 11/1/23; proceeds $50,007; fully collateralized by various U.S. Government obligations, 0.13% - 4.38% due 1/15/26 - 2/15/52; valued at $51,000)	50,000	50,000
Royal Bank of Canada, (5.31%, dated 9/21/23, due 11/2/23; proceeds $5,030,975; fully collateralized by various U.S. Government agency securities, 1.50% - 7.50% due 1/1/27 - 9/20/63 and U.S. Government obligations, 3.25% - 3.63% due 3/31/28 - 6/30/29; valued at $5,148,899)	5,000,000	5,000,000
Societe Generale SA, (5.30%, dated 10/31/23, due 11/1/23; proceeds $1,250,184; fully collateralized by various U.S. Government obligations, 0.00% due 2/15/25 - 5/15/53; valued at $1,275,188)	1,250,000	1,250,000
Societe Generale SA, (5.28%, dated 10/31/23, due 11/1/23; proceeds $478,070; fully collateralized by various U.S. Government obligations, 2.88% - 4.38% due 5/15/43 - 5/15/52; valued at $487,632)	478,000	478,000
TD Securities USA LLC, (5.30%, dated 10/31/23, due 11/1/23; proceeds $800,118; fully collateralized by various U.S. Government obligations, 0.38% - 4.50% due 12/15/25 - 5/15/28; valued at $816,000)	800,000	800,000

The accompanying notes are an integral part of the financial statements.

2023 Annual Report

October 31, 2023

Portfolio of Investments (cont'd)

Government Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
Wells Fargo Securities LLC, (Interest in $4,650,000 joint repurchase agreement, 5.31%, dated 10/31/23 under which Wells Fargo Securities LLC, will repurchase the securities provided as collateral for $4,650,686 on 11/1/23. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government agency securities with various maturities to 7/20/63; valued at $4,789,500)	$4,015,000	$4,015,000
Total Repurchase Agreements (Cost $98,781,581)		98,781,581
U.S. Agency Securities (14.5%)
Federal Farm Credit Bank,
SOFR + 0.04%, 5.35%, 4/29/24 - 5/15/24 (a)	427,813	427,813
SOFR + 0.05%, 5.36%, 4/25/24 - 6/3/24 (a)	257,820	257,820
SOFR + 0.06%, 5.39%, 6/4/24 (a)	224,000	223,987
SOFR + 0.10%, 5.41%, 9/19/24 (a)	193,000	193,000
SOFR + 0.13%, 5.44%, 7/9/24 (a)	190,000	189,994
SOFR + 0.15%, 5.46%, 2/14/25 - 6/27/25 (a)	530,580	530,580
SOFR + 0.16%, 5.47%, 5/2/25 (a)	390,015	390,015
SOFR + 0.17%, 5.48%, 7/28/25 (a)	241,200	241,200
5.50%, 9/20/24 (b)	76,900	73,294
SOFR + 0.19%, 5.50%, 6/20/25 (a)	369,754	369,754
SOFR + 0.20%, 5.51%, 12/5/24 - 6/9/25 (a)	679,100	679,100
Federal Home Loan Bank,
5.15%, 5/6/24	955,000	955,000
5.20%, 3/15/24	950,000	950,000
5.28%, 2/27/24 (b)	472,400	464,642
5.30%, 5/22/24 - 5/28/24	960,300	960,300
SOFR + 0.03%, 5.34%, 1/3/24 (a)	482,000	482,000
5.34%, 4/26/24	950,000	950,000
SOFR + 0.04%, 5.35%, 1/12/24 - 2/28/24 (a)	2,022,105	2,022,105
5.35%, 4/24/24	1,887,900	1,887,900
SOFR + 0.05%, 5.36%, 3/12/24 - 3/25/24 (a)	1,251,505	1,251,505
SOFR + 0.06%, 5.37%, 2/16/24 - 5/15/24 (a)	1,824,800	1,824,800
SOFR + 0.07%, 5.38%, 7/23/24 (a)	480,500	480,500
SOFR + 0.08%, 5.39%, 6/6/24 (a)	474,000	474,000
5.40%, 5/30/24	959,100	959,100
SOFR + 0.12%, 5.43%, 5/1/25 (a)	191,400	191,400
5.45%, 2/23/24 (b)	241,000	236,940
5.48%, 9/20/24 (b)	241,000	229,743
SOFR + 0.19%, 5.67%, 10/30/25 (a)(c)	192,000	192,000
5.69%, 6/25/24 - 9/24/24	1,446,505	1,446,505
5.70%, 11/15/24	264,000	263,937
Federal Home Loan Mortgage Corp.,
5.45%, 6/14/24	895,300	895,300
Total U.S. Agency Securities (Cost $20,694,234)		20,694,234
U.S. Treasury Securities (20.1%)
U.S. Treasury Bill,
5.38%, 11/7/23 (d)	201,000	200,823
5.39%, 11/14/23 (d)	825,000	823,426
5.42%, 11/21/23 - 10/31/24 (c)(d)	1,842,220	1,797,827
5.49%, 2/1/24 - 10/3/24 (c)(d)	1,775,000	1,740,170
	Face Amount (000)	Value (000)
5.50%, 2/8/24 (d)	$751,022	$740,149
5.51%, 2/22/24 (d)	1,169,653	1,150,227
5.52%, 2/27/24 (d)	1,529,000	1,502,271
5.54%, 2/6/24 - 3/21/24 (d)	1,764,300	1,730,187
5.56%, 3/28/24 - 5/2/24 (c)(d)	2,778,000	2,706,219
5.58%, 4/4/24 - 4/18/24 (d)	4,870,000	4,754,273
5.59%, 2/29/24 (d)	551,565	541,729
U.S. Treasury Notes,
0.38%, 8/15/24	564,000	542,097
3 Month Treasury Money Market Yield - 0.08%, 5.31%, 4/30/24 (a)	1,199,500	1,199,162
3 Month Treasury Money Market Yield + 0.04%, 5.42%, 7/31/24 (a)	186,219	186,137
3 Month Treasury Money Market Yield + 0.13%, 5.51%, 7/31/25 (a)	2,863,175	2,861,886
3 Month Treasury Money Market Yield + 0.14%, 5.52%, 10/31/24 (a)(c)	2,150,340	2,150,766
3 Month Treasury Money Market Yield + 0.17%, 5.55%, 4/30/25 (a)	2,353,711	2,354,850
3 Month Treasury Money Market Yield + 0.17%, 5.57%, 10/31/25 (a)(c)	320,000	319,982
3 Month Treasury Money Market Yield + 0.20%, 5.58%, 1/31/25 (a)	1,540,470	1,542,243
Total U.S. Treasury Securities (Cost $28,844,424)		28,844,424
Total Investments (103.5%) (Cost $148,320,239) (e)(f)		148,320,239
Liabilities in Excess of Other Assets (-3.5%)		(4,966,938)
Net Assets (100.0%)		$143,353,301

(a)  Floating or variable rate securities: The rates disclosed are as of October 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(b)  Purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.

(c)  All or a portion of the security is subject to delayed delivery.

(d)  Rate shown is the yield to maturity at October 31, 2023.

(e)  Securities are available for collateral in connection with securities purchased on a forward commitment basis.

(f)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes.

SOFR  Secured Overnight Financing Rate.

Portfolio Composition

Classification	Percentage of Total Investments
Repurchase Agreements	66.6%
U.S. Treasury Securities	19.4
U.S. Agency Securities	14.0
Total Investments	100.0%

The accompanying notes are an integral part of the financial statements.

2023 Annual Report

October 31, 2023

Investment Overview (unaudited)

Government Securities Portfolio

The Government Securities Portfolio seeks preservation of capital, daily liquidity and maximum current income. The Fund has adopted a policy to invest substantially all of its assets in U.S. Treasury obligations and certain U.S. government securities, the interest from which is generally exempt from state income taxation, in order to qualify as a "government money market fund" under federal regulations. The Fund may also hold cash from time to time. A "government money market fund" is a money market fund that invests at least 99.5% of its total assets in cash, securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities and/or repurchase agreements that are collateralized fully by the foregoing. A "government money market fund" is exempt from requirements that permit money market funds to impose a "liquidity fee." In selecting investments, the Fund's Adviser, Morgan Stanley Investment Management Inc., seeks to maintain the Fund's share price at $1.00. The share price remaining stable at $1.00 means that the Fund would preserve the principal value of your investment. The U.S. government securities that the Fund may purchase include those issued or guaranteed either by the U.S. Treasury or certain agencies, authorities or instrumentalities of the U.S. Government. The Fund may also invest in repurchase agreements with the Federal Reserve Bank of New York. In addition, the Fund has adopted a policy that provides, under normal circumstances, at least 80% of the Fund's assets will be invested in U.S. government securities. This policy may be changed without shareholder approval; however, shareholders would be notified upon 60 days' notice in writing of any changes.

Performance

For the fiscal period ended October 31, 2023, the Fund's Institutional Share Class had a total return of 4.71%. For the seven-day period ended October 31, 2023, the Fund's Institutional Share Class provide an annualized current yield of 5.20% (subsidized) and 5.19% (non subsidized), while its 30-day moving average annualized yield was 5.20% (subsidized) and 5.18% (non-subsidized). Yield quotation more closely reflects the current earnings of the Fund than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  November 2022 began with the Federal Reserve (Fed) delivering its fourth consecutive 75 basis point(i) interest rate hike since the cycle began in March 2022, while indicating "ongoing increases" will be needed to achieve the Fed's objectives. Chair Powell left the door open to reducing the pace of hikes at future meetings, but clarified it was premature to consider a "pause" in rate increases. This meeting shifted the narrative in the markets, from a rapid hiking slope to a more measured one, albeit leading to a higher terminal (peak) rate. Although Fed speakers reinforced this posture during the month, the lower-than-expected inflation report caused markets to latch onto the pivot narrative and financial conditions eased significantly by the end of the month. Ahead of their blackout period, Fed officials closed the month by continuing to stress that inflation remains a major issue, and many in the market still forecast a terminal rate of 5% to 5.25% as a highly likely outcome.

•  As widely anticipated, the Fed slowed the pace of rate hikes at the December 2022 Federal Open Market Committee (FOMC or the Committee) meeting, increasing the target range by 50 basis points to the range of 4.25% to 4.50%. Updated dot plot forecasts showed that officials expected the terminal rate to reach 5.1% in 2023 before dropping back to 4.1% in 2024. The Committee additionally cited that "ongoing rate increases are likely appropriate" to continue tackling elevated inflation and a very tight labor market. The market priced in two additional rate hikes in early 2023 before a pause in the tightening cycle — a notable disconnect between market pricing and Fed communication.

•  Gross domestic product (GDP) readings came in stronger than consensus estimates for the fourth quarter of 2022, with the annualized rate of 2.9% beating the expected 2.6% growth rate and the market beginning to gravitate more toward the "soft-landing" outcome for the economy in 2023.(ii) This helped exaggerate the already existing disconnect between Fed communication and market pricing.

•  With respect to the labor market, the theme of resilience persisted throughout the fourth quarter of 2022 and into 2023. Payroll growth exceeded 500,000 jobs in the January 2023 report, coming after gains of 260,000 and 290,000 jobs in

2023 Annual Report

October 31, 2023

Investment Overview (unaudited) (cont'd)

Government Securities Portfolio

December and November 2022, respectively.(iii) The unemployment rate, at 3.5%, matched the lowest reading in 70 years. Fed officials repeatedly cited the tightness in the labor market as a major contributor to inflation potentially becoming embedded moving forward and as a rationale for them not blinking in the fight against inflation.

•  The January 2023 consumer price index (CPI) numbers matched expectations, as the headline index increased by 0.5% month-over-month, while the core inflation gauge rose by 0.4% month-over-month. Combined with revisions to last year's readings, these data underscored that while inflation was most likely falling from its peak, progress was slower and more difficult than market participants would have liked. This caused the market to dilute some of the hope that had been building in the fourth quarter of 2022 when headline CPI rose 0.1% and 0.2% month-over-month in December and November, respectively. Markets were expected to remain focused on the variations in contributions from underlying components of CPI, such as used cars, in the months that followed.

•  The FOMC voted unanimously to increase the federal funds target rate by 0.25% to a range of 4.50% to 4.75% at the conclusion of its February 2023 meeting. The Committee noted that further rate hikes are "appropriate" in order to achieve "sufficiently restrictive" policy. The FOMC modified their messaging: in the post-meeting statement, it had previously discussed the "pace" of future rate increases, but now referred to the "extent" of future increases. This change didn't seem overly impactful on the surface, but it pointed to a Fed that was beginning to approach the end of its rate hiking cycle. Fed officials continued to monitor the economic outlook in effort to position policy accordingly. Market participants expected the Fed to continue raising rates into early summer 2023, as January 2023's employment figures far exceeded expectations.

•  At the March 2023 meeting, the FOMC voted unanimously to increase the federal funds target rate by 0.25% to a range of 4.75% to 5.00%. During the month, several high-profile regional banks came under significant pressure to meet withdrawals. The Fed and U.S. Treasury acted swiftly, securing uninsured deposits and preventing widespread contagion by announcing a newly created Bank Term Funding Program. The new facility made additional funding available to ensure banks have the ability to meet the needs of their depositors. On the back of this announcement, the FOMC press release noted that the U.S. banking system was "sound and resilient," but these stresses were likely to result in tighter financial conditions and impact economic activity.

•  In the first quarter of 2023, U.S. GDP grew 2.2% (annualized). The jobs market remained strong, despite the Fed's aggressive pace of interest rate hikes. Monthly non-farm payrolls averaged 295,000 jobs per month added to the economy in the first three months of 2023, and the unemployment rate was 3.5% as of March 2023.

•  The FOMC voted unanimously to increase the federal funds target rate by 0.25% to a range of 5.00% to 5.25% at the conclusion of its May 2023 meeting. The press release was relatively unchanged from the prior meeting; however, it now included a softer stance on forward guidance. Concerns around regional banks continued to flare as J.P. Morgan purchased First Republic Bank after U.S. regulators took control. Market participants believed the Fed was likely to hold its policy rate steady at its June 2023 meeting as it paused to interpret incoming data, with employment remaining tight and inflation still running above target.

•  This pause materialized at the June 2023 meeting, as expected. The FOMC voted unanimously to maintain the federal funds target range at 5.00% to 5.25%. This was the first time since March 2022 that the Committee left rates unchanged. Market participants attempted to grasp whether this signaled a longer-term pause in policy rate movements.

•  The June 2023 meeting also included an update of the Fed's summary of economic projections. The dot plot showed officials' median projection for the benchmark rate at the end of 2023 increased 0.50% to 5.6%. The 2023 median GDP growth projection was upgraded 0.60% to 1.0%. The 2024 GDP growth forecast was lowered slightly to 1.1%. The 2023 unemployment rate estimate decreased 0.40% to 4.1%. The Fed reduced its median 2023 personal consumption expenditure (PCE) inflation forecast

2023 Annual Report

October 31, 2023

Investment Overview (unaudited) (cont'd)

Government Securities Portfolio

to 3.2% in June, from 3.3% in March. The 2024 PCE projection was unchanged at 2.5%.

•  In July 2023, the FOMC voted unanimously to increase the federal funds target rate by 0.25% to a range of 5.25% to 5.50%. The accompanying press release included an upgrade to its characterization of economic growth from "modest" to "moderate," but the statement overall was mostly unchanged. The job market remained strong, and inflation continued to run above the Fed's target. In his press conference, Chair Powell explained that the Fed remains data-dependent going forward while market participants grappled with the validity of another hike later in 2023.

•  Economic data for the second quarter of 2023 continued to point to relative resilience in the U.S. economy. GDP growth rose 2.1% (annualized) in the April to June 2023 quarterly period. Monthly non-farm payrolls growth showed signs of slowing, averaging 240,000 jobs per month in the second quarter, while unemployment remained low, at 3.5% as of July 2023.

•  At the FOMC's next meeting in September 2023, officials voted to hold rates steady at a range of 5.25% to 5.50%. The press release was relatively unchanged aside from a minor adjustment in characterizing the economic expansion as "solid," from "moderate" previously. The release also noted that while job growth "remains strong" it had more recently "slowed."

•  The September 2023 meeting included an update of the Fed's summary of economic projections. The Fed's dot plot showed officials' median projection for the benchmark rate at the end of 2023 was unchanged at 5.6%. The 2023 median GDP growth projection was increased substantially 110 basis points to 2.1%. The 2024 GDP growth forecast improved as well to 1.5%. The 2023 unemployment rate estimate declined 30 basis points to 3.8%. The Fed increased its median 2023 PCE inflation forecast to 3.3% in September from 3.2% in June. The 2024 PCE projection was unchanged at 2.5%.

•  GDP accelerated strongly in the third quarter, rising 4.9% (annualized) on the back of robust consumer spending. The labor market continued to cool, with monthly non-farm payrolls averaging 214,000 jobs per month in the third quarter of 2023 then slowing to 150,000 jobs in October 2023. The unemployment rate ticked higher to 3.9% as of October 2023.

•  With a unanimous 12-0 decision at the October 31 to November 1, 2023 meeting, the FOMC held rates constant at 22-year highs for a second straight meeting, leaving the target for the benchmark rate at 5.25% to 5.50%. The released statement said "tighter financial and credit conditions for households and businesses are likely to weigh on economic activity, hiring, and inflation," and this served as the Fed's main justification for leaving rates unchanged. Notably, during the subsequent press conference, Chair Powell indicated that risks are much more balanced as it pertains to additional tightening, which was a departure from previous meetings where he stated that the risk of doing too little outweighed the risk of doing too much. The dovish sentiment caused interest rates to rally, with the more policy-sensitive 2-year Treasury yield rallying 15 basis points, from 5.09% on October 31, 2023, to 4.94% at the close on November 1, 2023 (the day after the end of this reporting period).

Management Strategies

•  As of October 31, 2023, the Fund had net assets of approximately $5.7 billion. The Fund's weighted average maturity (WAM) and weighted average life (WAL) were 32 days and 78 days, respectively.

•  We continue to manage the portfolio to be responsive to changes in market conditions and interest rate levels. We purchased U.S. Treasury and U.S. government agency debt in both fixed-rate and floating-rate structures and remained focused on portfolio liquidity while maintaining a competitive return for investors.

(i)  One basis point = 0.01%

(ii)  Source for all GDP data in this report: Bureau of Economic Analysis.

(iii)  Source for labor market data in this report: Bureau of Labor Statistics and Bloomberg L.P.

2023 Annual Report

October 31, 2023

Portfolio of Investments

Government Securities Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreement (63.1%)
Federal Reserve Bank of New York, (5.30%, dated 10/31/23, due 11/1/23; proceeds $3,590,529; fully collateralized by various U.S. Government obligations, 0.25% - 3.00% due 8/31/24 - 5/15/47; valued at $3,590,529) (Cost $3,590,000)	$3,590,000	$3,590,000
U.S. Agency Securities (16.8%)
Federal Farm Credit Bank,
SOFR + 0.04%, 5.35%, 4/29/24 (a)	15,625	15,625
SOFR + 0.05%, 5.36%, 4/25/24 (a)	6,103	6,103
SOFR + 0.10%, 5.41%, 9/19/24 (a)	6,000	6,000
SOFR + 0.13%, 5.44%, 7/9/24 (a)	9,000	9,000
SOFR + 0.15%, 5.46%, 6/27/25 (a)	10,350	10,350
SOFR + 0.16%, 5.47%, 5/2/25 (a)	12,960	12,960
SOFR + 0.17%, 5.48%, 7/28/25 (a)	7,500	7,500
5.50%, 9/20/24 (b)	2,600	2,478
SOFR + 0.19%, 5.50%, 6/20/25 (a)	13,244	13,244
SOFR + 0.20%, 5.51%, 6/9/25 (a)	17,400	17,400
Federal Home Loan Bank,
5.15%, 5/6/24	40,000	40,000
5.20%, 11/1/23 - 3/15/24 (b)	125,000	125,000
5.28%, 2/27/24 (b)	24,700	24,294
5.30%, 5/22/24 - 5/28/24	34,600	34,600
SOFR + 0.03%, 5.34%, 12/8/23 - 1/3/24 (a)	115,000	115,000
5.34%, 4/26/24	45,000	45,000
SOFR + 0.04%, 5.35%, 1/12/24 - 2/28/24 (a)	65,300	65,300
5.35%, 4/24/24	91,600	91,600
SOFR + 0.05%, 5.36%, 3/12/24 - 3/25/24 (a)	40,795	40,795
SOFR + 0.06%, 5.37%, 2/16/24 - 5/15/24 (a)	64,300	64,300
SOFR + 0.07%, 5.38%, 7/23/24 (a)	16,500	16,500
SOFR + 0.08%, 5.39%, 6/6/24 (a)	23,000	23,000
5.40%, 5/22/24 - 5/30/24	85,000	84,951
SOFR + 0.12%, 5.43%, 5/1/25 (a)	7,600	7,600
5.45%, 2/23/24 (b)	7,500	7,374
5.48%, 9/20/24 (b)	8,000	7,626
SOFR + 0.19%, 5.67%, 10/30/25 (a)(c)	7,000	7,000
5.69%, 6/25/24 - 9/24/24	45,605	45,605
5.70%, 11/15/24	8,775	8,773
Total U.S. Agency Securities (Cost $954,978)		954,978
U.S. Treasury Securities (22.8%)
U.S. Treasury Bill,
5.41%, 11/7/23 (d)	132,000	131,884
5.42%, 11/21/23 - 10/31/24 (c)(d)	82,000	80,471
5.43%, 11/14/23 (d)	200,000	199,616
5.49%, 2/1/24 - 10/3/24 (c)(d)	64,000	62,753
5.50%, 2/8/24 (d)	33,221	32,741
5.51%, 2/22/24 (d)	39,539	38,882
5.52%, 2/27/24 (d)	54,000	53,056
5.54%, 2/6/24 - 3/21/24 (d)	57,000	55,899
5.56%, 3/28/24 - 5/2/24 (c)(d)	98,000	95,454
5.58%, 4/4/24 - 4/18/24 (d)	147,000	143,509
5.59%, 2/29/24 (d)	16,075	15,788
	Face Amount (000)	Value (000)
U.S. Treasury Notes,
0.38%, 8/15/24	$19,000	$18,262
3 Month Treasury Money Market Yield - 0.08%, 5.31%, 4/30/24 (a)	67,000	66,994
3 Month Treasury Money Market Yield + 0.04%, 5.42%, 7/31/24 (a)	8,272	8,272
3 Month Treasury Money Market Yield + 0.13%, 5.51%, 7/31/25 (a)	90,511	90,471
3 Month Treasury Money Market Yield + 0.14%, 5.52%, 10/31/24 (a)(c)	56,004	56,039
3 Month Treasury Money Market Yield + 0.17%, 5.55%, 4/30/25 (a)	77,829	77,864
3 Month Treasury Money Market Yield + 0.17%, 5.57%, 10/31/25 (a)	11,000	10,999
3 Month Treasury Money Market Yield + 0.20%, 5.58%, 1/31/25 (a)	59,010	59,075
Total U.S. Treasury Securities (Cost $1,298,029)		1,298,029
Total Investments (102.7%) (Cost $5,843,007) (e)(f)		5,843,007
Liabilities in Excess of Other Assets (-2.7%)		(152,519)
Net Assets (100.0%)		$5,690,488

(a)  Floating or variable rate securities: The rates disclosed are as of October 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(b)  Purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.

(c)  All or a portion of the security is subject to delayed delivery.

(d)  Rate shown is the yield to maturity at October 31, 2023.

(e)  Securities are available for collateral in connection with securities purchased on a forward commitment basis.

(f)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes.

SOFR  Secured Overnight Financing Rate.

Portfolio Composition

Classification	Percentage of Total Investments
Repurchase Agreement	61.4%
U.S. Treasury Securities	22.2
U.S. Agency Securities	16.4
Total Investments	100.0%

The accompanying notes are an integral part of the financial statements.

2023 Annual Report

October 31, 2023

Investment Overview (unaudited)

Treasury Portfolio

The Treasury Portfolio seeks preservation of capital, daily liquidity and maximum current income. The Fund has adopted a policy to invest exclusively in U.S. Treasury obligations, which are backed by the full faith and credit of the United States, and repurchase agreements collateralized by such securities in order to qualify as a "government money market fund" under federal regulations. The Fund may also hold cash from time to time. A "government money market fund" is a money market fund that invests at least 99.5% of its total assets in cash, securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities and/or repurchase agreements that are collateralized fully by the foregoing. A "government money market fund" is exempt from requirements that permit money market funds to impose a "liquidity fee." In selecting investments, the Fund's "Adviser," Morgan Stanley Investment Management Inc., seeks to maintain the Fund's share price at $1.00. The share price remaining stable at $1.00 means that the Fund would preserve the principal value of your investment. In addition, the Fund has adopted a policy that provides, under normal circumstances, at least 80% of the Fund's assets will be invested in U.S. Treasury obligations, which are backed by the full faith and credit of the United States, and repurchase agreements collateralized by such securities. This policy may be changed without shareholder approval; however, shareholders would be notified upon 60 days' notice in writing of any changes.

Performance

For the fiscal period ended October 31, 2023, the Fund's Institutional Share Class had a total return of 4.72%. For the seven-day period ended October 31, 2023, the Fund's Institutional Share Class provide an annualized current yield of 5.22% (subsidized) and 5.21% (non-subsidized), while its 30-day moving average annualized yield was 5.21% and 5.20% (non-subsidized). Yield quotation more closely reflects the current earnings of the Fund than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  November 2022 began with the Federal Reserve (Fed) delivering its fourth consecutive 75 basis point(i) interest rate hike since the cycle began in March 2022, while indicating "ongoing increases" will be needed to achieve the Fed's objectives. Chair Powell left the door open to reducing the pace of hikes at future meetings, but clarified it was premature to consider a "pause" in rate increases. This meeting shifted the narrative in the markets, from a rapid hiking slope to a more measured one, albeit leading to a higher terminal (peak) rate. Although Fed speakers reinforced this posture during the month, the lower-than-expected inflation report caused markets to latch onto the pivot narrative and financial conditions eased significantly by the end of the month. Ahead of their blackout period, Fed officials closed the month by continuing to stress that inflation remains a major issue, and many in the market still forecast a terminal rate of 5% to 5.25% as a highly likely outcome.

•  As widely anticipated, the Fed slowed the pace of rate hikes at the December 2022 Federal Open Market Committee (FOMC or the Committee) meeting, increasing the target range by 50 basis points to the range of 4.25% to 4.50%. Updated dot plot forecasts showed that officials expected the terminal rate to reach 5.1% in 2023 before dropping back to 4.1% in 2024. The Committee additionally cited that "ongoing rate increases are likely appropriate" to continue tackling elevated inflation and a very tight labor market. The market priced in two additional rate hikes in early 2023 before a pause in the tightening cycle — a notable disconnect between market pricing and Fed communication.

•  Gross domestic product (GDP) readings came in stronger than consensus estimates for the fourth quarter of 2022, with the annualized rate of 2.9% beating the expected 2.6% growth rate and the market beginning to gravitate more toward the "soft-landing" outcome for the economy in 2023.(ii) This helped exaggerate the already existing disconnect between Fed communication and market pricing.

•  With respect to the labor market, the theme of resilience persisted throughout the fourth quarter of 2022 and into 2023. Payroll growth exceeded 500,000 jobs in the January 2023 report, coming after gains of 260,000 and 290,000 jobs in December and November 2022, respectively.(iii) The unemployment rate, at 3.5%, matched the lowest reading in 70 years. Fed officials repeatedly cited the tightness in the labor market as a major contributor

2023 Annual Report

October 31, 2023

Investment Overview (unaudited) (cont'd)

Treasury Portfolio

to inflation potentially becoming embedded moving forward and as a rationale for them not blinking in the fight against inflation.

•  The January 2023 consumer price index (CPI) numbers matched expectations, as the headline index increased by 0.5% month-over-month, while the core inflation gauge rose by 0.4% month-over-month. Combined with revisions to last year's readings, these data underscored that while inflation was most likely falling from its peak, progress was slower and more difficult than market participants would have liked. This caused the market to dilute some of the hope that had been building in the fourth quarter of 2022 when headline CPI rose 0.1% and 0.2% month-over-month in December and November, respectively. Markets were expected to remain focused on the variations in contributions from underlying components of CPI, such as used cars, in the months that followed.

•  The FOMC voted unanimously to increase the federal funds target rate by 0.25% to a range of 4.50% to 4.75% at the conclusion of its February 2023 meeting. The Committee noted that further rate hikes are "appropriate" in order to achieve "sufficiently restrictive" policy. The FOMC modified their messaging: in the post-meeting statement, it had previously discussed the "pace" of future rate increases, but now referred to the "extent" of future increases. This change didn't seem overly impactful on the surface, but it pointed to a Fed that was beginning to approach the end of its rate hiking cycle. Fed officials continued to monitor the economic outlook in effort to position policy accordingly. Market participants expected the Fed to continue raising rates into early summer 2023, as January 2023's employment figures far exceeded expectations.

•  At the March 2023 meeting, the FOMC voted unanimously to increase the federal funds target rate by 0.25% to a range of 4.75% to 5.00%. During the month, several high-profile regional banks came under significant pressure to meet withdrawals. The Fed and U.S. Treasury acted swiftly, securing uninsured deposits and preventing widespread contagion by announcing a newly created Bank Term Funding Program. The new facility made additional funding available to ensure banks have the ability to meet the needs of their depositors. On the back of this announcement, the FOMC press release noted that the U.S. banking system was "sound and resilient," but these stresses were likely to result in tighter financial conditions and impact economic activity.

•  In the first quarter of 2023, U.S. GDP grew 2.2% (annualized). The jobs market remained strong, despite the Fed's aggressive pace of interest rate hikes. Monthly non-farm payrolls averaged 295,000 jobs per month added to the economy in the first three months of 2023, and the unemployment rate was 3.5% as of March 2023.

•  The FOMC voted unanimously to increase the federal funds target rate by 0.25% to a range of 5.00% to 5.25% at the conclusion of its May 2023 meeting. The press release was relatively unchanged from the prior meeting; however, it now included a softer stance on forward guidance. Concerns around regional banks continued to flare as J.P. Morgan purchased First Republic Bank after U.S. regulators took control. Market participants believed the Fed was likely to hold its policy rate steady at its June 2023 meeting as it paused to interpret incoming data, with employment remaining tight and inflation still running above target.

•  This pause materialized at the June 2023 meeting, as expected. The FOMC voted unanimously to maintain the federal funds target range at 5.00% to 5.25%. This was the first time since March 2022 that the Committee left rates unchanged. Market participants attempted to grasp whether this signaled a longer-term pause in policy rate movements.

•  The June 2023 meeting also included an update of the Fed's summary of economic projections. The dot plot showed officials' median projection for the benchmark rate at the end of 2023 increased 0.50% to 5.6%. The 2023 median GDP growth projection was upgraded 0.60% to 1.0%. The 2024 GDP growth forecast was lowered slightly to 1.1%. The 2023 unemployment rate estimate decreased 0.40% to 4.1%. The Fed reduced its median 2023 personal consumption expenditure (PCE) inflation forecast to 3.2% in June, from 3.3% in March. The 2024 PCE projection was unchanged at 2.5%.

2023 Annual Report

October 31, 2023

Investment Overview (unaudited) (cont'd)

Treasury Portfolio

•  In July 2023, the FOMC voted unanimously to increase the federal funds target rate by 0.25% to a range of 5.25% to 5.50%. The accompanying press release included an upgrade to its characterization of economic growth from "modest" to "moderate," but the statement overall was mostly unchanged. The job market remained strong, and inflation continued to run above the Fed's target. In his press conference, Chair Powell explained that the Fed remains data-dependent going forward while market participants grappled with the validity of another hike later in 2023.

•  Economic data for the second quarter of 2023 continued to point to relative resilience in the U.S. economy. GDP growth rose 2.1% (annualized) in the April to June 2023 quarterly period. Monthly non-farm payrolls growth showed signs of slowing, averaging 240,000 jobs per month in the second quarter, while unemployment remained low, at 3.5% as of July 2023.

•  At the FOMC's next meeting in September 2023, officials voted to hold rates steady at a range of 5.25% to 5.50%. The press release was relatively unchanged aside from a minor adjustment in characterizing the economic expansion as "solid," from "moderate" previously. The release also noted that while job growth "remains strong" it had more recently "slowed."

•  The September 2023 meeting included an update of the Fed's summary of economic projections. The Fed's dot plot showed officials' median projection for the benchmark rate at the end of 2023 was unchanged at 5.6%. The 2023 median GDP growth projection was increased substantially 110 basis points to 2.1%. The 2024 GDP growth forecast improved as well to 1.5%. The 2023 unemployment rate estimate declined 30 basis points to 3.8%. The Fed increased its median 2023 PCE inflation forecast to 3.3% in September from 3.2% in June. The 2024 PCE projection was unchanged at 2.5%.

•  GDP accelerated strongly in the third quarter, rising 4.9% (annualized) on the back of robust consumer spending. The labor market continued to cool, with monthly non-farm payrolls averaging 214,000 jobs per month in the third quarter of 2023 then slowing to 150,000 jobs in October 2023. The unemployment rate ticked higher to 3.9% as of October 2023.

•  With a unanimous 12-0 decision at the October 31 to November 1, 2023 meeting, the FOMC held rates constant at 22-year highs for a second straight meeting, leaving the target for the benchmark rate at 5.25% to 5.50%. The released statement said "tighter financial and credit conditions for households and businesses are likely to weigh on economic activity, hiring, and inflation," and this served as the Fed's main justification for leaving rates unchanged. Notably, during the subsequent press conference, Chair Powell indicated that risks are much more balanced as it pertains to additional tightening, which was a departure from previous meetings where he stated that the risk of doing too little outweighed the risk of doing too much. The dovish sentiment caused interest rates to rally, with the more policy-sensitive 2-year Treasury yield rallying 15 basis points, from 5.09% on October 31, 2023, to 4.94% at the close on November 1, 2023 (the day after the end of this reporting period).

Management Strategies

•  As of October 31, 2023, the Fund had net assets of approximately $32.0 billion. The Fund's weighted average maturity (WAM) and weighted average life (WAL) were 22 days and 72 days, respectively.

•  We continued to manage the portfolio to be responsive to changes in market conditions and interest rate levels. We purchased U.S. Treasuries and held a significant portion of the portfolio in short-term repurchase agreements, collateralized by U.S. Treasury obligations. We remained focused on portfolio liquidity and conservative positioning while seeking to maintain a competitive return for investors.

(i)  One basis point = 0.01%

(ii)  Source for all GDP data in this report: Bureau of Economic Analysis.

(iii)  Source for labor market data in this report: Bureau of Labor Statistics and Bloomberg L.P.

2023 Annual Report

October 31, 2023

Portfolio of Investments

Treasury Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (76.6%)
Bank of America Securities, Inc., (5.71% (a), dated 7/18/23, due 11/2/23; proceeds $80,036; fully collateralized by U.S. Government obligation, 1.38% due 10/31/28; valued at $80,274) (Demand 11/1/23)	$78,700	$78,700
Bank of America Securities, Inc., (5.35% (a), dated 9/27/23, due 11/7/23; proceeds $503,047; fully collateralized by various U.S. Government obligations, 1.38% - 4.38% due 2/15/38 - 5/15/53; valued at $510,000) (Demand 11/1/23)	500,000	500,000
Bank of Montreal, (5.28%, dated 10/31/23, due 11/1/23; proceeds $200,029; fully collateralized by various U.S. Government obligations, 0.00% - 4.63% due 2/22/24 - 11/30/28; valued at $204,000)	200,000	200,000
Barclays Bank PLC, (5.30%, dated 10/31/23, due 11/1/23; proceeds $200,029; fully collateralized by various U.S. Government obligations, 4.88% - 5.00% due 9/30/25 - 10/31/30; valued at $204,030)	200,000	200,000
BNP Paribas SA, (Interest in $1,100,000 joint repurchase agreement, 5.29%, dated 10/31/23 under which BNP Paribas SA, will repurchase the securities provided as collateral for $1,100,162 on 11/1/23. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government obligations with various maturities to 11/15/49; valued at $1,122,000)	654,000	654,000
Canadian Imperial Bank of Commerce, (5.31%, dated 9/21/23, due 11/2/23; proceeds $251,549; fully collateralized by various U.S. Government obligations, 0.13% - 4.38% due 6/30/24 - 2/15/51; valued at $255,000)	250,000	250,000
Federal Reserve Bank of New York, (5.30%, dated 10/31/23, due 11/1/23; proceeds $16,802,473; fully collateralized by various U.S. Government obligations, 0.63% - 4.00% due 1/15/25 - 5/15/52; valued at $16,802,473)	16,800,000	16,800,000
Fixed Income Clearing Corp., (5.30%, dated 10/31/23, due 11/1/23; proceeds $400,059; fully collateralized by various U.S. Government obligations, 1.13% - 1.25% due 8/31/28 - 8/15/31; valued at $408,000)	400,000	400,000
Fixed Income Clearing Corp., (5.30%, dated 10/31/23, due 11/1/23; proceeds $2,000,294; fully collateralized by various U.S. Government obligations, 2.88% - 3.88% due 3/31/25 - 6/15/25; valued at $2,040,300)	2,000,000	2,000,000
Fixed Income Clearing Corp., (5.30%, dated 10/31/23, due 11/1/23; proceeds $500,074; fully collateralized by various U.S. Government obligations, 3.00% - 4.88% due 10/31/30 - 5/15/42; valued at $510,000)	500,000	500,000
	Face Amount (000)	Value (000)
Goldman Sachs & Co., (3.00%, dated 10/31/23, due 11/1/23; proceeds $42,004; fully collateralized by various U.S. Government obligations, 0.00% - 2.88% due 8/8/24 - 11/15/45; valued at $42,840)	$42,000	$42,000
ING Financial Markets LLC, (5.31%, dated 10/30/23, due 11/6/23; proceeds $300,310; fully collateralized by various U.S. Government obligations, 0.00% - 5.00% due 11/30/23 - 5/15/53; valued at $306,000)	300,000	300,000
JP Morgan Securities LLC, (5.31%, dated 10/31/23, due 11/1/23; proceeds $500,074; fully collateralized by various U.S. Government obligations, 0.25% - 3.88% due 4/30/24 - 12/31/27; valued at $510,075)	500,000	500,000
Natixis SA, (Interest in $1,800,000 joint repurchase agreement, 5.28%, dated 10/31/23 under which Natixis SA, will repurchase the securities provided as collateral for $1,800,264 on 11/1/23. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government obligations with various maturities to 2/15/53; valued at $1,836,000)	1,100,000	1,100,000
Natixis SA, (5.28%, dated 10/31/23, due 11/1/23; proceeds $200,029; fully collateralized by various U.S. Government obligations, 0.00% - 5.00% due 12/26/23 - 2/15/53; valued at $204,000)	200,000	200,000
Norinchukin Bank, (5.34%, dated 10/27/23, due 11/3/23; proceeds $166,172; fully collateralized by U.S. Government obligation, 3.50% due 4/30/28; valued at $169,320)	166,000	166,000
RBC Dominion Securities, (5.29%, dated 10/31/23, due 11/1/23; proceeds $100,015; fully collateralized by various U.S. Government obligations, 0.00% - 3.88% due 1/23/24 - 2/15/43; valued at $102,000)	100,000	100,000
Societe Generale SA, (5.37%, dated 10/31/23, due 12/4/23; proceeds $502,536; fully collateralized by various U.S. Government obligations, 0.75% - 3.50% due 2/15/39 - 8/15/47; valued at $512,586)	500,000	500,000
Total Repurchase Agreements (Cost $24,490,700)		24,490,700
U.S. Treasury Securities (25.6%)
U.S. Treasury Bill,
5.38%, 11/7/23 (b)	299,000	298,737
5.39%, 11/14/23 (b)	175,000	174,666
5.42%, 11/21/23 - 10/31/24 (b)(c)	347,000	340,130
5.45%, 9/5/24 (b)	88,000	84,110
5.49%, 2/1/24 - 10/3/24 (b)(c)	379,000	371,866
5.50%, 2/8/24 (b)	149,034	146,876
5.51%, 2/22/24 (b)	210,711	207,211
5.52%, 2/27/24 (b)	495,000	486,346
5.54%, 2/6/24 - 3/21/24 (b)	326,300	319,905
5.56%, 3/28/24 - 5/2/24 (b)(c)	584,000	568,811

The accompanying notes are an integral part of the financial statements.

2023 Annual Report

October 31, 2023

Portfolio of Investments (cont'd)

Treasury Portfolio

	Face Amount (000)	Value (000)
U.S. Treasury Securities (cont'd)
5.58%, 4/4/24 - 4/18/24 (b)	$1,600,400	$1,561,421
5.59%, 2/29/24 (b)	101,600	99,788
U.S. Treasury Notes,
0.38%, 8/15/24	105,000	100,922
3 Month Treasury Money Market Yield - 0.08%, 5.31%, 4/30/24 (a)	248,000	247,943
3 Month Treasury Money Market Yield + 0.04%, 5.42%, 7/31/24 (a)	178,403	178,380
3 Month Treasury Money Market Yield + 0.13%, 5.51%, 7/31/25 (a)	515,473	515,242
3 Month Treasury Money Market Yield + 0.14%, 5.52%, 10/31/24 (a)(c)	822,553	822,905
3 Month Treasury Money Market Yield + 0.17%, 5.55%, 4/30/25 (a)	446,897	447,095
3 Month Treasury Money Market Yield + 0.17%, 5.57%, 10/31/25 (a)	269,000	269,015
3 Month Treasury Money Market Yield + 0.20%, 5.58%, 1/31/25 (a)	931,580	932,843
Total U.S. Treasury Securities (Cost $8,174,212)		8,174,212
Total Investments (102.2%) (Cost $32,664,912) (d)(e)		32,664,912
Liabilities in Excess of Other Assets (-2.2%)		(705,810)
Net Assets (100.0%)		$31,959,102

(a)  Floating or variable rate securities: The rates disclosed are as of October 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(b)  Rate shown is the yield to maturity at October 31, 2023.

(c)  All or a portion of the security is subject to delayed delivery.

(d)  Securities are available as collateral in connection with securities purchased on a forward commitment basis.

(e)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes.

Portfolio Composition

Classification	Percentage of Total Investments
Repurchase Agreements	75.0%
U.S. Treasury Securities	25.0
Total Investments	100.0%

The accompanying notes are an integral part of the financial statements.

2023 Annual Report

October 31, 2023

Investment Overview (unaudited)

Treasury Securities Portfolio

The Treasury Securities Portfolio seeks preservation of capital, daily liquidity and maximum current income. The Fund has adopted a policy to invest exclusively in U.S. Treasury obligations, which are backed by the full faith and credit of the United States, in order to qualify as a "government money market fund" under federal regulations. The Fund may also hold cash from time to time. A "government money market fund" is a money market fund that invests at least 99.5% of its total assets in cash, securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities and/or repurchase agreements that are collateralized fully by the foregoing. A "government money market fund" is exempt from requirements that permit money market funds to impose a "liquidity fee." In selecting investments, the Fund's "Adviser," Morgan Stanley Investment Management Inc., seeks to maintain the Fund's share price at $1.00. The share price remaining stable at $1.00 means that the Fund would preserve the principal value of your investment. In addition, the Fund has adopted a policy that provides, under normal circumstances, at least 80% of the Fund's assets will be invested in U.S. Treasury obligations, which are backed by the full faith and credit of the United States. This policy may be changed without shareholder approval; however, shareholders would be notified upon 60 days' notice in writing of any changes.

Performance

For the fiscal year ended October 31, 2023, the Fund's Institutional Share Class had a total return of 4.63%. For the seven-day period ended October 31, 2023, the Fund's Institutional Share Class provided an annualized current yield of 5.24% (subsidized) and 5.24% (non-subsidized), while its 30-day moving average annualized yield was 5.23% (subsidized) and 5.22% (non-subsidized). Yield quotation more closely reflects the current earnings of the Fund than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  November 2022 began with the Federal Reserve (Fed) delivering its fourth consecutive 75 basis point(i) interest rate hike since the cycle began in March 2022, while indicating "ongoing increases" will be needed to achieve the Fed's objectives. Chair Powell left the door open to reducing the pace of hikes at future meetings, but clarified it was premature to consider a "pause" in rate increases. This meeting shifted the narrative in the markets, from a rapid hiking slope to a more measured one, albeit leading to a higher terminal (peak) rate. Although Fed speakers reinforced this posture during the month, the lower-than-expected inflation report caused markets to latch onto the pivot narrative and financial conditions eased significantly by the end of the month. Ahead of their blackout period, Fed officials closed the month by continuing to stress that inflation remains a major issue, and many in the market still forecast a terminal rate of 5% to 5.25% as a highly likely outcome.

•  As widely anticipated, the Fed slowed the pace of rate hikes at the December 2022 Federal Open Market Committee (FOMC or the Committee) meeting, increasing the target range by 50 basis points to the range of 4.25% to 4.50%. Updated dot plot forecasts showed that officials expected the terminal rate to reach 5.1% in 2023 before dropping back to 4.1% in 2024. The Committee additionally cited that "ongoing rate increases are likely appropriate" to continue tackling elevated inflation and a very tight labor market. The market priced in two additional rate hikes in early 2023 before a pause in the tightening cycle — a notable disconnect between market pricing and Fed communication.

•  Gross domestic product (GDP) readings came in stronger than consensus estimates for the fourth quarter of 2022, with the annualized rate of 2.9% beating the expected 2.6% growth rate and the market beginning to gravitate more toward the "soft-landing" outcome for the economy in 2023.(ii) This helped exaggerate the already existing disconnect between Fed communication and market pricing.

•  With respect to the labor market, the theme of resilience persisted throughout the fourth quarter of 2022 and into 2023. Payroll growth exceeded 500,000 jobs in the January 2023 report, coming after gains of 260,000 and 290,000 jobs in December and November 2022, respectively.(iii) The unemployment rate, at 3.5%, matched the lowest reading in 70 years. Fed officials repeatedly cited the tightness in the labor market as a major contributor to inflation potentially becoming embedded moving

2023 Annual Report

October 31, 2023

Investment Overview (unaudited) (cont'd)

Treasury Securities Portfolio

forward and as a rationale for them not blinking in the fight against inflation.

•  The January 2023 consumer price index (CPI) numbers matched expectations, as the headline index increased by 0.5% month-over-month, while the core inflation gauge rose by 0.4% month-over-month. Combined with revisions to last year's readings, these data underscored that while inflation was most likely falling from its peak, progress was slower and more difficult than market participants would have liked. This caused the market to dilute some of the hope that had been building in the fourth quarter of 2022 when headline CPI rose 0.1% and 0.2% month-over-month in December and November, respectively. Markets were expected to remain focused on the variations in contributions from underlying components of CPI, such as used cars, in the months that followed.

•  The FOMC voted unanimously to increase the federal funds target rate by 0.25% to a range of 4.50% to 4.75% at the conclusion of its February 2023 meeting. The Committee noted that further rate hikes are "appropriate" in order to achieve "sufficiently restrictive" policy. The FOMC modified their messaging: in the post-meeting statement, it had previously discussed the "pace" of future rate increases, but now referred to the "extent" of future increases. This change didn't seem overly impactful on the surface, but it pointed to a Fed that was beginning to approach the end of its rate hiking cycle. Fed officials continued to monitor the economic outlook in effort to position policy accordingly. Market participants expected the Fed to continue raising rates into early summer 2023, as January 2023's employment figures far exceeded expectations.

•  At the March 2023 meeting, the FOMC voted unanimously to increase the federal funds target rate by 0.25% to a range of 4.75% to 5.00%. During the month, several high-profile regional banks came under significant pressure to meet withdrawals. The Fed and U.S. Treasury acted swiftly, securing uninsured deposits and preventing widespread contagion by announcing a newly created Bank Term Funding Program. The new facility made additional funding available to ensure banks have the ability to meet the needs of their depositors. On the back of this announcement, the FOMC press release noted that the U.S. banking system was "sound and resilient," but these stresses were likely to result in tighter financial conditions and impact economic activity.

•  In the first quarter of 2023, U.S. GDP grew 2.2% (annualized). The jobs market remained strong, despite the Fed's aggressive pace of interest rate hikes. Monthly non-farm payrolls averaged 295,000 jobs per month added to the economy in the first three months of 2023, and the unemployment rate was 3.5% as of March 2023.

•  The FOMC voted unanimously to increase the federal funds target rate by 0.25% to a range of 5.00% to 5.25% at the conclusion of its May 2023 meeting. The press release was relatively unchanged from the prior meeting; however, it now included a softer stance on forward guidance. Concerns around regional banks continued to flare as J.P. Morgan purchased First Republic Bank after U.S. regulators took control. Market participants believed the Fed was likely to hold its policy rate steady at its June 2023 meeting as it paused to interpret incoming data, with employment remaining tight and inflation still running above target.

•  This pause materialized at the June 2023 meeting, as expected. The FOMC voted unanimously to maintain the federal funds target range at 5.00% to 5.25%. This was the first time since March 2022 that the Committee left rates unchanged. Market participants attempted to grasp whether this signaled a longer-term pause in policy rate movements.

•  The June 2023 meeting also included an update of the Fed's summary of economic projections. The dot plot showed officials' median projection for the benchmark rate at the end of 2023 increased 0.50% to 5.6%. The 2023 median GDP growth projection was upgraded 0.60% to 1.0%. The 2024 GDP growth forecast was lowered slightly to 1.1%. The 2023 unemployment rate estimate decreased 0.40% to 4.1%. The Fed reduced its median 2023 personal consumption expenditure (PCE) inflation forecast to 3.2% in June, from 3.3% in March. The 2024 PCE projection was unchanged at 2.5%.

•  In July 2023, the FOMC voted unanimously to increase the federal funds target rate by 0.25% to a

2023 Annual Report

October 31, 2023

Investment Overview (unaudited) (cont'd)

Treasury Securities Portfolio

range of 5.25% to 5.50%. The accompanying press release included an upgrade to its characterization of economic growth from "modest" to "moderate," but the statement overall was mostly unchanged. The job market remained strong, and inflation continued to run above the Fed's target. In his press conference, Chair Powell explained that the Fed remains data-dependent going forward while market participants grappled with the validity of another hike later in 2023.

•  Economic data for the second quarter of 2023 continued to point to relative resilience in the U.S. economy. GDP growth rose 2.1% (annualized) in the April to June 2023 quarterly period. Monthly non-farm payrolls growth showed signs of slowing, averaging 240,000 jobs per month in the second quarter, while unemployment remained low, at 3.5% as of July 2023.

•  At the FOMC's next meeting in September 2023, officials voted to hold rates steady at a range of 5.25% to 5.50%. The press release was relatively unchanged aside from a minor adjustment in characterizing the economic expansion as "solid," from "moderate" previously. The release also noted that while job growth "remains strong" it had more recently "slowed."

•  The September 2023 meeting included an update of the Fed's summary of economic projections. The Fed's dot plot showed officials' median projection for the benchmark rate at the end of 2023 was unchanged at 5.6%. The 2023 median GDP growth projection was increased substantially 110 basis points to 2.1%. The 2024 GDP growth forecast improved as well to 1.5%. The 2023 unemployment rate estimate declined 30 basis points to 3.8%. The Fed increased its median 2023 PCE inflation forecast to 3.3% in September from 3.2% in June. The 2024 PCE projection was unchanged at 2.5%.

•  GDP accelerated strongly in the third quarter, rising 4.9% (annualized) on the back of robust consumer spending. The labor market continued to cool, with monthly non-farm payrolls averaging 214,000 jobs per month in the third quarter of 2023 then slowing to 150,000 jobs in October 2023. The unemployment rate ticked higher to 3.9% as of October 2023.

•  With a unanimous 12-0 decision at the October 31 to November 1, 2023 meeting, the FOMC held rates constant at 22-year highs for a second straight meeting, leaving the target for the benchmark rate at 5.25% to 5.50%. The released statement said "tighter financial and credit conditions for households and businesses are likely to weigh on economic activity, hiring, and inflation," and this served as the Fed's main justification for leaving rates unchanged. Notably, during the subsequent press conference, Chair Powell indicated that risks are much more balanced as it pertains to additional tightening, which was a departure from previous meetings where he stated that the risk of doing too little outweighed the risk of doing too much. The dovish sentiment caused interest rates to rally, with the more policy-sensitive 2-year Treasury yield rallying 15 basis points, from 5.09% on October 31, 2023, to 4.94% at the close on November 1, 2023 (the day after the end of this reporting period).

Management Strategies

•  As of October 31, 2023, the Fund had net assets of approximately $46.3 billion. The Fund's weighted average maturity (WAM) and weighted average life (WAL) were 42 days and 91 days, respectively.

•  We continued to manage the portfolio to be responsive to changes in market conditions and interest rate levels. We purchased fixed- and floating-rate U.S. Treasuries for the portfolio and remained focused on portfolio liquidity and conservative positioning while maintaining a competitive return for investors.

(i)  One basis point = 0.01%

(ii)  Source for all GDP data in this report: Bureau of Economic Analysis.

(iii)  Source for labor market data in this report: Bureau of Labor Statistics and Bloomberg L.P.

2023 Annual Report

October 31, 2023

Portfolio of Investments

Treasury Securities Portfolio

	Face Amount (000)	Value (000)
U.S. Treasury Securities (103.1%)
U.S. Treasury Bill,
5.28%, 11/9/23 (a)	$2,275,500	$2,272,859
5.39%, 11/2/23 (a)	1,184,000	1,183,826
5.40%, 12/21/23 (a)	500,000	496,309
5.41%, 11/7/23 - 11/21/23 (a)	6,841,000	6,826,499
5.42%, 12/7/23 - 10/31/24 (a)(b)	2,384,000	2,359,883
5.43%, 11/14/23 (a)	4,300,000	4,291,703
5.44%, 11/16/23 - 11/30/23 (a)	9,245,000	9,210,425
5.45%, 12/19/23 (a)	940,000	933,336
5.46%, 12/26/23 (a)	1,000,000	991,860
5.47%, 11/24/23 - 12/28/23 (a)	3,067,000	3,052,204
5.48%, 12/12/23 (a)	600,000	596,348
5.49%, 12/5/23 - 10/3/24 (a)(b)	1,587,000	1,570,988
5.50%, 1/11/24 - 1/18/24 (a)	1,250,000	1,236,212
5.51%, 1/4/24 - 2/22/24 (a)	1,222,185	1,205,438
5.52%, 1/2/24 - 2/27/24 (a)	1,405,000	1,387,305
5.53%, 1/30/24 (a)	250,000	246,659
5.54%, 2/6/24 - 3/21/24 (a)	1,561,040	1,534,245
5.56%, 3/28/24 - 5/2/24 (a)(b)	1,068,000	1,040,799
5.57%, 4/18/24 (a)	500,000	487,404
5.58%, 4/4/24 (a)	500,000	488,504
5.59%, 2/29/24 (a)	427,000	419,385
U.S. Treasury Notes,
0.38%, 8/15/24	155,000	148,981
3 Month Treasury Money Market Yield - 0.08%, 5.31%, 4/30/24 (c)	770,000	769,811
3 Month Treasury Money Market Yield + 0.04%, 5.42%, 7/31/24 (c)	1,189,059	1,188,981
3 Month Treasury Money Market Yield + 0.13%, 5.51%, 7/31/25 (c)	764,641	764,292
3 Month Treasury Money Market Yield + 0.14%, 5.52%, 10/31/24 (b)(c)	1,653,794	1,654,758
3 Month Treasury Money Market Yield + 0.17%, 5.55%, 4/30/25 (c)	597,720	598,018
3 Month Treasury Money Market Yield + 0.17%, 5.57%, 10/31/25 (c)	198,000	198,004
3 Month Treasury Money Market Yield + 0.20%, 5.58%, 1/31/25 (c)	562,800	563,471
Total U.S. Treasury Securities (Cost $47,718,507)		47,718,507
Total Investments (103.1%) (Cost $47,718,507) (d)(e)		47,718,507
Liabilities in Excess of Other Assets (-3.1%)		(1,450,860)
Net Assets (100.0%)		$46,267,647

(a)  Rate shown is the yield to maturity at October 31, 2023.

(b)  All or a portion of the security is subject to delayed delivery.

(c)  Floating or variable rate securities: The rates disclosed are as of October 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(d)  Securities are available as collateral in connection with securities purchased on a forward commitment basis.

(e)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes.

Portfolio Composition

Classification	Percentage of Total Investments
U.S. Treasury Securities	100.0%
Total Investments	100.0%

The accompanying notes are an integral part of the financial statements.

2023 Annual Report

October 31, 2023

Investment Overview (unaudited)

Tax-Exempt Portfolio

The Tax-Exempt Portfolio seeks to maximize current income exempt from federal income tax to the extent consistent with preservation of capital and maintenance of liquidity. The Fund invests at least 80% of its assets in high quality short-term municipal obligations, the interest of which is exempt from federal income taxes and is not subject to the federal alternative minimum tax. This policy is fundamental and may not be changed without shareholder approval. The Fund may also invest in variable and floating rate demand instruments, tender option bonds, custodial receipts and investments in other investment companies, including money market funds. The Fund may invest up to 20% of its assets in taxable money market securities or in municipal obligations that pay interest income that may be subject to the alternative minimum tax; however, it is currently intended that the Fund will be managed so that income generated by the Fund will not be subject to the alternative minimum tax. In addition, the Fund may temporarily invest more than 20% of its assets in taxable money market securities for defensive purposes in attempting to respond to adverse market conditions, including when suitable municipal obligations are unavailable. When the Fund makes such investments, a higher portion of the Fund's distributions will likely be subject to federal income tax and/or the federal alternative minimum tax. The Fund operates as an "institutional money market fund," which is neither a "government money market fund" nor "retail money market fund" as such terms are defined or interpreted under Rule 2a-7 under the Investment Company Act of 1940, as amended ("Rule 2a-7" under the "1940 Act"). As such, the Fund is required to price and transact in its shares at a net asset value per share ("NAV") reflecting market-based values of its portfolio holdings (i.e., at a "floating" NAV), rounded to a minimum of the fourth decimal place. Like other money market funds of its type, the Fund is subject to the possible imposition of liquidity fees if the Fund's Board of Trustees determines that such fee is in the best interests of the Fund.

Performance

For the fiscal year ended October 31, 2023, the Fund's Institutional Share Class had a total return of 2.95%. For the seven-day period ended October 31, 2023, the Fund's Institutional Share Class provided an annualized current yield of 3.84% (subsidized) and 3.72% (non-subsidized), while its 30-day moving average annualized yield was 3.52% (subsidized) and 3.40% (non-subsidized). Yield quotation more closely reflects the current earnings of the Fund than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  AAA tax-exempt municipal yields generally followed the direction of U.S. Treasury yields over the reporting period. The Bloomberg Municipal Bond Index returned –2.22% for the year-to-date period ended October 31, 2023, continuing negative performance seen during 2022.

•  Like other fixed income asset classes, the municipal bond market experienced an increase in volatility during the reporting period as a result of uncertainty around the Federal Reserve's (Fed) tightening path due to continued persistent inflation, stresses in the banking sector and uncertainty surrounding the U.S. debt ceiling. All these factors resulted in short-term municipal rates moving higher in the reporting period.

•  The Bloomberg Municipal AAA Callable curve remained inverted during the period, pressuring short-term municipal rates. Fund flows in municipal money market funds and resultant supply-demand imbalances contributed to volatility in the Securities Industry and Financial Markets Association (SIFMA) Swap Index. During the reporting period, the SIFMA Swap Index moved as high as 4.47% on August 23, 2023, the highest level since the start of the pandemic in 2020, and as low as 1.66% in late January 2023.(i) The SIFMA index closed the period at 4.09%.

•  While recent inflation data showed some abatement, uncertainty around the Fed, Treasury market volatility and the geopolitical landscape continued to weigh on the market at the close of the reporting period.

Management Strategies

•  As of October 31, 2023, the Fund had net assets of approximately $475.1 million. The Fund's weighted average maturity (WAM) and weighted average life (WAL) were 15 days and 18 days, respectively.

2023 Annual Report

October 31, 2023

Investment Overview (unaudited) (cont'd)

Tax-Exempt Portfolio

•  We believed the portfolio was well positioned for a "higher for longer" interest rate environment, with a modestly short duration profile and high concentrations in variable rate obligations and floating-rate securities. We continued to hold a bias for higher quality assets overall and continued to advocate careful security selection.

(i)  Source for SIFMA data: Bloomberg LP. The SIFMA Index is issued weekly and is compiled from the weekly interest rate resets of tax-exempt variable rate issues included in a database maintained by Municipal Market Data which meet specific criteria established from time to time by the Securities Industry and Financial Markets Association. The index performance is provided for illustrative purposes only and is not meant to depict the performance of a specific investment.

2023 Annual Report

October 31, 2023

Portfolio of Investments

Tax-Exempt Portfolio

	Face Amount (000)	Value (000)
Weekly Variable Rate Bonds (a) (55.5%)
City of Jacksonville, FL, Florida Pollution Control Revenue Refunding Bonds (Florida Power & Light Company Project) Series 1995 4.60%, 5/1/29	$8,500	$8,500
Colorado Springs, CO, Utilities System Sub Lien Ser 2007 A 4.00%, 11/1/37	10,000	10,000
Columbia, SC, Waterworks & Sewer System Series 2009 4.09%, 2/1/38	20,000	20,000
Columbus, OH, Sewer Series 2008 B 4.01%, 6/1/32	10,000	10,000
Escambia County, FL, Solid Waste Disposal Revenue Bonds (Gulf Power Company Project) First Series 2009 4.10%, 4/1/39	700	700
Highlands County Health Facilities, FL, Adventist Health System/ Sunbelt Obligated Group Ser 2012 I-4 4.05%, 11/15/34	16,500	16,500
Houston, TX, Combined Utility System First Lien Series 2004 B2 4.14%, 5/15/34	15,000	15,000
Howard Hughes Medical Institute, VA, Series B 4.10%, 2/15/38	5,000	5,000
Long Island Power Authority, NY, Electric System General Revenue Bonds, Ser 2023D 3.98%, 5/1/33	10,000	10,000
Loudoun County Industrial Development Authority, VA, Howard Hughes Medical Institute Ser 2003A 4.10%, 2/15/38	4,200	4,200
Massachusetts Water Resources Authority, MA, Series 2008 A-3 4.11%, 8/1/37	11,055	11,055
Metropolitan Sewerage District of Buncombe County, NC, North Carolina Sewerage System Revenue Refunding Bonds Series 2008A 4.05%, 7/1/31	15,225	15,225
Miami-Dade County Industrial Development Authority, FL, Revenue Refunding Bonds Series 2021 4.15%, 5/1/46	8,385	8,385
Mississippi Business Finance Corporation, MS, Gulf Opportunity Zone Industrial Development Revenue Bonds (Chevron U S A Inc. Project) Series 2010 E 4.16%, 12/1/30	15,000	15,000
Missouri Health & Educational Facilities Authority, MO, BJC Health System Ser 2008 C 4.06%, 5/15/38	5,000	5,000
New York City General Obligation Bonds, NY, Fiscal 2014 Ser I Subser I-3 4.07%, 3/1/44	10,000	10,000
	Face Amount (000)	Value (000)
New York City Transitional Finance Authority, NY, Future Tax Fiscal 2013 Ser A Subser A-7 4.05%, 8/1/39	$13,000	$13,000
New York State Energy Research & Development Authority, NY, Facilities Revenue Bonds, Consolidated Edison Co Ser 2005 Subser A-2 (Mizuho Corporate Bank LOC) 4.03%, 5/1/39	10,000	10,000
Pennsylvania Turnpike Commission, PA, Second Ser 2019 4.07%, 12/1/38	5,000	5,000
RBC Municipal Products Inc Trust, GA, Certificates E-155 4.13%, 1/1/27 (b)	9,000	9,000
RBC Municipal Products Inc Trust, VA, Certificates C-20 4.13%, 5/1/39 (b)	2,000	2,000
RBC Municipal Products Trust Inc, SC, Transportation Infrastructure Bank Ser 2017 A Floater Certificates Ser 2019-G109 4.12%, 10/1/25 (b)	1,840	1,840
State of Texas, TX, Veterans Bonds, Series 2022 4.10%, 6/1/53	9,910	9,910
Tender Option Bond Trust Receipts/Certificates, AZ, Certificates 2023-BAML6007 4.46%, 4/1/56 (b)	1,900	1,900
Tender Option Bond Trust Receipts/Certificates, DC, Certificates 2023-BAML6012 4.24%, 3/1/52 (b)	11,875	11,875
Tender Option Bond Trust Receipts/Certificates, MA, Certificates 2023-BAML6005 4.24%, 12/1/37 (b)	5,000	5,000
The Ohio State University, OH, Variable Rate Demand General Receipts Bonds Series 2023 A 3.95%, 6/1/43	12,500	12,500
University of Texas Regents, TX, Financing System Ser 2008 B 4.00%, 8/1/32	5,000	5,000
Utah Water Finance Agency, UT, Ser 2008 B 4.15%, 10/1/37	11,960	11,960
Total Weekly Variable Rate Bonds (Cost $263,550)		263,550
Daily Variable Rate Bonds (a) (21.7%)
Gulf Coast Industrial Development Authority, TX, Revenue Bonds Series 2012 3.92%, 11/1/41	12,900	12,900
Indiana Finance Authority, IN, Environmental Refunding Duke Energy Indiana, Inc. Series 2009 A-4 3.95%, 12/1/39	9,600	9,600
JP Morgan Chase Putters/Drivers Trust, FL, Certificates Series 5052 4.00%, 12/15/34 (b)	5,500	5,500
JPMorgan Chase Putters/Drivers Trust, SC, Certificates Series 5053 4.00%, 5/1/47 (b)	5,000	5,000

The accompanying notes are an integral part of the financial statements.

2023 Annual Report

October 31, 2023

Portfolio of Investments (cont'd)

Tax-Exempt Portfolio

	Face Amount (000)	Value (000)
Daily Variable Rate Bonds (a) (cont'd)
New York City General Obligation Bonds, NY, Fiscal 2023 Adjustable Rate Bonds Ser A Subser A-3 3.95%, 9/1/49	$3,300	$3,300
New York City Municipal Water Finance Authority, NY, Water & Sewer System (Mizuho Bank Ltd. SPA) Fiscal 2014 Subser AA-5 3.95%, 6/15/48	5,900	5,900
RBC Municipal Products Trust Inc, MO, Certificates G-121 4.29%, 6/1/46 (b)	5,920	5,920
Health and Educational Facilities Authority of the State of Missouri SSM Health Ser 2019 A Floater Certificates Ser 2019-C17 4.13%, 12/1/39 (b)	5,000	5,000
RBC Municipal Products Trust Inc, NY, New York City Variable Ser 2006 Subser I-5 Floater Certificates Ser 2019-E133 4.12%, 5/16/24 (b)	4,200	4,200
RBC Municipal Products Trust Inc, TX, Certificates E-141 4.12%, 12/1/23 (b)	3,000	3,000
Certificates E-144 4.12%, 2/8/24 (b)	5,000	5,000
Certificates G-124 4.29%, 9/1/43 (b)	4,800	4,800
State of Louisiana, LA, Gasoline and Fuels Tax Second Lien Revenue Refunding Bonds 2023, Series A-1 3.95%, 5/1/43	9,600	9,600
Tender Option Bond Trust Receipts/Certificates, FL, Certificates 2023-BAML5028 4.27%, 8/15/36 (b)	9,000	9,000
Tender Option Bond Trust Receipts/Certificates, OH, Certificates 2023-BAML5044 4.27%, 1/1/54 (b)	8,250	8,250
Tender Option Bond Trust Receipts/Certificates, TN, Certificates 2023-BAML5024 4.27%, 9/1/36 (b)	6,000	6,000
Total Daily Variable Rate Bonds (Cost $102,970)		102,970
Commercial Paper (c) (13.7%)
King Country Washington, WA, Series A 3.75%, 11/2/23	10,000	10,000
3.90%, 11/28/23	5,000	4,999
Lincoln Nebraska Electric System Revenue, NE, Series A2 4.00%, 12/14/23	5,000	4,999
Louisville and Jefferson County Metropolitan Sewer District, KY, Series A 3.75%, 11/3/23	5,000	5,000
Metropolitan Government Nashville & Davidson Country, TN, H & E Facs Board Revenue IAM 3.55%, 2/16/24	10,000	9,988
Series B-1 3.55%, 11/13/23	10,000	9,999
Omaha Public Power District, NE, Electric Revenue IAM Series A 3.80%, 11/6/23	5,000	5,000
	Face Amount (000)	Value (000)
Oregon Department of Transportation Tax Revenue, OR, Series A1 3.62%, 12/12/23	$10,000	$9,995
Texas University Revenues, TX, Series A 3.76%, 12/12/23	5,000	4,999
Total Commercial Paper (Cost $65,000)		64,979
Closed-End Investment Companies (a) (4.2%)
Nuveen AMT-Free Municipal Credit Income Fund, OT, Series 1 4.15%, 12/1/43 (b)	10,000	10,000
Nuveen AMT-Free Quality Municipal Income Fund, OT, Ser 4-4895 4.14%, 9/11/26 (b)	10,000	10,000
Total Closed-End Investment Companies (Cost $20,000)		20,000
Municipal Bonds & Notes (3.9%)
Katy Independent School District (Fort Bend, Harris and Waller Counties), TX, Unlimited Tax School Building Bonds, Series 2023 5.00%, 2/15/24	5,500	5,518
State of Georgia, GA, General Obligation Bonds Ser 2015A 5.00%, 2/1/24	9,250	9,277
The School District of Philadelphia, PA, Pennsylvania Tax Revenue Anticipation Notes Series A 5.00%, 6/28/24	4,000	4,020
Total Municipal Bonds & Notes (Cost $18,844)		18,815
Floating Rate Note (a) (0.6%)
University of Pittsburgh, PA, Commonwealth System of Higher Education 4.45%, 02/15/24 (Cost $2,850)	2,850	2,850
Quarterly Variable Rate Bond (a) (0.4%)
Franklin County, OH, CHE Trinity Health Credit Group Ser 2013 3.50%, 11/1/23 (d) (Cost $2,000)	2,000	2,000
Total Investments (100.0%) (Cost $475,214) (e)(f)		475,164
Liabilities in Excess of Other Assets ((0.0)%)		(77)
Net Assets (100.0%)		$475,087

(a)  Floating or variable rate securities: The rates disclosed are as of October 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  The rates shown are the effective yields at the date of purchase.

(d)  All or a portion of the security is subject to delayed delivery.

(e)  Securities are available for collateral in connection with purchase of securities on a forward commitment basis.

The accompanying notes are an integral part of the financial statements.

2023 Annual Report

October 31, 2023

Portfolio of Investments (cont'd)

Tax-Exempt Portfolio

(f)  At October 31, 2023, the aggregate cost for federal income tax purposes is approximately $475,214,000. The aggregate gross unrealized appreciation is approximately $0 and the aggregate gross unrealized depreciation is approximately $53,000, resulting in net unrealized depreciation of approximately $53,000.

LOC  Letter of Credit.

Portfolio Composition

Classification	Percentage of Total Investments
Weekly Variable Rate Bonds	55.5%
Daily Variable Rate Bonds	21.7
Commercial Paper	13.7
Other*	9.1
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

State/Territory	Value (000)	Percentage of Net Assets
Texas	$61,127	12.9%
New York	56,400	11.8
Florida	48,585	10.3
Massachusetts	41,055	8.7
Ohio	32,750	6.8
South Carolina	26,840	5.7
Tennessee	25,987	5.5
Georgia	18,277	3.8
Missouri	15,920	3.3
North Carolina	15,225	3.2
Mississippi	15,000	3.2
Washington	14,999	3.1
Utah	11,960	2.5
District of Columbia	11,875	2.5
Pennsylvania	11,870	2.5
Virginia	11,200	2.3
Colorado	10,000	2.1
Nebraska	9,999	2.2
Oregon	9,995	2.1
Indiana	9,600	2.0
Louisiana	9,600	2.0
Kentucky	5,000	1.1
Arizona	1,900	0.4
	$475,164	100.0%

The accompanying notes are an integral part of the financial statements.

2023 Annual Report

October 31, 2023

Statements of Assets and Liabilities

	Money Market Portfolio (000)		Prime Portfolio (000)		Government Portfolio (000)		Government Securities Portfolio (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost	$2,134,559		$17,254,140		$148,320,239		$5,843,007
Total Investments in Securities, at Value(1)	2,134,559		17,255,993		148,320,239		5,843,007
Cash	825		—		17,908		5,232
Receivable for Investments Sold	—		—		318,062		28,915
Interest Receivable	4,860		37,508		275,237		6,620
Other Assets	225		599		4,155		533
Total Assets	2,140,469		17,294,100		148,935,601		5,884,307
Liabilities:
Payable for Investments Purchased	—		—		5,229,823		189,098
Dividends Payable	—		20,506		311,245		2,455
Payable for Portfolio Shares Redeemed	1,359		3,712		14,753		1
Payable for Advisory Fees	181		2,004		13,709		591
Payable for Administration Fees	88		711		6,248		217
Payable to Bank	—		3,391		—		—
Payable for Custodian Fees	30		92		676		26
Payable for Professional Fees	67		58		42		43
Payable for Transfer Agency Fees	—	@	21		36		5
Payable for Administration Plan Fees — Wealth S*/Institutional Select Class	—	@	1		253		—	@
Payable for Administration Plan Fees — Investor Class	—		—		402		—	@
Payable for Administration Plan Fees — Administrative Class	—		—		45		—	@
Payable for Service and Shareholder Administration Plan Fees — Advisory Class	—	@	7		367		11
Payable for Distribution Plan and Shareholder Services Plan Fees — Participant Class	—	@	—		1,051		884
Payable for Distribution Plan and Shareholder Services Plan Fees — Cash Management Class	1		—	@	—	@	—	@
Payable for Distribution Plan and Shareholder Services Plan Fees — Select Class	—	@	—		—	@	—
Other Liabilities	117		491		3,650		488
Total Liabilities	1,843		30,994		5,582,300		193,819
Net Assets	$2,138,626		$17,263,106		$143,353,301		$5,690,488
Net Assets Consist of:
Paid-in-Capital	$2,139,806		$17,277,817		$143,388,767		$5,692,994
Total Accumulated Loss	(1,180)		(14,711)		(35,466)		(2,506)
Net Assets	$2,138,626		$17,263,106		$143,353,301		$5,690,488
(1) Including: Repurchase Agreements, at Value	$949,000		$7,283,000		$98,781,581		$3,590,000

The accompanying notes are an integral part of the financial statements.

2023 Annual Report

October 31, 2023

Statements of Assets and Liabilities (cont'd)

	Money Market Portfolio (000)	Prime Portfolio (000)	Government Portfolio (000)	Government Securities Portfolio (000)
WEALTH*/INSTITUTIONAL CLASS:
Net Assets	$2,134,251	$15,994,223	$124,946,773	$1,097,870
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	2,134,280,161	15,990,943,331	124,973,446,315	1,098,027,420
Net Asset Value, Offering and Redemption Price Per Share	$1.000	$1.0002	$1.000	$1.000
WEALTH S**/INSTITUTIONAL SELECT CLASS:
Net Assets	$54	$22,140	$5,615,525	$54
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	54,328	22,141,392	5,619,641,693	53,829
Net Asset Value, Offering and Redemption Price Per Share	$1.000	$0.9999	$1.000	$1.000
INVESTOR CLASS:
Net Assets	$—	$—	$4,800,726	$54
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	—	—	4,801,422,303	53,717
Net Asset Value, Offering and Redemption Price Per Share	$—	$—	$1.000	$1.000
ADMINISTRATIVE CLASS:
Net Assets	$—	$—	$402,547	$54
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	—	—	402,630,357	53,642
Net Asset Value, Offering and Redemption Price Per Share	$—	$—	$1.000	$1.000
ADVISORY CLASS:
Net Assets	$54	$58,315	$1,897,168	$52,920
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	53,970	58,300,724	1,897,540,142	52,927,691
Net Asset Value, Offering and Redemption Price Per Share	$1.000	$1.0002	$1.000	$1.000
PARTICIPANT CLASS:
Net Assets	$54	$—	$2,542,447	$4,539,195
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	53,602	—	2,542,940,444	4,540,523,137
Net Asset Value, Offering and Redemption Price Per Share	$1.000	$—	$1.000	$1.000
CASH MANAGEMENT CLASS:
Net Assets	$4,161	$424	$1,745	$341
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	4,170,519	424,062	1,745,832	341,502
Net Asset Value, Offering and Redemption Price Per Share	$1.000	$0.9999	$1.000	$1.000
SELECT CLASS:
Net Assets	$52	$—	$53	$—
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	51,693	—	52,872	—
Net Asset Value, Offering and Redemption Price Per Share	$1.000	$—	$1.000	$—
CASTLEOAK SHARES CLASS:***
Net Assets	$—	$866,430	$2,305,053	$—
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	—	866,292,438	2,305,202,818	—
Net Asset Value, Offering and Redemption Price Per Share	$—	$1.0002	$1.000	$—
IMPACT CLASS:
Net Assets	$—	$321,574	$841,264	$—
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	—	321,497,955	841,463,592	—
Net Asset Value, Offering and Redemption Price Per Share	$—	$1.0002	$1.000	$—

*  Institutional Class was renamed Wealth Class for Money Market Portfolio effective January 23, 2023.

**  Institutional Select Class was renamed Wealth S Class for Money Market Portfolio effective January 23, 2023.

***  CastleOak Shares Class was fully liquidated from Money Market Portfolio effective January 23, 2023.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2023 Annual Report

October 31, 2023

Statements of Assets and Liabilities

	Treasury Portfolio (000)		Treasury Securities Portfolio (000)		Tax-Exempt Portfolio (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost	$32,664,912		$47,718,507		$475,214
Total Investments in Securities, at Value(1)	32,664,912		47,718,507		475,164
Cash	5,427		16,668		92
Receivable for Investments Sold	453,688		1,191,761		—
Interest Receivable	9,660		997		2,023
Other Assets	1,171		1,492		94
Total Assets	33,134,858		48,929,425		477,373
Liabilities:
Payable for Investments Purchased	1,103,174		2,592,963		2,000
Dividends Payable	63,791		50,337		40
Payable for Portfolio Shares Redeemed	1,425		9,758		138
Payable for Advisory Fees	3,741		5,303		11
Payable for Administration Fees	1,295		1,836		20
Payable for Custodian Fees	129		185		4
Payable for Professional Fees	45		48		36
Payable for Transfer Agency Fees	10		10		10
Payable for Administration Plan Fees — Institutional Select Class	131		—	@	—	@
Payable for Administration Plan Fees — Investor Class	9		1		—
Payable for Administration Plan Fees — Administrative Class	1		9		—
Payable for Service and Shareholder Administration Plan Fees — Advisory Class	86		15		—
Payable for Distribution Plan and Shareholder Services Plan Fees — Participant Class	895		15		—
Payable for Distribution Plan and Shareholder Services Plan Fees — Cash Management Class	1		1		—	@
Payable for Distribution Plan and Shareholder Services Plan Fees — Select Class	—	@	—	@	—
Other Liabilities	1,023		1,297		27
Total Liabilities	1,175,756		2,661,778		2,286
Net Assets	$31,959,102		$46,267,647		$475,087
Net Assets Consist of:
Paid-in-Capital	$31,967,085		$46,278,956		$475,162
Total Accumulated Loss	(7,983)		(11,309)		(75)
Net Assets	$31,959,102		$46,267,647		$475,087
(1) Including: Repurchase Agreements, at Value	$24,490,700		$—		$—

The accompanying notes are an integral part of the financial statements.

2023 Annual Report

October 31, 2023

Statements of Assets and Liabilities (cont'd)

	Treasury Portfolio (000)	Treasury Securities Portfolio (000)	Tax-Exempt Portfolio (000)
INSTITUTIONAL CLASS:
Net Assets	$26,005,390	$46,015,555	$473,740
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	26,009,546,338	46,025,965,767	473,798,235
Net Asset Value, Offering and Redemption Price Per Share	$1.000	$1.000	$0.9999
INSTITUTIONAL SELECT CLASS:
Net Assets	$3,114,544	$9,222	$53
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	3,116,673,260	9,226,727	52,523
Net Asset Value, Offering and Redemption Price Per Share	$1.000	$1.000	$0.9999
INVESTOR CLASS:
Net Assets	$69,342	$8,795	$—
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	69,365,342	8,796,745	—
Net Asset Value, Offering and Redemption Price Per Share	$1.000	$1.000	$—
ADMINISTRATIVE CLASS:
Net Assets	$8,553	$88,387	$—
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	8,554,204	88,396,620	—
Net Asset Value, Offering and Redemption Price Per Share	$1.000	$1.000	$—
ADVISORY CLASS:
Net Assets	$413,681	$102,764	$—
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	413,784,342	102,771,396	—
Net Asset Value, Offering and Redemption Price Per Share	$1.000	$1.000	$—
PARTICIPANT CLASS:
Net Assets	$2,342,820	$35,491	$—
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	2,343,287,576	35,500,119	—
Net Asset Value, Offering and Redemption Price Per Share	$1.000	$1.000	$—
CASH MANAGEMENT CLASS:
Net Assets	$4,719	$7,380	$1,294
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	4,717,408	7,384,332	1,294,043
Net Asset Value, Offering and Redemption Price Per Share	$1.000	$1.000	$0.9999
SELECT CLASS:
Net Assets	$53	$53	$—
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	52,795	52,699	—
Net Asset Value, Offering and Redemption Price Per Share	$1.000	$1.000	$—

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2023 Annual Report

October 31, 2023

Statements of Operations

	Money Market Portfolio (000)		Prime Portfolio (000)	Government Portfolio (000)	Government Securities Portfolio (000)
Investment Income:
Interest	$102,543		$853,409	$7,133,600	$279,296
Expenses:
Advisory Fees (Note B)	3,102		25,038	219,740	8,783
Administration Fees (Note C)	1,034		8,346	73,247	2,928
Professional Fees	405		204	153	156
Registration Fees	255		252	348	239
Custodian Fees (Note F)	118		358	2,537	71
Transfer Agency Fees (Note E)	73		257	288	43
Shareholder Reporting Fees	53		26	128	42
Trustees' Fees and Expenses	41		248	2,188	102
Pricing Fees	18		20	19	9
Administration Plan Fees — Wealth S*/Institutional Select Class (Note D)	—	@	10	5,402	—	@
Administration Plan Fees — Investor Class (Note D)	—		—	4,318	—	@
Administration Plan Fees — Administrative Class (Note D)	—		—	471	—	@
Service and Shareholder Administration Plan Fees — Advisory Class (Note D)	—	@	56	3,879	123
Distribution Plan and Shareholder Services Plan Fees — Participant Class (Note D)	—	@	—	12,303	23,859
Distribution Plan and Shareholder Services Plan Fees — Cash Management Class (Note D)	8		2	3	—	@
Distribution Plan and Shareholder Services Plan Fees — Select Class (Note D)	—	@	—	— @	—
Other Expenses	76		194	956	154
Total Expenses	5,183		35,011	325,980	36,509
Waiver of Advisory Fees (Note B)	(1,493)		(1,559)	(69,955)	(815)
Waiver of Distribution Plan and Shareholder Services Plan Fees — Participant Class (Note D)	—		—	—	(11,929)
Net Expenses	3,690		33,452	256,025	23,765
Net Investment Income	98,853		819,957	6,877,575	255,531
Realized Gain (Loss):
Investments Sold	22		184	(8,021)	(268)
Change in Unrealized Appreciation (Depreciation):
Investments	536		3,952	—	—
Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	558		4,136	(8,021)	(268)
Net Increase in Net Assets Resulting from Operations	$99,411		$824,093	$6,869,554	$255,263

*  Institutional Select Class was renamed Wealth S Class for Money Market Portfolio effective January 23, 2023.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2023 Annual Report

October 31, 2023

Statements of Operations

	Treasury Portfolio (000)	Treasury Securities Portfolio (000)	Tax-Exempt Portfolio (000)
Investment Income:
Interest	$1,519,760	$2,026,569	$14,528
Expenses:
Advisory Fees (Note B)	47,533	64,170	705
Administration Fees (Note C)	15,844	21,390	235
Trustees' Fees and Expenses	516	637	13
Custodian Fees (Note F)	504	721	17
Registration Fees	233	248	195
Professional Fees	162	186	150
Transfer Agency Fees (Note E)	111	122	76
Shareholder Reporting Fees	35	63	14
Pricing Fees	9	14	17
Administration Plan Fees — Institutional Select Class (Note D)	2,598	14	— @
Administration Plan Fees — Investor Class (Note D)	112	6	—
Administration Plan Fees — Administrative Class (Note D)	13	76	—
Service and Shareholder Administration Plan Fees — Advisory Class (Note D)	1,062	78	—
Distribution Plan and Shareholder Services Plan Fees — Participant Class (Note D)	11,992	120	—
Distribution Plan and Shareholder Services Plan Fees — Cash Management Class (Note D)	7	11	3
Distribution Plan and Shareholder Services Plan Fees — Select Class (Note D)	— @	— @	—
Other Expenses	330	387	64
Total Expenses	81,061	88,243	1,489
Waiver of Advisory Fees (Note B)	(1,900)	(2,377)	(598)
Waiver of Administration Fees (Note C)	—	—	(45)
Expenses Reimbursed by Adviser (Note B)	—	—	(— @)
Net Expenses	79,161	85,866	846
Net Investment Income	1,440,599	1,940,703	13,682
Realized Loss:
Investments Sold	(475)	(9,043)	—
Change in Unrealized Appreciation (Depreciation):
Investments	—	—	(51)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(475)	(9,043)	(51)
Net Increase in Net Assets Resulting from Operations	$1,440,124	$1,931,660	$13,631

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2023 Annual Report

October 31, 2023

Statements of Changes in Net Assets

	Money Market Portfolio		Prime Portfolio
	Year Ended October 31, 2023 (000)	Year Ended October 31, 2022 (000)	Year Ended October 31, 2023 (000)	Year Ended October 31, 2022 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$98,853	$35,366	$819,957	$147,519
Net Realized Gain (Loss)	22	(11)	184	49
Net Change in Unrealized Appreciation (Depreciation)	536	(722)	3,952	(2,923)
Net Increase in Net Assets Resulting from Operations	99,411	34,633	824,093	144,645
Dividends and Distributions to Shareholders:
Wealth*/Institutional Class	(98,588)	(32,740)	(773,217)	(147,301)
Wealth S**/Institutional Select Class	(3)	(1)	(1,009)	(168)
Advisory Class	(2)	(— @)	(1,125)	(2)
Participant Class	(2)	(— @)	—	—
Cash Management Class	(256)	(72)	(53)	(47)
Select Class	(2)	—	—	—
CastleOak Shares Class++	—	(2,553)	(31,890)	(—	@)
Impact Class	—	—	(12,663)	(1)
Total Dividends and Distributions to Shareholders	(98,853)	(35,366)	(819,957)	(147,519)
Capital Share Transactions:(1)
Wealth*/Institutional Class:
Subscribed	4,507,998	10,297,186	83,864,604	64,364,613
Distributions Reinvested	89,115	25,431	535,479	96,027
Redeemed	(5,656,223)	(10,420,428)	(83,061,400)	(66,579,101)
Wealth S**/Institutional Select Class:
Subscribed	52	1	23,665	19,446
Distributions Reinvested	2	1	1,008	168
Redeemed	(53)	—	(25,301)	(2,575)
Advisory Class:
Subscribed	52	—	216,675	6,539
Distributions Reinvested	2	— @	1,124	2
Redeemed	(52)	—	(159,542)	(8,146)
Participant Class:
Subscribed	52	—	—	—
Distributions Reinvested	2	— @	—	—
Redeemed	(52)	—	—	—
Cash Management Class:
Subscribed	7,186	—	—	—	@
Distributions Reinvested	235	71	48	47
Redeemed	(10,591)	(1,072)	(4,359)	(657)
Select Class:
Subscribed	50 ***	—	—	—
Distributions Reinvested	2 ***	—	—	—
CastleOak Shares Class:++
Subscribed	—	—	1,433,913	50	****
Distributions Reinvested	—	1,917	28,191	—	@****
Redeemed	(102)	(256,918)	(595,785)	—
Impact Class:
Subscribed	—	—	347,699	50	+
Distributions Reinvested	—	—	12,574	—
Redeemed	—	—	(38,700)	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(1,062,325)	(353,811)	2,579,893	(2,103,537)
Total Increase (Decrease) in Net Assets	(1,061,767)	(354,544)	2,584,029	(2,106,411)
Net Assets:
Beginning of Period	3,200,393	3,554,937	14,679,077	16,785,488
End of Period	$2,138,626	$3,200,393	$17,263,106	$14,679,077
The accompanying notes are an integral part of the financial statements.

2023 Annual Report

October 31, 2023

Statements of Changes in Net Assets (cont'd)

	Money Market Portfolio		Prime Portfolio
	Year Ended October 31, 2023 (000)	Year Ended October 31, 2022 (000)	Year Ended October 31, 2023 (000)	Year Ended October 31, 2022 (000)
(1) Capital Share Transactions:
Wealth*/Institutional Class:
Shares Subscribed	4,507,255	10,289,273	83,851,171	64,367,759
Shares Issued on Distributions Reinvested	89,101	25,412	535,395	96,034
Shares Redeemed	(5,652,560)	(10,412,472)	(83,048,244)	(66,581,630)
Net Increase (Decrease) in Wealth*/Institutional Class Shares Outstanding	(1,056,204)	(97,787)	1,338,322	(2,117,837)
Wealth S**/Institutional Select Class:
Shares Subscribed	52	1	23,668	19,452
Shares Issued on Distributions Reinvested	2	1	1,008	168
Shares Redeemed	(53)	—	(25,303)	(2,576)
Net Increase (Decrease) in Wealth S**/Institutional Select Class Shares Outstanding	1	2	(627)	17,044
Advisory Class:
Shares Subscribed	52	—	216,629	6,541
Shares Issued on Distributions Reinvested	2	— @@	1,124	2
Shares Redeemed	(52)	—	(159,505)	(8,150)
Net Increase (Decrease) in Advisory Class Shares Outstanding	2	— @@	58,248	(1,607)
Participant Class:
Shares Subscribed	52	—	—	—
Shares Issued on Distributions Reinvested	2	—	—	—
Shares Redeemed	(52)	—	—	—
Net Increase in Participant Class Shares Outstanding	2	—	—	—
Cash Management Class:
Shares Subscribed	7,186	—	—	—	@@
Shares Issued on Distributions Reinvested	235	71	48	47
Shares Redeemed	(10,586)	(1,072)	(4,358)	(656)
Net Decrease in Cash Management Class Shares Outstanding	(3,165)	(1,001)	(4,310)	(609)
Select Class:
Shares Subscribed	50 ***	—	—	—
Shares Issued on Distributions Reinvested	2 ***	—	—	—
Net Increase in Select Class Shares Outstanding	52	—	—	—
CastleOak Shares Class:++
Shares Subscribed	—	—	1,433,819	50	****
Shares Issued on Distributions Reinvested	—	1,916	28,188	—	@@****
Shares Redeemed	(102)	(256,712)	(595,765)	—
Net Increase (Decrease) in CastleOak Shares Class Shares Outstanding	(102)	(254,796)	866,242	50
Impact Class:
Shares Subscribed	—	—	347,568	50	+
Shares Issued on Distributions Reinvested	—	—	12,572	—
Shares Redeemed	—	—	(38,692)	—
Net Increase in Impact Class Shares Outstanding	—	—	321,448	50

*  Institutional Class was renamed Wealth Class for Money Market Portfolio effective January 23, 2023.

**  Institutional Select Class was renamed Wealth S Class for Money Market Portfolio effective January 23, 2023.

***  For the period January 23, 2023 through October 31, 2023.

****  For the period October 4, 2022 through October 31, 2022.

+  For the period March 29, 2022 through October 31, 2022.

++  CastleOak Shares Class was fully liquidated from Money Market Portfolio effective January 23, 2023.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.

2023 Annual Report

October 31, 2023

Statements of Changes in Net Assets

	Government Portfolio		Government Securities Portfolio
	Year Ended October 31, 2023 (000)	Year Ended October 31, 2022 (000)	Year Ended October 31, 2023 (000)	Year Ended October 31, 2022 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$6,877,575	$1,362,663	$255,531	$66,898
Net Realized Loss	(8,021)	(24,583)	(268)	(1,599)
Net Increase in Net Assets Resulting from Operations	6,869,554	1,338,080	255,263	65,299
Dividends and Distributions to Shareholders:
Institutional Class	(5,852,020)	(1,093,265)	(47,724)	(7,547)
Institutional Select Class	(469,961)	(197,900)	(7)	(— @)
Investor Class	(199,264)	(29,718)	(2)	(— @)
Administrative Class	(14,209)	(2,848)	(2)	(— @)
Advisory Class	(68,986)	(12,114)	(2,182)	(270)
Participant Class	(103,138)	(14,644)	(205,599)	(59,079)
Cash Management Class	(79)	(18)	(15)	(2)
Select Class	(2)	(— @)	—	—
CastleOak Shares Class	(102,319)	(4,076)	—	—
Impact Class	(67,597)	(8,080)	—	—
Total Dividends and Distributions to Shareholders	(6,877,575)	(1,362,663)	(255,531)	(66,898)
Capital Share Transactions:(1)
Institutional Class:
Subscribed	1,032,015,520	1,048,862,415	7,488,193	6,785,824
Distributions Reinvested	2,815,827	434,619	27,577	4,156
Redeemed	(1,015,001,092)	(1,069,597,588)	(7,235,584)	(7,594,384)
Institutional Select Class:
Subscribed	32,778,713	44,186,852	37,500	—
Distributions Reinvested	434,971	191,830	2	— @
Redeemed	(47,420,138)	(47,131,435)	(37,500)	—
Investor Class:
Subscribed	8,954,732	6,731,850	—	—
Distributions Reinvested	100	5	2	— @
Redeemed	(8,146,176)	(4,172,638)	—	—
Administrative Class:
Subscribed	641,397	505,972	—	—
Distributions Reinvested	3,411	491	2	— @
Redeemed	(556,387)	(549,816)	—	—
Advisory Class:
Subscribed	5,889,303	6,237,970	57,520	55,392
Distributions Reinvested	7,837	1,263	2	— @
Redeemed	(5,428,311)	(6,604,719)	(44,981)	(54,206)
Participant Class:
Subscribed	3,713,219	5,801,894	97,063,541	106,789,924
Distributions Reinvested	8	1	205,624	59,079
Redeemed	(3,461,686)	(5,593,376)	(99,744,740)	(115,781,938)
Cash Management Class:
Distributions Reinvested	79	17	15	2
Redeemed	(96)	(2,652)	—	(32)
Select Class:
Distributions Reinvested	2	— @	—	—
CastleOak Shares Class:
Subscribed	27,326,870	1,179,067	—	—
Distributions Reinvested	68,179	3,041	—	—
Redeemed	(25,461,495)	(1,182,223)	—	—
Impact Class:
Subscribed	137,480,871	97,704,923 *	—	—
Distributions Reinvested	37,743	437 *	—	—
Redeemed	(137,503,768)	(96,878,743)*	—	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	9,189,633	(19,870,543)	(2,182,827)	(9,736,183)
Total Increase (Decrease) in Net Assets	9,181,612	(19,895,126)	(2,183,095)	(9,737,782)
Net Assets:
Beginning of Period	134,171,689	154,066,815	7,873,583	17,611,365
End of Period	$143,353,301	$134,171,689	$5,690,488	$7,873,583

The accompanying notes are an integral part of the financial statements.

2023 Annual Report

October 31, 2023

Statements of Changes in Net Assets (cont'd)

	Government Portfolio		Government Securities Portfolio
	Year Ended October 31, 2023 (000)	Year Ended October 31, 2022 (000)	Year Ended October 31, 2023 (000)	Year Ended October 31, 2022 (000)
(1) Capital Share Transactions:
Institutional Class:
Shares Subscribed	1,032,015,520	1,048,862,415	7,488,193	6,785,824
Shares Issued on Distributions Reinvested	2,815,827	434,619	27,577	4,156
Shares Redeemed	(1,015,001,092)	(1,069,597,588)	(7,235,584)	(7,594,384)
Net Increase (Decrease) in Institutional Class Shares Outstanding	19,830,255	(20,300,554)	280,186	(804,404)
Institutional Select Class:
Shares Subscribed	32,778,713	44,186,852	37,500	—
Shares Issued on Distributions Reinvested	434,971	191,830	2	—	@@
Shares Redeemed	(47,420,138)	(47,131,435)	(37,500)	—
Net Increase (Decrease) in Institutional Select Class Shares Outstanding	(14,206,454)	(2,752,753)	2	—	@@
Investor Class:
Shares Subscribed	8,954,732	6,731,850	—	—
Shares Issued on Distributions Reinvested	100	5	2	—	@@
Shares Redeemed	(8,146,176)	(4,172,638)	—	—
Net Increase in Investor Class Shares Outstanding	808,656	2,559,217	2	—	@@
Administrative Class:
Shares Subscribed	641,397	505,972	—	—
Shares Issued on Distributions Reinvested	3,411	491	2	—	@@
Shares Redeemed	(556,387)	(549,816)	—	—
Net Increase (Decrease) in Administrative Class Shares Outstanding	88,421	(43,353)	2	—	@@
Advisory Class:
Shares Subscribed	5,889,303	6,237,970	57,520	55,392
Shares Issued on Distributions Reinvested	7,837	1,263	2	—	@@
Shares Redeemed	(5,428,311)	(6,604,719)	(44,981)	(54,206)
Net Increase (Decrease) in Advisory Class Shares Outstanding	468,829	(365,486)	12,541	1,186
Participant Class:
Shares Subscribed	3,713,219	5,801,894	97,063,541	106,789,924
Shares Issued on Distributions Reinvested	8	1	205,624	59,079
Shares Redeemed	(3,461,686)	(5,593,376)	(99,744,740)	(115,781,938)
Net Increase (Decrease) in Participant Class Shares Outstanding	251,541	208,519	(2,475,575)	(8,932,935)
Cash Management Class:
Shares Issued on Distributions Reinvested	79	17	15	2
Shares Redeemed	(96)	(2,652)	—	(32)
Net Increase (Decrease) in Cash Management Class Shares Outstanding	(17)	(2,635)	15	(30)
Select Class:
Shares Issued on Distributions Reinvested	2	— @@	—	—
Castleoak Shares Class:
Shares Subscribed	27,326,870	1,179,067	—	—
Shares Issued on Distributions Reinvested	68,179	3,041	—	—
Shares Redeemed	(25,461,495)	(1,182,223)	—	—
Net Increase (Decrease) in Castleoak Shares Class Shares Outstanding	1,933,554	(115)	—	—
Impact Class:
Shares Subscribed	137,480,871	97,704,923 *	—	—
Shares Issued on Distributions Reinvested	37,743	437 *	—	—
Shares Redeemed	(137,503,768)	(96,878,743)*	—	—
Net Increase in Impact Class Shares Outstanding	14,846	826,617 *	—	—

*  For the period March 29, 2022 through October 31, 2022.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.

2023 Annual Report

October 31, 2023

Statements of Changes in Net Assets

	Treasury Portfolio		Treasury Securities Portfolio
	Year Ended October 31, 2023 (000)	Year Ended October 31, 2022 (000)	Year Ended October 31, 2023 (000)	Year Ended October 31, 2022 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,440,599	$321,802	$1,940,703	$389,237
Net Realized Loss	(475)	(6,144)	(9,043)	(1,058)
Net Increase in Net Assets Resulting from Operations	1,440,124	315,658	1,931,660	388,179
Dividends and Distributions to Shareholders:
Institutional Class	(1,092,375)	(209,714)	(1,934,215)	(385,736)
Institutional Select Class	(225,906)	(93,497)	(1,169)	(3,108)
Investor Class	(5,016)	(917)	(297)	(— @)
Administrative Class	(388)	(65)	(2,303)	(121)
Advisory Class	(18,560)	(3,694)	(1,343)	(206)
Participant Class	(98,141)	(13,830)	(1,048)	(1)
Cash Management Class	(211)	(85)	(326)	(65)
Select Class	(2)	(— @)	(2)	(— @)
Total Dividends and Distributions to Shareholders	(1,440,599)	(321,802)	(1,940,703)	(389,237)
Capital Share Transactions:(1)
Institutional Class:
Subscribed	156,199,335	178,322,570	174,816,403	176,554,124
Distributions Reinvested	569,060	104,531	1,335,835	240,240
Redeemed	(153,031,489)	(177,622,937)	(174,362,185)	(185,074,381)
Institutional Select Class:
Subscribed	6,618,308	12,079,591	243,375	172,182
Distributions Reinvested	225,922	93,497	140	2,398
Redeemed	(12,339,698)	(18,439,743)	(260,060)	(1,201,614)
Investor Class:
Subscribed	671,488	931,890	13,050	—
Distributions Reinvested	332	79	297	— @
Redeemed	(691,937)	(869,200)	(4,602)	—
Administrative Class:
Subscribed	13,540	12,401	133,573	13,142
Distributions Reinvested	181	24	2	— @
Redeemed	(13,236)	(7,651)	(61,863)	(15,425)
Advisory Class:
Subscribed	2,168,998	2,648,218	354,441	883,720
Distributions Reinvested	3,115	555	1,114	143
Redeemed	(2,237,697)	(2,680,983)	(287,471)	(888,137)
Participant Class:
Subscribed	3,967,937	5,549,388	37,835	404
Distributions Reinvested	80	— @	8	1
Redeemed	(4,412,395)	(5,760,557)	(2,628)	(379)
Cash Management Class:
Subscribed	—	— @	—	— @
Distributions Reinvested	211	78	326	65
Redeemed	(292)	(12,688)	(1,422)	(1,508)
Select Class:
Distributions Reinvested	2	— @	2	— @
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(2,288,235)	(5,650,937)	1,956,170	(9,315,025)
Total Increase (Decrease) in Net Assets	(2,288,710)	(5,657,081)	1,947,127	(9,316,083)
Net Assets:
Beginning of Period	34,247,812	39,904,893	44,320,520	53,636,603
End of Period	$31,959,102	$34,247,812	$46,267,647	$44,320,520

The accompanying notes are an integral part of the financial statements.

2023 Annual Report

October 31, 2023

Statements of Changes in Net Assets (cont'd)

	Treasury Portfolio		Treasury Securities Portfolio
	Year Ended October 31, 2023 (000)	Year Ended October 31, 2022 (000)	Year Ended October 31, 2023 (000)	Year Ended October 31, 2022 (000)
(1) Capital Share Transactions:
Institutional Class:
Shares Subscribed	156,199,335	178,322,570	174,816,403	176,554,124
Shares Issued on Distributions Reinvested	569,060	104,531	1,335,835	240,240
Shares Redeemed	(153,031,489)	(177,622,937)	(174,362,185)	(185,074,381)
Net Increase (Decrease) in Institutional Class Shares Outstanding	3,736,906	804,164	1,790,053	(8,280,017)
Institutional Select Class:
Shares Subscribed	6,618,308	12,079,591	243,375	172,182
Shares Issued on Distributions Reinvested	225,922	93,497	140	2,398
Shares Redeemed	(12,339,698)	(18,439,743)	(260,060)	(1,201,614)
Net Decrease in Institutional Select Class Shares Outstanding	(5,495,468)	(6,266,655)	(16,545)	(1,027,034)
Investor Class:
Shares Subscribed	671,488	931,890	13,050	—
Shares Issued on Distributions Reinvested	332	79	297	— @@
Shares Redeemed	(691,937)	(869,200)	(4,602)	—
Net Increase (Decrease) in Investor Class Shares Outstanding	(20,117)	62,769	8,745	— @@
Administrative Class:
Shares Subscribed	13,540	12,401	133,573	13,142
Shares Issued on Distributions Reinvested	181	24	2	— @@
Shares Redeemed	(13,236)	(7,651)	(61,863)	(15,425)
Net Increase (Decrease) in Administrative Class Shares Outstanding	485	4,774	71,712	(2,283)
Advisory Class:
Shares Subscribed	2,168,998	2,648,218	354,441	883,720
Shares Issued on Distributions Reinvested	3,115	555	1,114	143
Shares Redeemed	(2,237,697)	(2,680,983)	(287,471)	(888,137)
Net Increase (Decrease) in Advisory Class Shares Outstanding	(65,584)	(32,210)	68,084	(4,274)
Participant Class:
Shares Subscribed	3,967,937	5,549,388	37,835	404
Shares Issued on Distributions Reinvested	80	— @@	8	1
Shares Redeemed	(4,412,395)	(5,760,557)	(2,628)	(379)
Net Increase (Decrease) in Participant Class Shares Outstanding	(444,378)	(211,169)	35,215	26
Cash Management Class:
Shares Subscribed	—	— @@	—	— @@
Shares Issued on Distributions Reinvested	211	78	326	65
Shares Redeemed	(292)	(12,688)	(1,422)	(1,508)
Net Decrease in Cash Management Class Shares Outstanding	(81)	(12,610)	(1,096)	(1,443)
Select Class:
Shares Issued on Distributions Reinvested	2	— @@	2	— @@

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.

2023 Annual Report

October 31, 2023

Statements of Changes in Net Assets

	Tax-Exempt Portfolio
	Year Ended October 31, 2023 (000)	Year Ended October 31, 2022 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$13,682	$2,203
Net Realized Loss	—	(2)
Net Change in Unrealized Appreciation (Depreciation)	(51)	3
Net Increase in Net Assets Resulting from Operations	13,631	2,204
Dividends and Distributions to Shareholders:
Institutional Class	(13,627)	(2,185)
Institutional Select Class	(1)	(— @)
Cash Management Class	(54)	(18)
Total Dividends and Distributions to Shareholders	(13,682)	(2,203)
Capital Share Transactions:(1)
Institutional Class:
Subscribed	1,248,954	761,997
Distributions Reinvested	12,611	1,811
Redeemed	(1,251,995)	(547,315)
Institutional Select Class:
Distributions Reinvested	1	— @
Cash Management Class:
Subscribed	—	— @
Distributions Reinvested	52	18
Redeemed	(2,204)	(1,241)
Net Increase in Net Assets Resulting from Capital Share Transactions	7,419	215,270
Total Increase in Net Assets	7,368	215,271
Net Assets:
Beginning of Period	467,719	252,448
End of Period	$475,087	$467,719
(1) Capital Share Transactions:
Institutional Class:
Shares Subscribed	1,249,043	762,014
Shares Issued on Distributions Reinvested	12,612	1,811
Shares Redeemed	(1,252,062)	(547,324)
Net Increase in Institutional Class Shares Outstanding	9,593	216,501
Institutional Select Class:
Shares Issued on Distributions Reinvested	1	— @@
Cash Management Class:
Shares Subscribed	—	— @@
Shares Issued on Distributions Reinvested	52	18
Shares Redeemed	(2,204)	(1,241)
Net Decrease in Cash Management Class Shares Outstanding	(2,152)	(1,223)

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.

(This Page has been left blank intentionally.)

2023 Annual Report

October 31, 2023

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income		Net Asset Value, End of Period	Total Return
Money Market Portfolio:
Wealth Class*
Year Ended 10/31/23	$1.001	$0.048	(1)	$0.000	(2)	$(0.049)		$1.000	4.89%
Year Ended 10/31/22	1.0009	0.0099	(1)	0.0002	(2)	(0.0103)		1.0007	1.01%
Year Ended 10/31/21	1.0010	0.0006	(1)	(0.0001	)(2)	(0.0006)		1.0009	0.05%
Year Ended 10/31/20	1.0008	0.0087	(1)	0.0005		(0.0090)		1.0010	0.92%
Year Ended 10/31/19	1.0004	0.0239	(1)	0.0005		(0.0240)		1.0008	2.46%
Wealth S Class**
Year Ended 10/31/23	$1.001	$0.047	(1)	$0.000	(2)	$(0.048)		$1.000	4.85%
Year Ended 10/31/22	1.0007	0.0096	(1)	0.0001	(2)	(0.0099)		1.0005	0.98%
Year Ended 10/31/21	1.0008	0.0004	(1)(2)	(0.0001	)(2)	(0.0004	)(2)	1.0007	0.03%
Year Ended 10/31/20	1.0006	0.0082	(1)	0.0005		(0.0085)		1.0008	0.87%
Year Ended 10/31/19	1.0002	0.0233	(1)	0.0006		(0.0235)		1.0006	2.41%
Advisory Class
Year Ended 10/31/23	$1.001	$0.045	(1)	$0.000	(2)	$(0.046)		$1.000	4.60%
Year Ended 10/31/22	1.0011	0.0083	(1)	0.0002	(2)	(0.0087)		1.0009	0.85%
Year Ended 10/31/21	1.0012	0.0003	(1)(2)	(0.0001	)(2)	(0.0003	)(2)	1.0011	0.02%
Year Ended 10/31/20	1.0010	0.0065	(1)	0.0005		(0.0068)		1.0012	0.70%
Year Ended 10/31/19	1.0007	0.0213	(1)	0.0005		(0.0215)		1.0010	2.20%
Participant Class
Year Ended 10/31/23	$1.001	$0.043	(1)	$0.000	(2)	$(0.044)		$1.000	4.39%
Year Ended 10/31/22	1.0007	0.0070	(1)	0.0002	(2)	(0.0074)		1.0005	0.72%
Year Ended 10/31/21	1.0008	0.0003	(1)(2)	(0.0001	)(2)	(0.0003	)(2)	1.0007	0.02%
Year Ended 10/31/20	1.0006	0.0049	(1)	0.0005		(0.0052)		1.0008	0.54%
Year Ended 10/31/19	1.0003	0.0188	(1)	0.0005		(0.0190)		1.0006	1.94%
Cash Management Class
Year Ended 10/31/23	$1.001	$0.046	(1)	$0.000	(2)	$(0.047)		$1.000	4.75%
Year Ended 10/31/22	1.0007	0.0090	(1)	0.0001	(2)	(0.0093)		1.0005	0.91%
Year Ended 10/31/21	1.0007	0.0003	(1)(2)	0.0000	(2)	(0.0003	)(2)	1.0007	0.03%
Year Ended 10/31/20	1.0005	0.0073	(1)	0.0004	(2)	(0.0075)		1.0007	0.78%
Year Ended 10/31/19	1.0002	0.0223	(1)	0.0005		(0.0225)		1.0005	2.30%
Select Class
For the Period Ended 10/31/23(4)	$1.000	$0.042	(1)	$(0.009)		$(0.033)		$1.000	3.37	%(5)

The accompanying notes are an integral part of the financial statements.

2023 Annual Report

October 31, 2023

Financial Highlights (cont'd)

	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expenses		Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)		Ratio of Net Investment Income to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers/ Reimbursement)
Money Market Portfolio:
Wealth Class*
Year Ended 10/31/23	$2,134,251	0.18%		N/A		0.25%		4.78%		4.71%
Year Ended 10/31/22	3,192,797	0.16%		N/A		0.22%		0.99%		0.93%
Year Ended 10/31/21	3,291,307	0.14%		N/A		0.22%		0.06%		(0.02)%
Year Ended 10/31/20	4,142,846	0.13%		N/A		0.22%		0.87%		0.78%
Year Ended 10/31/19	3,345,665	0.16%		0.16%		0.22%		2.38%		2.32%
Wealth S Class**
Year Ended 10/31/23	$54	0.23	%(3)	N/A		0.30%		4.73%		4.66%
Year Ended 10/31/22	53	0.19	%(3)	N/A		0.27%		0.96%		0.88%
Year Ended 10/31/21	51	0.16	%(3)	N/A		0.27%		0.04%		(0.07)%
Year Ended 10/31/20	51	0.18	%(3)	N/A		0.27%		0.82%		0.73%
Year Ended 10/31/19	51	0.21	%(3)	0.21	%(3)	0.27%		2.33%		2.27%
Advisory Class
Year Ended 10/31/23	$54	0.43	%(3)	N/A		0.50%		4.53%		4.46%
Year Ended 10/31/22	52	0.32	%(3)	N/A		0.47%		0.83%		0.68%
Year Ended 10/31/21	51	0.17	%(3)	N/A		0.47%		0.03%		(0.27)%
Year Ended 10/31/20	51	0.36	%(3)	N/A		0.47%		0.65%		0.54%
Year Ended 10/31/19	51	0.41	%(3)	0.41	%(3)	0.47%		2.13%		2.07%
Participant Class
Year Ended 10/31/23	$54	0.68	%(3)	N/A		0.75%		4.28%		4.21%
Year Ended 10/31/22	51	0.45	%(3)	N/A		0.72%		0.70%		0.43%
Year Ended 10/31/21	51	0.17	%(3)	N/A		0.72%		0.03%		(0.52)%
Year Ended 10/31/20	51	0.52	%(3)	N/A		0.72%		0.49%		0.29%
Year Ended 10/31/19	51	0.66	%(3)	0.66	%(3)	0.72%		1.88%		1.82%
Cash Management Class
Year Ended 10/31/23	$4,161	0.33	%(3)	N/A		0.40%		4.63%		4.56%
Year Ended 10/31/22	7,338	0.25	%(3)	N/A		0.37%		0.90%		0.78%
Year Ended 10/31/21	8,341	0.17	%(3)	N/A		0.37%		0.03%		(0.17)%
Year Ended 10/31/20	8,784	0.28	%(3)	N/A		0.37%		0.72%		0.63%
Year Ended 10/31/19	11,789	0.31	%(3)	0.31	%(3)	0.37%		2.23%		2.17%
Select Class
For the Period Ended 10/31/23(4)	$52	0.98	%(3)(6)	N/A		1.05	%(6)	5.44	%(6)	5.37	%(6)

The accompanying notes are an integral part of the financial statements.

2023 Annual Report

October 31, 2023

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income		Net Asset Value, End of Period	Total Return
Prime Portfolio:
Institutional Class
Year Ended 10/31/23	$0.9999	$0.0491	(1)	$0.0001	(2)	$(0.0489)		$1.0002	5.02%
Year Ended 10/31/22	1.0001	0.0104	(1)	(0.0002	)(2)	(0.0104)		0.9999	1.02%
Year Ended 10/31/21	1.0001	0.0007	(1)	0.0000	(2)	(0.0007)		1.0001	0.07%
Year Ended 10/31/20	1.0008	0.0081	(1)	0.0001	(2)	(0.0089)		1.0001	0.83%
Year Ended 10/31/19	1.0005	0.0240	(1)	0.0002	(2)	(0.0239)		1.0008	2.45%
Institutional Select Class
Year Ended 10/31/23	$0.9996	$0.0486	(1)	$0.0001	(2)	$(0.0484)		$0.9999	4.97%
Year Ended 10/31/22	0.9998	0.0100	(1)	(0.0001	)(2)	(0.0101)		0.9996	0.99%
Year Ended 10/31/21	0.9998	0.0004	(1)(2)	0.0001	(2)	(0.0005)		0.9998	0.05%
Year Ended 10/31/20	1.0006	0.0076	(1)	0.0001	(2)	(0.0085)		0.9998	0.77%
Year Ended 10/31/19	1.0003	0.0233	(1)	0.0004	(2)	(0.0234)		1.0006	2.40%
Advisory Class
Year Ended 10/31/23	$1.0000	$0.0466	(1)	$0.0000	(2)	$(0.0464)		$1.0002	4.76%
Year Ended 10/31/22	0.9998	0.0096	(1)	(0.0006	)(2)	(0.0088)		1.0000	0.90%
Year Ended 10/31/21	0.9997	0.0005	(1)	0.0000	(2)	(0.0004	)(2)	0.9998	0.05%
Year Ended 10/31/20	1.0003	0.0058	(1)	0.0003	(2)	(0.0067)		0.9997	0.61%
Year Ended 10/31/19	1.0000	0.0213	(1)	0.0004	(2)	(0.0214)		1.0003	2.19%
Cash Management Class
Year Ended 10/31/23	$0.9998	$0.0476	(1)	$(0.0001	)(2)	$(0.0474)		$0.9999	4.85%
Year Ended 10/31/22	1.0000	0.0095	(1)	(0.0003	)(2)	(0.0094)		0.9998	0.93%
Year Ended 10/31/21	1.0000	0.0004	(1)(2)	0.0000	(2)	(0.0004	)(2)	1.0000	0.04%
Year Ended 10/31/20	1.0005	0.0066	(1)	0.0004	(2)	(0.0075)		1.0000	0.70%
Year Ended 10/31/19	1.0003	0.0223	(1)	0.0003	(2)	(0.0224)		1.0005	2.29%
CastleOak Shares Class
Year Ended 10/31/23	$0.9999	$0.0491	(1)	$0.0001	(2)	$(0.0489)		$1.0002	5.01%
For the Period Ended 10/31/22(7)	1.0000	0.0025	(1)	(0.0002	)(2)	(0.0024)		0.9999	0.24	%(5)
Impact Class
Year Ended 10/31/23	$0.9999	$0.0491	(1)	$0.0001	(2)	$(0.0489)		$1.0002	5.02%
For the Period Ended 10/31/22(8)	0.9997	0.0105	(1)	(0.0003	)(2)	(0.0100)		0.9999	1.03	%(5)

The accompanying notes are an integral part of the financial statements.

2023 Annual Report

October 31, 2023

Financial Highlights (cont'd)

	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)		Ratio of Net Investment Income to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers/ Reimbursement)
Prime Portfolio:
Institutional Class
Year Ended 10/31/23	$15,994,223	0.20%		0.21%		4.91%		4.90%
Year Ended 10/31/22	14,651,432	0.15%		0.21%		1.05%		0.99%
Year Ended 10/31/21	16,772,763	0.14%		0.21%		0.06%		(0.01)%
Year Ended 10/31/20	20,230,517	0.13%		0.21%		0.81%		0.73%
Year Ended 10/31/19	12,521,950	0.16%		0.21%		2.38%		2.33%
Institutional Select Class
Year Ended 10/31/23	$22,140	0.25	%(3)	0.26%		4.86%		4.85%
Year Ended 10/31/22	22,760	0.19	%(3)	0.26%		1.01%		0.94%
Year Ended 10/31/21	5,723	0.16	%(3)	0.26%		0.04%		(0.06)%
Year Ended 10/31/20	24,041	0.18	%(3)	0.26%		0.76%		0.68%
Year Ended 10/31/19	12,203	0.21	%(3)	0.26%		2.33%		2.28%
Advisory Class
Year Ended 10/31/23	$58,315	0.45	%(3)	0.46%		4.66%		4.65%
Year Ended 10/31/22	52	0.24	%(3)	0.46%		0.96%		0.74%
Year Ended 10/31/21	1,659	0.14	%(3)	0.46%		0.06%		(0.26)%
Year Ended 10/31/20	51	0.36	%(3)	0.46%		0.59%		0.49%
Year Ended 10/31/19	51	0.41	%(3)	0.46%		2.13%		2.08%
Cash Management Class
Year Ended 10/31/23	$424	0.35	%(3)	0.36%		4.76%		4.75%
Year Ended 10/31/22	4,733	0.25	%(3)	0.36%		0.95%		0.84%
Year Ended 10/31/21	5,343	0.16	%(3)	0.36%		0.04%		(0.16)%
Year Ended 10/31/20	5,573	0.28	%(3)	0.36%		0.66%		0.58%
Year Ended 10/31/19	13,537	0.31	%(3)	0.36%		2.23%		2.18%
CastleOak Shares Class
Year Ended 10/31/23	$866,430	0.20%		0.21%		4.91%		4.90%
For the Period Ended 10/31/22(7)	50	0.15	%(6)	0.21	%(6)	1.05	%(6)	0.99	%(6)
Impact Class
Year Ended 10/31/23	$321,574	0.20%		0.21%		4.91%		4.90%
For the Period Ended 10/31/22(8)	50	0.15	%(6)	0.21	%(6)	1.05	%(6)	0.99	%(6)

The accompanying notes are an integral part of the financial statements.

2023 Annual Report

October 31, 2023

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income		Net Asset Value, End of Period	Total Return
Government Portfolio:
Institutional Class
Year Ended 10/31/23	$1.000	$0.047	(1)	$0.000	(2)	$(0.047)		$1.000	4.77%
Year Ended 10/31/22	1.000	0.009	(1)	0.000	(2)	(0.009)		1.000	0.93%
Year Ended 10/31/21	1.000	0.000	(1)(2)	0.000	(2)	(0.000	)(2)	1.000	0.03%
Year Ended 10/31/20	1.000	0.005	(1)	0.001		(0.006)		1.000	0.61%
Year Ended 10/31/19	1.000	0.022	(1)	0.000	(2)	(0.022)		1.000	2.20%
Institutional Select Class
Year Ended 10/31/23	$1.000	$0.047	(1)	$(0.001)		$(0.046)		$1.000	4.72%
Year Ended 10/31/22	1.000	0.009	(1)	0.000	(2)	(0.009)		1.000	0.89%
Year Ended 10/31/21	1.000	0.000	(1)(2)	0.000	(2)	(0.000	)(2)	1.000	0.03%
Year Ended 10/31/20	1.000	0.005	(1)	0.001		(0.006)		1.000	0.57%
Year Ended 10/31/19	1.000	0.021	(1)	0.000	(2)	(0.021)		1.000	2.15%
Investor Class
Year Ended 10/31/23	$1.000	$0.046	(1)	$0.000	(2)	$(0.046)		$1.000	4.67%
Year Ended 10/31/22	1.000	0.008	(1)	0.001		(0.009)		1.000	0.86%
Year Ended 10/31/21	1.000	0.000	(1)(2)	0.000	(2)	(0.000	)(2)	1.000	0.03%
Year Ended 10/31/20	1.000	0.004	(1)	0.001		(0.005)		1.000	0.55%
Year Ended 10/31/19	1.000	0.021	(1)	0.000	(2)	(0.021)		1.000	2.10%
Administrative Class
Year Ended 10/31/23	$1.000	$0.046	(1)	$(0.001)		$(0.045)		$1.000	4.61%
Year Ended 10/31/22	1.000	0.008	(1)	0.000	(2)	(0.008)		1.000	0.83%
Year Ended 10/31/21	1.000	0.000	(1)(2)	0.000	(2)	(0.000	)(2)	1.000	0.03%
Year Ended 10/31/20	1.000	0.004	(1)	0.001		(0.005)		1.000	0.52%
Year Ended 10/31/19	1.000	0.020	(1)	0.000	(2)	(0.020)		1.000	2.05%
Advisory Class
Year Ended 10/31/23	$1.000	$0.045	(1)	$(0.001)		$(0.044)		$1.000	4.51%
Year Ended 10/31/22	1.000	0.008	(1)	0.000	(2)	(0.008)		1.000	0.77%
Year Ended 10/31/21	1.000	0.000	(1)(2)	0.000	(2)	(0.000	)(2)	1.000	0.03%
Year Ended 10/31/20	1.000	0.004	(1)	0.001		(0.005)		1.000	0.47%
Year Ended 10/31/19	1.000	0.019	(1)	0.000	(2)	(0.019)		1.000	1.95%
Participant Class
Year Ended 10/31/23	$1.000	$0.042	(1)	$0.000	(2)	$(0.042)		$1.000	4.25%
Year Ended 10/31/22	1.000	0.006	(1)	0.000	(2)	(0.006)		1.000	0.65%
Year Ended 10/31/21	1.000	0.000	(1)(2)	0.000	(2)	(0.000	)(2)	1.000	0.03%
Year Ended 10/31/20	1.000	0.003	(1)	0.001		(0.004)		1.000	0.38%
Year Ended 10/31/19	1.000	0.017	(1)	0.000	(2)	(0.017)		1.000	1.69%
Cash Management Class
Year Ended 10/31/23	$1.000	$0.046	(1)	$(0.001)		$(0.045)		$1.000	4.61%
Year Ended 10/31/22	1.000	0.008	(1)	0.000	(2)	(0.008)		1.000	0.83%
Year Ended 10/31/21	1.000	0.000	(1)(2)	0.000	(2)	(0.000	)(2)	1.000	0.03%
Year Ended 10/31/20	1.000	0.004	(1)	0.001		(0.005)		1.000	0.52%
Year Ended 10/31/19	1.000	0.020	(1)	0.000	(2)	(0.020)		1.000	2.05%
Select Class
Year Ended 10/31/23	$1.000	$0.039	(1)	$0.000	(2)	$(0.039)		$1.000	3.94%
Year Ended 10/31/22	1.000	0.005	(1)	0.000	(2)	(0.005)		1.000	0.52%
Year Ended 10/31/21	1.000	0.000	(1)(2)	0.000	(2)	(0.000	)(2)	1.000	0.03%
Year Ended 10/31/20	1.000	0.001	(1)	0.002		(0.003)		1.000	0.26%
Year Ended 10/31/19	1.000	0.014	(1)	0.000	(2)	(0.014)		1.000	1.39%
Castleoak Shares Class
Year Ended 10/31/23	$1.000	$0.047	(1)	$0.000	(2)	$(0.047)		$1.000	4.77%
Year Ended 10/31/22	1.000	0.009	(1)	0.000	(2)	(0.009)		1.000	0.93%
For the Period Ended 10/31/21(9)	1.000	0.000	(1)(2)	(0.000	)(2)	(0.000	)(2)	1.000	0.01	%(5)
Impact Class
Year Ended 10/31/23	$1.000	$0.047	(1)	$0.000	(2)	$(0.047)		$1.000	4.77%
For the Period Ended 10/31/22(8)	1.000	0.009	(1)	0.000	(2)	(0.009)		1.000	0.91	%(5)
The accompanying notes are an integral part of the financial statements.

2023 Annual Report

October 31, 2023

Financial Highlights (cont'd)

	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expenses		Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)		Ratio of Net Investment Income to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers/ Reimbursement)
Government Portfolio:
Institutional Class
Year Ended 10/31/23	$124,946,773	0.16%		N/A		0.21%		4.72%		4.67%
Year Ended 10/31/22	105,123,361	0.12%		N/A		0.21%		0.92%		0.83%
Year Ended 10/31/21	125,443,478	0.07%		N/A		0.21%		0.02%		(0.12)%
Year Ended 10/31/20	75,357,703	0.17%		0.17%		0.21%		0.48%		0.44%
Year Ended 10/31/19	57,870,416	0.17%		0.17%		0.21%		2.17%		2.13%
Institutional Select Class
Year Ended 10/31/23	$5,615,525	0.21	%(3)	N/A		0.26%		4.67%		4.62%
Year Ended 10/31/22	19,822,512	0.15	%(3)	N/A		0.26%		0.89%		0.78%
Year Ended 10/31/21	22,579,049	0.07	%(3)	N/A		0.26%		0.02%		(0.17)%
Year Ended 10/31/20	10,462,967	0.20	%(3)	0.20	%(3)	0.26%		0.45%		0.39%
Year Ended 10/31/19	350,876	0.22	%(3)	0.22	%(3)	0.26%		2.12%		2.08%
Investor Class
Year Ended 10/31/23	$4,800,726	0.26	%(3)	N/A		0.31%		4.62%		4.57%
Year Ended 10/31/22	3,992,292	0.19	%(3)	N/A		0.31%		0.85%		0.73%
Year Ended 10/31/21	1,433,481	0.07	%(3)	N/A		0.31%		0.02%		(0.22)%
Year Ended 10/31/20	1,509,475	0.25	%(3)	0.25	%(3)	0.31%		0.40%		0.34%
Year Ended 10/31/19	3,447,615	0.27	%(3)	0.27	%(3)	0.31%		2.07%		2.03%
Administrative Class
Year Ended 10/31/23	$402,547	0.31	%(3)	N/A		0.36%		4.57%		4.52%
Year Ended 10/31/22	314,143	0.21	%(3)	N/A		0.36%		0.83%		0.68%
Year Ended 10/31/21	357,558	0.07	%(3)	N/A		0.36%		0.02%		(0.27)%
Year Ended 10/31/20	161,405	0.26	%(3)	0.26	%(3)	0.36%		0.39%		0.29%
Year Ended 10/31/19	186,966	0.32	%(3)	0.32	%(3)	0.36%		2.02%		1.98%
Advisory Class
Year Ended 10/31/23	$1,897,168	0.41	%(3)	N/A		0.46%		4.47%		4.42%
Year Ended 10/31/22	1,428,422	0.27	%(3)	N/A		0.46%		0.77%		0.58%
Year Ended 10/31/21	1,794,163	0.07	%(3)	N/A		0.46%		0.02%		(0.37)%
Year Ended 10/31/20	1,143,921	0.30	%(3)	0.30	%(3)	0.46%		0.35%		0.19%
Year Ended 10/31/19	962,234	0.42	%(3)	0.42	%(3)	0.46%		1.92%		1.88%
Participant Class
Year Ended 10/31/23	$2,542,447	0.66	%(3)	N/A		0.71%		4.22%		4.17%
Year Ended 10/31/22	2,291,041	0.40	%(3)	N/A		0.71%		0.64%		0.33%
Year Ended 10/31/21	2,082,873	0.07	%(3)	N/A		0.71%		0.02%		(0.62)%
Year Ended 10/31/20	1,671,051	0.36	%(3)	0.36	%(3)	0.71%		0.29%		(0.06)%
Year Ended 10/31/19	942,575	0.67	%(3)	0.67	%(3)	0.71%		1.67%		1.63%
Cash Management Class
Year Ended 10/31/23	$1,745	0.31	%(3)	N/A		0.36%		4.57%		4.52%
Year Ended 10/31/22	1,761	0.20	%(3)	N/A		0.36%		0.84%		0.68%
Year Ended 10/31/21	4,397	0.07	%(3)	N/A		0.36%		0.02%		(0.27)%
Year Ended 10/31/20	4,704	0.26	%(3)	0.26	%(3)	0.36%		0.39%		0.29%
Year Ended 10/31/19	4,914	0.32	%(3)	0.32	%(3)	0.36%		2.02%		1.98%
Select Class
Year Ended 10/31/23	$53	0.96	%(3)	N/A		1.01%		3.92%		3.87%
Year Ended 10/31/22	51	0.53	%(3)	N/A		1.01%		0.51%		0.03%
Year Ended 10/31/21	51	0.07	%(3)	N/A		1.01%		0.02%		(0.92)%
Year Ended 10/31/20	51	0.51	%(3)	0.51	%(3)	1.01%		0.14%		(0.36)%
Year Ended 10/31/19	50	0.97	%(3)	0.97	%(3)	1.01%		1.37%		1.33%
Castleoak Shares Class
Year Ended 10/31/23	$2,305,053	0.16%		N/A		0.21%		4.72%		4.67%
Year Ended 10/31/22	371,597	0.12%		N/A		0.21%		0.92%		0.83%
For the Period Ended 10/31/21(9)	371,765	0.07	%(6)	N/A		0.21	%(6)	0.02	%(6)	(0.12	)%(6)
Impact Class
Year Ended 10/31/23	$841,264	0.16%		N/A		0.21%		4.72%		4.67%
For the Period Ended 10/31/22(8)	826,509	0.12	%(6)	N/A		0.21	%(6)	0.92	%(6)	0.83	%(6)

The accompanying notes are an integral part of the financial statements.

2023 Annual Report

October 31, 2023

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income		Net Asset Value, End of Period	Total Return
Government Securities Portfolio:
Institutional Class
Year Ended 10/31/23	$1.000	$0.046	(1)	$0.000	(2)	$(0.046)		$1.000	4.71%
Year Ended 10/31/22	1.000	0.007	(1)	0.001		(0.008)		1.000	0.83%
Year Ended 10/31/21	1.000	0.000	(1)(2)	0.000	(2)	(0.000	)(2)	1.000	0.01%
Year Ended 10/31/20	1.000	0.005	(1)	0.001		(0.006)		1.000	0.61%
Year Ended 10/31/19	1.000	0.021	(1)	0.000	(2)	(0.021)		1.000	2.14%
Institutional Select Class
Year Ended 10/31/23	$1.000	$0.045	(1)	$0.001		$(0.046)		$1.000	4.66%
Year Ended 10/31/22	1.000	0.006	(1)	0.002		(0.008)		1.000	0.80%
Year Ended 10/31/21	1.000	0.000	(1)(2)	(0.000	)(2)	(0.000	)(2)	1.000	0.01%
Year Ended 10/31/20	1.000	0.004	(1)	0.002		(0.006)		1.000	0.58%
Year Ended 10/31/19	1.000	0.021	(1)	0.000	(2)	(0.021)		1.000	2.08%
Investor Class
Year Ended 10/31/23	$1.000	$0.045	(1)	$0.000	(2)	$(0.045)		$1.000	4.61%
Year Ended 10/31/22	1.000	0.006	(1)	0.002		(0.008)		1.000	0.77%
Year Ended 10/31/21	1.000	0.000	(1)(2)	(0.000	)(2)	(0.000	)(2)	1.000	0.01%
Year Ended 10/31/20	1.000	0.004	(1)	0.002		(0.006)		1.000	0.55%
Year Ended 10/31/19	1.000	0.020	(1)	0.000	(2)	(0.020)		1.000	2.03%
Administrative Class
Year Ended 10/31/23	$1.000	$0.044	(1)	$0.001		$(0.045)		$1.000	4.56%
Year Ended 10/31/22	1.000	0.006	(1)	0.001		(0.007)		1.000	0.74%
Year Ended 10/31/21	1.000	0.000	(1)(2)	0.000	(2)	(0.000	)(2)	1.000	0.01%
Year Ended 10/31/20	1.000	0.004	(1)	0.001		(0.005)		1.000	0.52%
Year Ended 10/31/19	1.000	0.020	(1)	0.000	(2)	(0.020)		1.000	1.98%
Advisory Class
Year Ended 10/31/23	$1.000	$0.043	(1)	$0.001		$(0.044)		$1.000	4.45%
Year Ended 10/31/22	1.000	0.005	(1)	0.002		(0.007)		1.000	0.69%
Year Ended 10/31/21	1.000	0.000	(1)(2)	0.000	(2)	(0.000	)(2)	1.000	0.01%
Year Ended 10/31/20	1.000	0.003	(1)	0.002		(0.005)		1.000	0.47%
Year Ended 10/31/19	1.000	0.019	(1)	0.000	(2)	(0.019)		1.000	1.88%
Participant Class
Year Ended 10/31/23	$1.000	$0.043	(1)	$0.001		$(0.044)		$1.000	4.45%
Year Ended 10/31/22	1.000	0.005	(1)	0.002		(0.007)		1.000	0.69%
Year Ended 10/31/21	1.000	0.000	(1)(2)	0.000	(2)	(0.000	)(2)	1.000	0.01%
Year Ended 10/31/20	1.000	0.003	(1)	0.002		(0.005)		1.000	0.47%
Year Ended 10/31/19	1.000	0.019	(1)	0.000	(2)	(0.019)		1.000	1.88%
Cash Management Class
Year Ended 10/31/23	$1.000	$0.044	(1)	$0.001		$(0.045)		$1.000	4.56%
Year Ended 10/31/22	1.000	0.006	(1)	0.001		(0.007)		1.000	0.74%
Year Ended 10/31/21	1.000	0.000	(1)(2)	0.000	(2)	(0.000	)(2)	1.000	0.01%
Year Ended 10/31/20	1.000	0.004	(1)	0.001		(0.005)		1.000	0.53%
Year Ended 10/31/19	1.000	0.020	(1)	0.000	(2)	(0.020)		1.000	1.99%

The accompanying notes are an integral part of the financial statements.

2023 Annual Report

October 31, 2023

Financial Highlights (cont'd)

	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)	Ratio of Net Investment Income to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers/ Reimbursement)
Government Securities Portfolio:
Institutional Class
Year Ended 10/31/23	$1,097,870	0.20%		0.21%	4.57%		4.56%
Year Ended 10/31/22	817,742	0.13%		0.22%	0.57%		0.48%
Year Ended 10/31/21	1,622,265	0.06%		0.22%	0.00	%(10)	(0.16)%
Year Ended 10/31/20	406,598	0.18%		0.21%	0.46%		0.43%
Year Ended 10/31/19	157,694	0.20%		0.23%	2.12%		2.09%
Institutional Select Class
Year Ended 10/31/23	$54	0.25	%(3)	0.26%	4.52%		4.51%
Year Ended 10/31/22	51	0.16	%(3)	0.27%	0.54%		0.43%
Year Ended 10/31/21	51	0.06	%(3)	0.27%	0.00	%(10)	(0.21)%
Year Ended 10/31/20	51	0.21	%(3)	0.27%	0.43%		0.37%
Year Ended 10/31/19	51	0.25	%(3)	0.28%	2.07%		2.04%
Investor Class
Year Ended 10/31/23	$54	0.30	%(3)	0.31%	4.47%		4.46%
Year Ended 10/31/22	51	0.19	%(3)	0.32%	0.51%		0.38%
Year Ended 10/31/21	51	0.06	%(3)	0.32%	0.00	%(10)	(0.26)%
Year Ended 10/31/20	51	0.24	%(3)	0.31%	0.39%		0.32%
Year Ended 10/31/19	1,006	0.30	%(3)	0.33%	2.02%		1.99%
Administrative Class
Year Ended 10/31/23	$54	0.35	%(3)	0.36%	4.42%		4.41%
Year Ended 10/31/22	51	0.22	%(3)	0.37%	0.48%		0.33%
Year Ended 10/31/21	51	0.06	%(3)	0.37%	0.00	%(10)	(0.31)%
Year Ended 10/31/20	51	0.27	%(3)	0.37%	0.37%		0.27%
Year Ended 10/31/19	51	0.35	%(3)	0.38%	1.97%		1.94%
Advisory Class
Year Ended 10/31/23	$52,920	0.45	%(3)	0.46%	4.32%		4.31%
Year Ended 10/31/22	40,382	0.27	%(3)	0.47%	0.43%		0.23%
Year Ended 10/31/21	39,201	0.06	%(3)	0.47%	0.00	%(10)	(0.41)%
Year Ended 10/31/20	39,903	0.30	%(3)	0.46%	0.34%		0.18%
Year Ended 10/31/19	38,039	0.45	%(3)	0.48%	1.87%		1.84%
Participant Class
Year Ended 10/31/23	$4,539,195	0.45	%(3)	0.71%	4.32%		4.06%
Year Ended 10/31/22	7,014,979	0.24	%(3)	0.72%	0.46%		(0.02)%
Year Ended 10/31/21	15,949,390	0.06	%(3)	0.72%	0.00	%(10)	(0.66)%
Year Ended 10/31/20	6,549,518	0.29	%(3)	0.71%	0.35%		(0.07)%
Year Ended 10/31/19	2,724,346	0.45	%(3)	0.73%	1.87%		1.59%
Cash Management Class
Year Ended 10/31/23	$341	0.35	%(3)	0.36%	4.42%		4.41%
Year Ended 10/31/22	327	0.22	%(3)	0.37%	0.48%		0.33%
Year Ended 10/31/21	356	0.06	%(3)	0.37%	0.00	%(10)	(0.31)%
Year Ended 10/31/20	356	0.26	%(3)	0.36%	0.37%		0.27%
Year Ended 10/31/19	355	0.35	%(3)	0.38%	1.97%		1.94%

The accompanying notes are an integral part of the financial statements.

2023 Annual Report

October 31, 2023

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income		Net Asset Value, End of Period	Total Return
Treasury Portfolio:
Institutional Class
Year Ended 10/31/23	$1.000	$0.046	(1)	$0.000	(2)	$(0.046)		$1.000	4.72%
Year Ended 10/31/22	1.000	0.008	(1)	0.001		(0.009)		1.000	0.89%
Year Ended 10/31/21	1.000	0.000	(1)(2)	(0.000	)(2)	(0.000	)(2)	1.000	0.01%
Year Ended 10/31/20	1.000	0.004	(1)	0.002		(0.006)		1.000	0.57%
Year Ended 10/31/19	1.000	0.021	(1)	0.000	(2)	(0.021)		1.000	2.17%
Institutional Select Class
Year Ended 10/31/23	$1.000	$0.045	(1)	$0.001		$(0.046)		$1.000	4.67%
Year Ended 10/31/22	1.000	0.008	(1)	0.001		(0.009)		1.000	0.86%
Year Ended 10/31/21	1.000	0.000	(1)(2)	(0.000	)(2)	(0.000	)(2)	1.000	0.01%
Year Ended 10/31/20	1.000	0.003	(1)	0.002		(0.005)		1.000	0.54%
Year Ended 10/31/19	1.000	0.021	(1)	0.000	(2)	(0.021)		1.000	2.12%
Investor Class
Year Ended 10/31/23	$1.000	$0.045	(1)	$0.000	(2)	$(0.045)		$1.000	4.62%
Year Ended 10/31/22	1.000	0.008	(1)	0.000	(2)	(0.008)		1.000	0.83%
Year Ended 10/31/21	1.000	0.000	(1)(2)	(0.000	)(2)	(0.000	)(2)	1.000	0.01%
Year Ended 10/31/20	1.000	0.003	(1)	0.002		(0.005)		1.000	0.51%
Year Ended 10/31/19	1.000	0.020	(1)	0.000	(2)	(0.020)		1.000	2.07%
Administrative Class
Year Ended 10/31/23	$1.000	$0.044	(1)	$0.001		$(0.045)		$1.000	4.56%
Year Ended 10/31/22	1.000	0.007	(1)	0.001		(0.008)		1.000	0.80%
Year Ended 10/31/21	1.000	0.000	(1)(2)	(0.000	)(2)	(0.000	)(2)	1.000	0.01%
Year Ended 10/31/20	1.000	0.003	(1)	0.002		(0.005)		1.000	0.49%
Year Ended 10/31/19	1.000	0.020	(1)	0.000	(2)	(0.020)		1.000	2.02%
Advisory Class
Year Ended 10/31/23	$1.000	$0.043	(1)	$0.001		$(0.044)		$1.000	4.46%
Year Ended 10/31/22	1.000	0.007	(1)	0.000	(2)	(0.007)		1.000	0.74%
Year Ended 10/31/21	1.000	0.000	(1)(2)	(0.000	)(2)	(0.000	)(2)	1.000	0.01%
Year Ended 10/31/20	1.000	0.003	(1)	0.002		(0.005)		1.000	0.45%
Year Ended 10/31/19	1.000	0.019	(1)	0.000	(2)	(0.019)		1.000	1.92%
Participant Class
Year Ended 10/31/23	$1.000	$0.041	(1)	$0.000	(2)	$(0.041)		$1.000	4.20%
Year Ended 10/31/22	1.000	0.006	(1)	0.000	(2)	(0.006)		1.000	0.62%
Year Ended 10/31/21	1.000	0.000	(1)(2)	(0.000	)(2)	(0.000	)(2)	1.000	0.01%
Year Ended 10/31/20	1.000	0.002	(1)	0.002		(0.004)		1.000	0.36%
Year Ended 10/31/19	1.000	0.016	(1)	0.000	(2)	(0.016)		1.000	1.66%
Cash Management Class
Year Ended 10/31/23	$1.000	$0.044	(1)	$0.001		$(0.045)		$1.000	4.57%
Year Ended 10/31/22	1.000	0.007	(1)	0.001		(0.008)		1.000	0.80%
Year Ended 10/31/21	1.000	0.000	(1)(2)	(0.000	)(2)	(0.000	)(2)	1.000	0.01%
Year Ended 10/31/20	1.000	0.003	(1)	0.002		(0.005)		1.000	0.49%
Year Ended 10/31/19	1.000	0.020	(1)	0.000	(2)	(0.020)		1.000	2.02%
Select Class
Year Ended 10/31/23	$1.000	$0.038	(1)	$0.000	(2)	$(0.038)		$1.000	3.89%
Year Ended 10/31/22	1.000	0.004	(1)	0.001		(0.005)		1.000	0.48%
Year Ended 10/31/21	1.000	0.000	(1)(2)	(0.000	)(2)	(0.000	)(2)	1.000	0.01%
Year Ended 10/31/20	1.000	0.000	(1)(2)	0.002		(0.002)		1.000	0.25%
Year Ended 10/31/19	1.000	0.013	(1)	0.000	(2)	(0.013)		1.000	1.36%

The accompanying notes are an integral part of the financial statements.

2023 Annual Report

October 31, 2023

Financial Highlights (cont'd)

	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expenses		Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)	Ratio of Net Investment Income to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers/ Reimbursement)
Treasury Portfolio:
Institutional Class
Year Ended 10/31/23	$26,005,390	0.20%		N/A		0.21%	4.60%	4.59%
Year Ended 10/31/22	22,268,805	0.14%		N/A		0.21%	0.83%	0.76%
Year Ended 10/31/21	21,468,388	0.07%		N/A		0.21%	0.01%	(0.13)%
Year Ended 10/31/20	22,266,196	0.19%		0.19%		0.21%	0.37%	0.35%
Year Ended 10/31/19	14,630,148	0.19%		N/A		0.21%	2.15%	2.13%
Institutional Select Class
Year Ended 10/31/23	$3,114,544	0.25	%(3)	N/A		0.26%	4.55%	4.54%
Year Ended 10/31/22	8,610,123	0.17	%(3)	N/A		0.26%	0.80%	0.71%
Year Ended 10/31/21	14,878,731	0.07	%(3)	N/A		0.26%	0.01%	(0.18)%
Year Ended 10/31/20	10,007,559	0.21	%(3)	0.21	%(3)	0.26%	0.34%	0.29%
Year Ended 10/31/19	239,361	0.24	%(3)	N/A		0.26%	2.10%	2.08%
Investor Class
Year Ended 10/31/23	$69,342	0.30	%(3)	N/A		0.31%	4.50%	4.49%
Year Ended 10/31/22	89,461	0.21	%(3)	N/A		0.31%	0.76%	0.66%
Year Ended 10/31/21	26,713	0.07	%(3)	N/A		0.31%	0.01%	(0.23)%
Year Ended 10/31/20	35,583	0.23	%(3)	0.23	%(3)	0.31%	0.33%	0.25%
Year Ended 10/31/19	14,834	0.29	%(3)	N/A		0.31%	2.05%	2.03%
Administrative Class
Year Ended 10/31/23	$8,553	0.35	%(3)	N/A		0.36%	4.45%	4.44%
Year Ended 10/31/22	8,067	0.26	%(3)	N/A		0.36%	0.71%	0.61%
Year Ended 10/31/21	3,294	0.07	%(3)	N/A		0.36%	0.01%	(0.28)%
Year Ended 10/31/20	3,435	0.27	%(3)	0.27	%(3)	0.36%	0.29%	0.20%
Year Ended 10/31/19	3,534	0.34	%(3)	N/A		0.36%	2.00%	1.98%
Advisory Class
Year Ended 10/31/23	$413,681	0.45	%(3)	N/A		0.46%	4.35%	4.34%
Year Ended 10/31/22	479,272	0.29	%(3)	N/A		0.46%	0.68%	0.51%
Year Ended 10/31/21	511,566	0.07	%(3)	N/A		0.46%	0.01%	(0.38)%
Year Ended 10/31/20	575,951	0.29	%(3)	0.29	%(3)	0.46%	0.26%	0.09%
Year Ended 10/31/19	545,826	0.44	%(3)	N/A		0.46%	1.90%	1.88%
Participant Class
Year Ended 10/31/23	$2,342,820	0.70	%(3)	N/A		0.71%	4.10%	4.09%
Year Ended 10/31/22	2,787,233	0.35	%(3)	N/A		0.71%	0.62%	0.26%
Year Ended 10/31/21	2,998,738	0.07	%(3)	N/A		0.71%	0.01%	(0.63)%
Year Ended 10/31/20	2,383,586	0.39	%(3)	0.39	%(3)	0.71%	0.17%	(0.15)%
Year Ended 10/31/19	1,430,849	0.69	%(3)	N/A		0.71%	1.65%	1.63%
Cash Management Class
Year Ended 10/31/23	$4,719	0.35	%(3)	N/A		0.36%	4.45%	4.44%
Year Ended 10/31/22	4,800	0.23	%(3)	N/A		0.36%	0.74%	0.61%
Year Ended 10/31/21	17,412	0.07	%(3)	N/A		0.36%	0.01%	(0.28)%
Year Ended 10/31/20	17,563	0.27	%(3)	0.27	%(3)	0.36%	0.29%	0.20%
Year Ended 10/31/19	17,886	0.34	%(3)	N/A		0.36%	2.00%	1.98%
Select Class
Year Ended 10/31/23	$53	1.00	%(3)	N/A		1.01%	3.80%	3.79%
Year Ended 10/31/22	51	0.54	%(3)	N/A		1.01%	0.43%	(0.04)%
Year Ended 10/31/21	51	0.07	%(3)	N/A		1.01%	0.01%	(0.93)%
Year Ended 10/31/20	51	0.51	%(3)	0.51	%(3)	1.01%	0.05%	(0.45)%
Year Ended 10/31/19	50	0.99	%(3)	N/A		1.01%	1.35%	1.33%

The accompanying notes are an integral part of the financial statements.

2023 Annual Report

October 31, 2023

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income		Net Asset Value, End of Period	Total Return
Treasury Securities Portfolio:
Institutional Class
Year Ended 10/31/23	$1.000	$0.045	(1)	$0.000	(2)	$(0.045)		$1.000	4.63%
Year Ended 10/31/22	1.000	0.008	(1)	0.000	(2)	(0.008)		1.000	0.82%
Year Ended 10/31/21	1.000	0.000	(1)(2)	0.000	(2)	(0.000	)(2)	1.000	0.01%
Year Ended 10/31/20	1.000	0.004	(1)	0.002		(0.006)		1.000	0.61%
Year Ended 10/31/19	1.000	0.021	(1)	0.000	(2)	(0.021)		1.000	2.12%
Institutional Select Class
Year Ended 10/31/23	$1.000	$0.045	(1)	$0.000	(2)	$(0.045)		$1.000	4.58%
Year Ended 10/31/22	1.000	0.007	(1)	0.001		(0.008)		1.000	0.79%
Year Ended 10/31/21	1.000	0.000	(1)(2)	0.000	(2)	(0.000	)(2)	1.000	0.01%
Year Ended 10/31/20	1.000	0.004	(1)	0.002		(0.006)		1.000	0.58%
Year Ended 10/31/19	1.000	0.020	(1)	0.000	(2)	(0.020)		1.000	2.07%
Investor Class
Year Ended 10/31/23	$1.000	$0.044	(1)	$0.000	(2)	$(0.044)		$1.000	4.53%
Year Ended 10/31/22	1.000	0.007	(1)	0.001		(0.008)		1.000	0.75%
Year Ended 10/31/21	1.000	0.000	(1)(2)	0.000	(2)	(0.000	)(2)	1.000	0.01%
Year Ended 10/31/20	1.000	0.004	(1)	0.001		(0.005)		1.000	0.55%
Year Ended 10/31/19	1.000	0.020	(1)	0.000	(2)	(0.020)		1.000	2.01%
Administrative Class
Year Ended 10/31/23	$1.000	$0.044	(1)	$0.000	(2)	$(0.044)		$1.000	4.48%
Year Ended 10/31/22	1.000	0.007	(1)	0.000	(2)	(0.007)		1.000	0.72%
Year Ended 10/31/21	1.000	0.000	(1)(2)	0.000	(2)	(0.000	)(2)	1.000	0.01%
Year Ended 10/31/20	1.000	0.003	(1)	0.002		(0.005)		1.000	0.52%
Year Ended 10/31/19	1.000	0.019	(1)	0.000	(2)	(0.019)		1.000	1.96%
Advisory Class
Year Ended 10/31/23	$1.000	$0.043	(1)	$0.000	(2)	$(0.043)		$1.000	4.37%
Year Ended 10/31/22	1.000	0.007	(1)	0.000	(2)	(0.007)		1.000	0.67%
Year Ended 10/31/21	1.000	0.000	(1)(2)	0.000	(2)	(0.000	)(2)	1.000	0.01%
Year Ended 10/31/20	1.000	0.002	(1)	0.003		(0.005)		1.000	0.47%
Year Ended 10/31/19	1.000	0.018	(1)	0.000	(2)	(0.018)		1.000	1.86%
Participant Class
Year Ended 10/31/23	$1.000	$0.040	(1)	$0.000	(2)	$(0.040)		$1.000	4.11%
Year Ended 10/31/22	1.000	0.005	(1)	0.000	(2)	(0.005)		1.000	0.54%
Year Ended 10/31/21	1.000	0.000	(1)(2)	0.000	(2)	(0.000	)(2)	1.000	0.01%
Year Ended 10/31/20	1.000	0.002	(1)	0.002		(0.004)		1.000	0.37%
Year Ended 10/31/19	1.000	0.016	(1)	0.000	(2)	(0.016)		1.000	1.61%
Cash Management Class
Year Ended 10/31/23	$1.000	$0.044	(1)	$0.000	(2)	$(0.044)		$1.000	4.47%
Year Ended 10/31/22	1.000	0.007	(1)	0.000	(2)	(0.007)		1.000	0.72%
Year Ended 10/31/21	1.000	0.000	(1)(2)	0.000	(2)	(0.000	)(2)	1.000	0.01%
Year Ended 10/31/20	1.000	0.003	(1)	0.002		(0.005)		1.000	0.52%
Year Ended 10/31/19	1.000	0.019	(1)	0.000	(2)	(0.019)		1.000	1.96%
Select Class
Year Ended 10/31/23	$1.000	$0.037	(1)	$0.000	(2)	$(0.037)		$1.000	3.80%
Year Ended 10/31/22	1.000	0.004	(1)	0.000	(2)	(0.004)		1.000	0.42%
Year Ended 10/31/21	1.000	0.000	(1)(2)	0.000	(2)	(0.000	)(2)	1.000	0.01%
Year Ended 10/31/20	1.000	0.001	(1)	0.001		(0.002)		1.000	0.25%
Year Ended 10/31/19	1.000	0.013	(1)	0.000	(2)	(0.013)		1.000	1.30%

The accompanying notes are an integral part of the financial statements.

2023 Annual Report

October 31, 2023

Financial Highlights (cont'd)

	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expenses		Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)	Ratio of Net Investment Income to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers/ Reimbursement)
Treasury Securities Portfolio:
Institutional Class
Year Ended 10/31/23	$46,015,555	0.20%		N/A		0.21%	4.54%	4.53%
Year Ended 10/31/22	44,234,518	0.13%		N/A		0.21%	0.76%	0.68%
Year Ended 10/31/21	52,515,537	0.06%		N/A		0.21%	0.01%	(0.14)%
Year Ended 10/31/20	45,646,654	0.18%		0.18%		0.21%	0.43%	0.40%
Year Ended 10/31/19	23,790,835	0.20%		N/A		0.21%	2.09%	2.08%
Institutional Select Class
Year Ended 10/31/23	$9,222	0.25	%(3)	N/A		0.26%	4.49%	4.48%
Year Ended 10/31/22	25,769	0.16	%(3)	N/A		0.26%	0.73%	0.63%
Year Ended 10/31/21	1,052,857	0.06	%(3)	N/A		0.26%	0.01%	(0.19)%
Year Ended 10/31/20	4,118,125	0.21	%(3)	0.21	%(3)	0.26%	0.40%	0.35%
Year Ended 10/31/19	398,934	0.25	%(3)	N/A		0.26%	2.04%	2.03%
Investor Class
Year Ended 10/31/23	$8,795	0.30	%(3)	N/A		0.31%	4.44%	4.43%
Year Ended 10/31/22	51	0.20	%(3)	N/A		0.31%	0.69%	0.58%
Year Ended 10/31/21	51	0.06	%(3)	N/A		0.31%	0.01%	(0.24)%
Year Ended 10/31/20	51	0.25	%(3)	0.25	%(3)	0.31%	0.37%	0.31%
Year Ended 10/31/19	51	0.30	%(3)	N/A		0.31%	1.99%	1.98%
Administrative Class
Year Ended 10/31/23	$88,387	0.35	%(3)	N/A		0.36%	4.39%	4.38%
Year Ended 10/31/22	16,684	0.22	%(3)	N/A		0.36%	0.67%	0.53%
Year Ended 10/31/21	18,968	0.06	%(3)	N/A		0.36%	0.01%	(0.29)%
Year Ended 10/31/20	2,024	0.27	%(3)	0.27	%(3)	0.36%	0.34%	0.25%
Year Ended 10/31/19	2,015	0.35	%(3)	N/A		0.36%	1.94%	1.93%
Advisory Class
Year Ended 10/31/23	$102,764	0.45	%(3)	N/A		0.46%	4.29%	4.28%
Year Ended 10/31/22	34,684	0.24	%(3)	N/A		0.46%	0.65%	0.43%
Year Ended 10/31/21	38,959	0.06	%(3)	N/A		0.46%	0.01%	(0.39)%
Year Ended 10/31/20	17,188	0.40	%(3)	0.40	%(3)	0.46%	0.21%	0.15%
Year Ended 10/31/19	42,143	0.45	%(3)	N/A		0.46%	1.84%	1.83%
Participant Class
Year Ended 10/31/23	$35,491	0.70	%(3)	N/A		0.71%	4.04%	4.03%
Year Ended 10/31/22	285	0.42	%(3)	N/A		0.71%	0.47%	0.18%
Year Ended 10/31/21	259	0.06	%(3)	N/A		0.71%	0.01%	(0.64)%
Year Ended 10/31/20	575	0.40	%(3)	0.40	%(3)	0.71%	0.21%	(0.10)%
Year Ended 10/31/19	629	0.70	%(3)	N/A		0.71%	1.59%	1.58%
Cash Management Class
Year Ended 10/31/23	$7,380	0.35	%(3)	N/A		0.36%	4.39%	4.38%
Year Ended 10/31/22	8,478	0.23	%(3)	N/A		0.36%	0.66%	0.53%
Year Ended 10/31/21	9,921	0.06	%(3)	N/A		0.36%	0.01%	(0.29)%
Year Ended 10/31/20	11,108	0.28	%(3)	0.28	%(3)	0.36%	0.33%	0.25%
Year Ended 10/31/19	18,758	0.35	%(3)	N/A		0.36%	1.94%	1.93%
Select Class
Year Ended 10/31/23	$53	1.00	%(3)	N/A		1.01%	3.74%	3.73%
Year Ended 10/31/22	51	0.53	%(3)	N/A		1.01%	0.36%	(0.12)%
Year Ended 10/31/21	51	0.06	%(3)	N/A		1.01%	0.01%	(0.94)%
Year Ended 10/31/20	51	0.54	%(3)	0.54	%(3)	1.00%	0.07%	(0.39)%
Year Ended 10/31/19	50	1.00	%(3)	N/A		1.01%	1.29%	1.28%
The accompanying notes are an integral part of the financial statements.

2023 Annual Report

October 31, 2023

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income		Net Asset Value, End of Period	Total Return
Tax-Exempt Portfolio:
Institutional Class
Year Ended 10/31/23	$1.0001	$0.0291	(1)	$0.0000	(2)	$(0.0293)		$0.9999	2.95%
Year Ended 10/31/22	1.0001	0.0076	(1)	(0.0014)		(0.0062)		1.0001	0.61%
Year Ended 10/31/21	1.0001	0.0001	(1)(2)	0.0000	(2)	(0.0001	)(2)	1.0001	0.01%
Year Ended 10/31/20	1.0001	0.0064	(1)	(0.0004	)(2)	(0.0060)		1.0001	0.60%
Year Ended 10/31/19	1.0000	0.0141	(1)	0.0001	(2)	(0.0141)		1.0001	1.43%
Institutional Select Class
Year Ended 10/31/23	$1.0001	$0.0286	(1)	$0.0000	(2)	$(0.0288)		$0.9999	2.89%
Year Ended 10/31/22	1.0001	0.0072	(1)	(0.0014	)(2)	(0.0058)		1.0001	0.59%
Year Ended 10/31/21	1.0001	0.0001	(1)(2)	0.0000	(2)	(0.0001	)(2)	1.0001	0.01%
Year Ended 10/31/20	1.0001	0.0060	(1)	(0.0004	)(2)	(0.0056)		1.0001	0.56%
Year Ended 10/31/19	1.0000	0.0136	(1)	0.0001	(2)	(0.0136)		1.0001	1.38%
Cash Management Class
Year Ended 10/31/23	$1.0001	$0.0278	(1)	$(0.0002	)(2)	$(0.0278)		$0.9999	2.78%
Year Ended 10/31/22	1.0001	0.0067	(1)	(0.0015	)(2)	(0.0052)		1.0001	0.52%
Year Ended 10/31/21	1.0002	0.0001	(1)(2)	(0.0001	)(2)	(0.0001	)(2)	1.0001	0.00	%(10)
Year Ended 10/31/20	1.0001	0.0054	(1)	(0.0003	)(2)	(0.0050)		1.0002	0.51%
Year Ended 10/31/19	1.0000	0.0126	(1)	0.0001	(2)	(0.0126)		1.0001	1.27%

The accompanying notes are an integral part of the financial statements.

2023 Annual Report

October 31, 2023

Financial Highlights (cont'd)

	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)	Ratio of Net Investment Income to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers/ Reimbursement)
Tax-Exempt Portfolio:
Institutional Class
Year Ended 10/31/23	$473,740	0.18%		0.32%	2.91%	2.77%
Year Ended 10/31/22	464,221	0.13%		0.39%	0.76%	0.50%
Year Ended 10/31/21	247,727	0.08%		0.34%	0.01%	(0.25)%
Year Ended 10/31/20	366,440	0.15%		0.29%	0.63%	0.49%
Year Ended 10/31/19	612,147	0.15%		0.27%	1.40%	1.28%
Institutional Select Class
Year Ended 10/31/23	$53	0.23	%(3)	0.37%	2.86%	2.72%
Year Ended 10/31/22	51	0.17	%(3)	0.44%	0.72%	0.45%
Year Ended 10/31/21	51	0.08	%(3)	0.39%	0.01%	(0.30)%
Year Ended 10/31/20	51	0.18	%(3)	0.34%	0.59%	0.43%
Year Ended 10/31/19	50	0.20	%(3)	0.32%	1.35%	1.23%
Cash Management Class
Year Ended 10/31/23	$1,294	0.33	%(3)	0.47%	2.76%	2.62%
Year Ended 10/31/22	3,447	0.22	%(3)	0.54%	0.67%	0.35%
Year Ended 10/31/21	4,670	0.08	%(3)	0.49%	0.01%	(0.40)%
Year Ended 10/31/20	4,816	0.25	%(3)	0.44%	0.53%	0.34%
Year Ended 10/31/19	7,435	0.30	%(3)	0.42%	1.25%	1.13%

The accompanying notes are an integral part of the financial statements.

2023 Annual Report

October 31, 2023

Notes to Financial Highlights

*  Institutional Class was renamed Wealth Class effective January 23, 2023.

**  Institutional Select Class was renamed Wealth S Class effective January 23, 2023.

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.0005 per share.

(3)  Ratio of Expenses to Average Net Assets before and after Maximum Expense Ratios may vary among share classes by more or less than the administration plan, service and shareholder administration plan, distribution plan and/or shareholder services plan (the "plans") fees due to either (1) fluctuations in daily net asset amounts, (2) changes in the plans' fees during the period for each share class, (3) changes in the Funds' expense cap during the year, (4) waivers to the plans' fees for each share class, or (5) a combination of the previous points.

(4)  Commenced offering on January 23, 2023.

(5)  Not annualized.

(6)  Annualized.

(7)  Commenced offering on October 4, 2022.

(8)  Commenced offering on March 29, 2022.

(9)  Commenced offering on May 4, 2021.

(10)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2023 Annual Report

October 31, 2023

Notes to Financial Statements

Morgan Stanley Institutional Liquidity Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a Massachusetts business trust. The Trust is comprised of seven separate, active, diversified portfolios (individually referred to as a "Fund", collectively as the "Funds"). The Trust offers up to ten different classes of shares for certain Funds. Each Fund offers the Investor Class, Administrative Class, Advisory Class, Participant Class and Cash Management Class; the Institutional Class and Institutional Select Class are only offered to Prime, Government, Government Securities, Treasury, Treasury Securities and Tax-Exempt; the Select Class is only offered to Money Market, Government, Treasury and Treasury Securities Portfolios; the CastleOak Shares Class and Impact Class are only offered to Government and Prime Portfolios and Wealth Class (formerly Institutional Class) and Wealth S Class (formerly Institutional Select Class) are only offered to Money Market Portfolio (formerly ESG Money Market Portfolio). All classes of shares have identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares), dividend, liquidation and other rights.

The Trust applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of each Fund's Statement of Assets and Liabilities through the date that the financial statements were issued.

During the month of January 2023, CastleOak Shares Class was fully liquidated from Money Market Portfolio and there were no shares outstanding as of October 31, 2023. Accordingly, no financial highlights has been presented for this class.

Prime and Tax-Exempt Portfolios operate as "institutional money market funds," which require these Funds to have a floating NAV, rounded to the fourth decimal place. In July 2023, the Securities and Exchange Commission ("SEC") approved certain regulatory changes that impact money market funds. In particular, among other things, the SEC removed the ability of a money market fund to impose a redemption gate (other than as part of a liquidation), while preserving the discretion to impose liquidity fees for non-government money market funds (without regard to weekly liquid asset levels). These changes became effective on October 2, 2023.

Previously, the Prime Portfolio, Money Market Portfolio and Tax-Exempt Portfolio were permitted to impose a liquidity fee and/or redemption gate if the applicable Fund invested less than 30% of its total assets in weekly liquid assets ("Prior Liquidity Fee and Redemption Gate Framework"). As "government money market funds," the Government Portfolio, Government Securities Portfolio, Treasury Portfolio and

Treasury Securities Portfolio were exempt from the Prior Liquidity Fee and Redemption Gate Framework, but the Board of Trustees reserved its right to opt-in to the Prior Liquidity Fee and Redemption Gate Framework in the future after providing appropriate notice to shareholders. Effective October 2, 2023, the Funds are no longer permitted to temporarily impose a redemption gate, except as part of its liquidation, and each Fund may subject redemptions to a liquidity fee of up to 2% without regard to the Fund's level of weekly liquid assets if the Fund's Board of Trustees believes such fee to be in the best interest of the Fund and its shareholders ("Current Liquidity Fee Framework"). The Government Portfolio, Government Securities Portfolio, Treasury Portfolio and Treasury Securities Portfolio remain exempt from the Current Liquidity Fee Framework, but the Board of Trustees reserves its right to opt-in to the Current Liquidity Fee Framework in the future after providing appropriate notice to shareholders.

For detailed descriptions of the investment objectives of each of the Funds and other related information, please refer to the prospectuses of the Trust. Generally, the investment objective of the Funds is to seek preservation of capital, daily liquidity and maximum current income (exempt from federal income tax in the case of Tax-Exempt Portfolio).

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Money Market, Government, Government Securities, Treasury and Treasury Securities: Portfolio securities are valued at amortized cost which approximates fair value, in accordance with Rule 2a-7 under the Act. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity; (2) Prime and Tax-Exempt: Portfolio securities are valued by an outside pricing service/vendor approved by the Trust's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics; and (3) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the price is not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under

2023 Annual Report

October 31, 2023

Notes to Financial Statements (cont'd)

procedures approved by and under the general supervision of the Trustees.

In connection with Rule 2a-5 of the Act, the Trustees have designated the Trust's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Repurchase Agreements: Certain Funds may enter into repurchase agreements under which a Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank, as custodian for the Trust, takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Funds, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

Certain Funds may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the Trust's custodian for investment companies advised by the Trust's Adviser. The Fund will participate on a pro-rata basis with the other investment companies in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Certain Funds' repurchase agreements are subject to Master Repurchase Agreements which are agreements between the Fund and its counterparties that typically include provisions which provide for the net settlement of all transactions and collateral with the Trust, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statements of Assets and Liabilities are not net settlement amounts but gross. As indicated on the Portfolio of Investments, the cash or securities to be repurchased exceeds the repurchase price to be paid under the repurchase agreement reducing the net settlement amount to zero.

3.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market partcipants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Trust's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

2023 Annual Report

October 31, 2023

Notes to Financial Statements (cont'd)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value each Fund's investments as of October 31, 2023:

Money Market Portfolio

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Certificates of Deposit	$—	$179,000	$—	$179,000
Commercial Paper	—	359,725	—	359,725
Corporate Bonds	—	70,128	—	70,128
Floating Rate Notes	—	425,706	—	425,706
Repurchase Agreements	—	949,000	—	949,000
Time Deposits	—	151,000	—	151,000
Total Assets	$—	$2,134,559	$—	$2,134,559

Prime Portfolio

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Certificates of Deposit	$—	$1,640,711	$—	$1,640,711
Commercial Paper	—	3,487,047	—	3,487,047
Corporate Bonds	—	35,820	—	35,820
Floating Rate Notes	—	3,154,415	—	3,154,415
Repurchase Agreements	—	7,283,000	—	7,283,000
Time Deposits	—	1,655,000	—	1,655,000
Total Assets	$—	$17,255,993	$—	$17,255,993

Government Portfolio

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Repurchase Agreements	$—	$98,781,581	$—	$98,781,581
U.S. Agency Securities	—	20,694,234	—	20,694,234
U.S. Treasury Securities	—	28,844,424	—	28,844,424
Total Assets	$—	$148,320,239	$—	$148,320,239

Government Securities Portfolio

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Repurchase Agreement	$—	$3,590,000	$—	$3,590,000
U.S. Agency Securities	—	954,978	—	954,978
U.S. Treasury Securities	—	1,298,029	—	1,298,029
Total Assets	$—	$5,843,007	$—	$5,843,007

Treasury Portfolio

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Repurchase Agreements	$—	$24,490,700	$—	$24,490,700
U.S. Treasury Securities	—	8,174,212	—	8,174,212
Total Assets	$—	$32,664,912	$—	$32,664,912

Treasury Securities Portfolio

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
U.S. Treasury Securities	$—	$47,718,507	$—	$47,718,507
Total Assets	$—	$47,718,507	$—	$47,718,507

Tax-Exempt Portfolio

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Weekly Variable Rate Bonds	$—	$263,550	$—	$263,550
Daily Variable Rate Bonds	—	102,970	—	102,970
Commercial Paper	—	64,979	—	64,979
Closed-End Investment Companies	—	20,000	—	20,000
Municipal Bonds & Notes	—	18,815	—	18,815
Floating Rate Note	—	2,850	—	2,850
Quarterly Variable Rate Bond	—	2,000	—	2,000
Total Assets	$—	$475,164	$—	$475,164

2023 Annual Report

October 31, 2023

Notes to Financial Statements (cont'd)

4.  When-Issued/Delayed Delivery Securities: Certain Funds purchase and sell when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

5.  Indemnifications: The Trust enters into contracts that contain a variety of indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

6.  Dividends and Distributions to Shareholders: Dividends are accrued and declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Interest income is recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Trust with advisory services under the terms of an Investment Advisory Agreement, paid monthly, at the annual rates of the average daily net assets indicated below:

Fund	Advisory Fees
Money Market	0.15%
Prime	0.15
Government	0.15
Government Securities	0.15
Treasury	0.15
Treasury Securities	0.15
Tax-Exempt	0.15

The Adviser has agreed to reduce its advisory fees, its administration fees and/or reimburse each Fund so that total annual operating expenses of each share class, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed the maximum expense ratios:

	Maximum Expense Ratios
Class	Money Market		Prime	Government	Government Securities
Wealth*/Institutional Class	0.20%		0.20%	0.20%	0.20%
Wealth S**/Institutional Select Class	0.25		0.25	0.25	0.25
Investor Class	—		—	0.30	0.30
Administrative Class	—		—	0.35	0.35
Advisory Class	0.45		0.45	0.45	0.45
Participant Class	0.70		—	0.70	0.45
Cash Management Class	0.35		0.35	0.35	0.35
Select Class	1.00	+	—	1.00	—
CastleOak Shares Class	—		0.20	0.20	—
Impact Class	—		0.20	0.20	—
	Maximum Expense Ratios
Class	Treasury	Treasury Securities	Tax- Exempt
Institutional Class	0.20%	0.20%	0.20%
Institutional Select Class	0.25	0.25	0.25
Investor Class	0.30	0.30	—
Administrative Class	0.35	0.35	—
Advisory Class	0.45	0.45	—
Participant Class	0.70	0.70	—
Cash Management Class	0.35	0.35	0.35
Select Class	1.00	1.00	—

*  Effective January 23, 2023, Institutional Class was renamed Wealth Class for Money Market Portfolio.

**  Effective January 23, 2023, Institutional Select Class was renamed Wealth S Class for Money Market Portfolio.

+  Commenced offering on January 23, 2023.

The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Funds' prospectus or until such time as the Trustees act to discontinue all or a portion of such waivers and/or expense reimbursements when they deem such action is appropriate. In addition, the Adviser may make additional voluntary fee waivers and/or expense reimbursements. The ratio of expenses to average net assets disclosed in the Funds' Financial Highlights may be lower than the maximum expense ratios due to these additional fee waivers and/or expense reimbursements. The Adviser may also

2023 Annual Report

October 31, 2023

Notes to Financial Statements (cont'd)

waive additional advisory fees and/or reimburse expenses to enable a Fund to maintain a minimum level of daily net investment income. For the year ended October 31, 2023, the Funds had advisory fees waived and/or certain expenses reimbursed as follows:

Fund	Advisory Fees Waived and/or Reimbursed (000)
Money Market	$1,493
Prime	1,559
Government	69,955
Government Securities	815
Treasury	1,900
Treasury Securities	2,377
Tax-Exempt	598

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.05% of each Fund's aver-age daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Trust.

The Administrator has agreed to reduce its administration fees to enable a Fund to maintain a minimum level of daily net investment income.

For the year ended October 31, 2023, the Fund had administration fees waived as follows:

Fund	Administration Fees Waived (000)
Tax-Exempt	$45

D. Administration Plan, Service and Shareholder Administration Plan, Distribution Plan and Shareholder Services Plan Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the distributor of the Trust.

The Trust has entered into an Administration Plan with respect to its Wealth S Class/ Institutional Select Class, Investor Class and Administrative Class shares pursuant to which each class of shares will pay the Distributor a monthly fee at an annual rate of up to 0.05%, 0.10% and 0.15%, of the average daily net assets of each such class of shares, respectively, to compensate certain financial intermediaries who provide administrative services to shareholders.

The Trust has also entered into a Service and Shareholder Administration Plan with respect to its Advisory Class shares pursuant to which its Advisory Class shares pays the Distributor a monthly fee at an annual rate of up to 0.25% of the average daily net assets of such class of shares, to compensate certain financial intermediaries who provide administrative services, personal and account maintenance services to shareholders.

The Trust has also entered into a Distribution Plan with respect to its Participant Class, Cash Management Class and Select Class shares pursuant to which each class of shares will pay the Distributor a monthly distribution fee at an annual rate of up to 0.25%, 0.10% and 0.55% of the average daily net assets of such class of shares, respectively, to compensate certain service organizations for providing distribution related services to the Trust. The Distributor has agreed to waive for at least one year the distribution fee on the Participant Class of the Government Securities Portfolio to the extent it exceeds 0.10% of the average daily net assets on an annualized basis. For the year ended October 31, 2023, this waiver amounted to approximately $7,158,000.

The Trust has also entered into a Shareholder Services Plan with respect to its Participant Class, Cash Management Class and Select Class shares pursuant to which each class of shares will pay the Distributor a monthly service fee at an annual rate of up to 0.25%, 0.05% and 0.25% of the average daily net assets of each such class of shares, respectively, to compensate service organizations for providing administrative services to shareholders. The Distributor has agreed to waive for at least one year the shareholder service fee on the Participant Class of the Government Securities Portfolio to the extent it exceeds 0.15% of the average daily net assets on an annualized basis. For the year ended October 31, 2023, this waiver amounted to approximately $4,771,000.

The Distributor has agreed to reduce its distribution fees to enable a Fund to maintain a minimum level of daily net investment income for any class of shares in a Fund. This arrangement had no effect for the year ended October 31, 2023.

E. Dividend Disbursing and Transfer/Co-Transfer Agent: The Trust's dividend disbursing and transfer agent is SS&C Global Investor & Distribution Solutions, Inc. ("SS&C GIDS, Inc."). Pursuant to a Transfer Agency Agreement, the Trust pays SS&C GIDS, Inc. a fee based on the number of classes, accounts and transactions relating to the Funds of the Trust.

Morgan Stanley Services Company Inc. serves as Co-Transfer Agent and provides certain transfer agency services without compensation to the Trust with respect to certain direct transactions with the Trust.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Trust as required by the Act. Custody fees are

2023 Annual Report

October 31, 2023

Notes to Financial Statements (cont'd)

payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Federal Income Taxes: It is each Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statements of Operations. The Funds file tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended October 31, 2023 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2023 and 2022 was as follows:

	2023 Distributions Paid From:		2022 Distributions Paid From:
Fund	Ordinary Income (000)	Tax- Exempt Income (000)	Ordinary Income (000)	Tax- Exempt Income (000)
Money Market	$98,853	$—	$35,366	$—
Prime	819,957	—	147,519	—
Government	6,877,575	—	1,362,663	—
Government Securities	255,531	—	66,898	—
Treasury	1,440,599	—	321,802	—
Treasury Securities	1,940,703	—	389,237	—
Tax-Exempt	282	13,400	31	2,172

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of distribution payable and/or deferred compensation.

The Funds had no permanent differences causing reclassifications among the components of net assets for the year ended October 31, 2023.

At October 31, 2023, the components of distributable earnings for the Fund on a tax basis were as follows:

Fund	Undistributed Ordinary Income (000)	Tax Exempt Income (000)	Undistributed Long-term Capital Gain (000)
Money Market	$36	$—	$—
Prime	20,683	—	—
Government	312,593	—	—
Government Securities	2,283	—	—
Treasury	64,178	—	—
Treasury Securities	50,902	—	—
Tax-Exempt	—	35	—

At October 31, 2023, the following Funds had available for federal income tax purposes unused short-term and/or long-term capital losses that do not have an expiration date:

Fund	Short-term Losses (No Expiration) (000)	Long-term Losses (No Expiration) (000)
Money Market	$1,121	$—
Prime	16,287	—
Government	32,998	249
Government Securities	1,867	—
Treasury	7,364	—
Treasury Securities	10,600	7
Tax-Exempt	2	—

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Funds for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

During the year ended October 31, 2023, the following Funds utilized capital loss carryforwards for U.S. federal income tax purposes of approximately:

Fund	Capital Loss Carryforward Utilized (000)
Money Market	$22
Prime	183

H. Transactions with Affiliates: The Funds are permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended October 31, 2023, Tax-Exempt Portfolio engaged in cross-trade purchases of approximately $3,200,000.

The Trust has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible

2023 Annual Report

October 31, 2023

Notes to Financial Statements (cont'd)

Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Funds.

I. Other: At October 31, 2023, certain Funds had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on these Funds. These Funds and the aggregate percentage of such owners were as follows:

Fund	Percentage of Ownership
Money Market	100.0%
Prime	49.7
Government	33.6
Government Securities	82.2
Treasury	46.1
Treasury Securities	74.3
Tax-Exempt	95.9

J. Market Risk: An investment in the Fund is based on the values of the Fund's investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these developments may be magnified if social, political, economic and other conditions and events (such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund's investments, adversely affect and increase the volatility of the Fund's share price and exacerbate pre-existing risks to the Fund. The occurrence, duration and extent of these or other types of adverse economic and market conditions and uncertainty over the long term cannot be reasonably projected or estimated at this time. The ultimate impact of public health emergencies or other adverse economic or market developments and the extent to which the associated conditions impact the Fund and its investments will also depend on other future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) as well as their liquidity may be adversely affected because of these and similar types of factors and developments.

K. LIBOR Discontinuance or Unavailability Risk: The London Interbank Offering Rate ("LIBOR") was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. As a result of benchmark reforms, publication of most LIBOR settings has ceased. Some LIBOR settings continue to be published but only on a temporary, synthetic and non-representative basis. Regulated entities have generally ceased entering into new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector actors have worked to establish new or alternative reference rates to be used in place of LIBOR. Certain loans, notes, derivatives, and other instruments or investments held by the Fund may be impacted by the foregoing. There is no assurance that the composition or characteristics of any such new or alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR, which may affect the value or liquidity or return on certain of the Fund's investments and result in costs incurred in connection with closing out positions and entering into new trades.

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of hedges placed against, instruments whose terms currently include (or previously included) LIBOR. While some LIBOR-based instruments contemplated a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate or replace LIBOR. Some of the Fund's investments may be so-called "tough legacy" LIBOR instruments which may not have effective alternative rate-setting provisions or may involve counterparties who are unwilling to add or exercise rights under alternative rate-setting provisions in such instruments. On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace U.S. Dollar LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System based on the Secured Overnight Financing Rate ("SOFR") for tough legacy contracts. On February 27, 2023, the final rule in connection with this law became effective, establishing benchmark replacements based on SOFR and Term SOFR (a forward-looking measurement of market expectations of SOFR implied from certain derivatives markets) for applicable tough legacy contracts governed by U.S. law. In addition, the FCA has announced that it will require the publication of

2023 Annual Report

October 31, 2023

Notes to Financial Statements (cont'd)

the one-month, three-month and six-month U.S. Dollar LIBOR settings on the basis of a changed methodology (known as "synthetic LIBOR"), after June 30, 2023 through at least September 30, 2024, addressing non-U.S. law governed U.S. Dollar LIBOR instruments, but this synthetic LIBOR will be designated by the FCA as unrepresentative of the underlying market that it seeks to measure and will be solely available for use in legacy transactions. The transition of investments from LIBOR to a new or replacement rate as a result of amendment, application of existing fallbacks, statutory requirements, the application of synthetic LIBOR or otherwise may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR is still developing. There may also be challenges for the Fund to enter into hedging transactions against such newly-issued instruments until a market for such hedging transactions more fully develops. All of the aforementioned may adversely affect the Fund's investments (including their volatility, value and liquidity) and, as a result, the performance or NAV.

L. Subsequent Event: Effective on or about February 29, 2024, the Tax-Exempt Portfolio will operate as a "retail money market fund," as defined in Rule 2a-7 under the 1940 Act. A "retail money market fund" is defined as a money market fund that has policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons. As a result, investments in the Fund will be limited to shareholder accounts beneficially owned by natural persons.

2023 Annual Report

October 31, 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Liquidity Funds:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Morgan Stanley Institutional Liquidity Funds (the "Trust") (comprising, Money Market Portfolio (formerly ESG Money Market Portfolio), Prime Portfolio, Government Portfolio, Government Securities Portfolio, Treasury Portfolio, Treasury Securities Portfolio, and Tax-Exempt Portfolio) (collectively referred to as the "Funds"), including the portfolios of investments, as of October 31, 2023, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Morgan Stanley Institutional Liquidity Funds at October 31, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.

Boston, Massachusetts
December 22, 2023

2023 Annual Report

October 31, 2023

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Funds. (The Adviser and Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Funds. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Funds and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Funds

The Board reviewed the performance, fees and expenses of the Funds compared to their peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Funds. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2022, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel.

Performance

The Board noted that the performances of the Money Market (f/k/a ESG Money Market Portfolio), Prime, Government, Government Securities, Tax-Exempt, Treasury and Treasury Securities Portfolios were better than their peer group averages for the one-, three- and five-year periods.

Performance Conclusions

With respect to all of the Funds, after discussion, the Board concluded that performance was competitive with their peer group averages.

Fees and Expenses

The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for the Funds relative to comparable funds and/or other accounts advised by the Adviser and/or compared to their peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Funds' total expense ratios. When a fund's management fee and/or its total expense ratio are higher than its peers, the Board and the Adviser discuss the reasons for this and, where appropriate, they discuss possible waivers and/or caps.

The Board noted that, for the Money Market and Government Portfolios, the management fee and total expense ratio were higher than their peer group averages.

The Board noted that, for the Prime Portfolio, the management fee was higher than but close to its peer group average and the total expense ratio was lower than its peer group average.

The Board noted that, for the Government Securities Portfolio, the contractual management fee was lower than its peer group average and the actual management fee and total expense ratio were higher than its peer group averages.

2023 Annual Report

October 31, 2023

Investment Advisory Agreement Approval (unaudited) (cont'd)

The Board noted that, for the Tax-Exempt Portfolio, the management fee was lower than its peer group average and the total expense ratio was higher than its peer group average.

The Board noted that, for the Treasury and Treasury Securities Portfolios, the contractual management fee was higher than but close to their peer group averages and the actual management fee and the total expense ratio were higher than their peer group averages.

Fee and Expense Conclusion

With respect to Prime Portfolio, after discussion, the Board concluded that the management fee and total expense ratio were competitive with its peer group averages.

With respect to Tax-Exempt Portfolio, after discussion, the Board concluded that the management fee was competitive with its peer group average and the total expense ratio was acceptable.

With respect to, the Money Market, Government, Government Securities, Treasury and Treasury Securities Portfolios, after discussion, the Board concluded that the management fees and total expense ratios were acceptable.

Economies of Scale

The Board considered the size and growth prospects of the Funds and how that relates to the Funds' total expense ratios and particularly the Funds' management fee rates (which for all the Funds do not include breakpoints). In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Funds and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of each Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Funds and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Funds and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Funds and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Funds and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Funds' operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Funds to continue their relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Funds' Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Funds' business.

2023 Annual Report

October 31, 2023

Investment Advisory Agreement Approval (unaudited) (cont'd)

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of each Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

2023 Annual Report

October 31, 2023

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Fund during the taxable year ended October 31, 2023.

Each of the applicable Funds designated the following percentages of its income dividends as tax-exempt dividends:

Fund	Tax-Exempt Percentage
Tax-Exempt	97.94%

At October 31, 2023, the following Funds designated some of its distributions paid as business interest income:

Fund	Business Interest Income (000)
Money Market	$97,117
Prime	804,481
Government	6,712,205
Government Securities	254,901
Treasury	1,407,181
Treasury Securities	1,883,524
Tax-Exempt	282

For federal income tax purposes, the following information is furnished with respect to the earnings of each applicable Fund for the taxable year ended October 31, 2023.

Each of the applicable Funds may designate up to a maximum of the following amounts as qualifying as interest-related dividends and short-term capital gain dividends:

Fund	Interest Related Dividends	Short-Term Capital Gain Dividends
Money Market	$98,853,039	$—
Prime	819,957,049	—
Government	6,877,575,799	—
Government Securities	255,531,531	—
Treasury	1,440,598,380	—
Treasury Securities	1,940,703,480	—
Tax-Exempt	13,682,665	—

In January, each applicable Fund provides tax information to shareholders for the preceding calendar year.

2023 Annual Report

October 31, 2023

Important Notices (unaudited)

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/liquidity. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT and monthly holding for each money market fund on Form N-MFP. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. However, the holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (888) 378-1630 or by visiting our website at www.morganstanley.com/liquidity. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Liquidity Funds, which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/liquidity or call toll free 1 (888) 378-1630.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling 1 (888) 378-1630, 8:00 a.m.to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Tailored Shareholder Reports

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Morgan Stanley Funds.

2023 Annual Report

October 31, 2023

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

2023 Annual Report

October 31, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are
Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)
What we do
How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

2023 Annual Report

October 31, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions
Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

2023 Annual Report

October 31, 2023

Trustees and Officers Information (unaudited)

Independent Trustees:

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of the Board of Trustees of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Trustee	Since February 2022	Chief Executive Officer, Asset Management Division, Delinian Ltd. (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	87

Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, and Member of Investment Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Trustee	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

2023 Annual Report

October 31, 2023

Trustees and Officers Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Trustee	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Trustee	Since February 2022	Dean, Santa Clara University Leavey School of Business (since July 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	87

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

2023 Annual Report

October 31, 2023

Trustees and Officers Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Trustee	Since January 2015	Chairperson of the Audit Committee (since January 2023) and Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director, Vertiv Holdings Co. (VRT) (since August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director, Barnes Group Inc. (since July 2021); Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Center for Law and Entrepreneurship Board of Advisors; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee.

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).

2023 Annual Report

October 31, 2023

Trustees and Officers Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Joseph K. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (2006-2022) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006); CFO of the J. Paul Getty Trust (1982-1999).	87	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Trustee	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Trustee	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	Trustee (since January 2022) and Treasurer (since January 2023), Nutley Family Service Bureau, Inc.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Trustee	Chair of the Board since August 2020 and Trustee since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2023) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustees at any time during the past five years.

2023 Annual Report

October 31, 2023

Trustees and Officers Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 1585 Broadway New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 750 Seventh Avenue New York, NY 10019 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 1585 Broadway New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Fund's statement of additional information includes further information about the Fund's Trustees and Officers, and is available without charge by visiting www.morganstanley.com/liquidity or upon request by calling 1 (888) 378-1630.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

Adviser and Administrator

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
1585 Broadway
New York, New York 10036

Dividend Disbursing and Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.
P.O. Box 219804
Kansas City, Missouri 64121-9804

Co-Transfer Agent

Morgan Stanley Services Company, Inc.
1585 Broadway
New York, New York 10036

Custodian

State Street Bank and Trust Company
One Congress Street
Boston, Massachusetts 02114

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

© 2023 Morgan Stanley. Morgan Stanley Distribution, Inc.

MSILFANN
6119926 EXP 12.31.24

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) No information need be disclosed pursuant to this paragraph.

(c) Not applicable.

(d) Not applicable.

(e) Not applicable.

(f)

  (1) The registrant’s Code of Ethics is attached hereto as Exhibit 13 A.

  (2) Not applicable.

  (3) Not applicable.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Jakki L. Haussler, an “independent” Trustee, is an “audit committee financial expert" serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2023

	Registrant		Covered Entities(1)
Audit Fees	$259,000		N/A
Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$—	(3)	$—	(4)
All Other Fees	$—		$1,586,712	(5)
Total Non-Audit Fees	$—		$1,586,712
Total	$259,000		$1,586,712

2022

	Registrant		Covered Entities(1)
Audit Fees	$259,000		N/A
Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$—	(3)	$—	(4)
All Other Fees	$—		$13,150,465	(5)
Total Non-Audit Fees	$—		$13,150,465
Total	$259,000		$13,150,465

N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities' tax returns.

(5)	The fees included under “All Other Fees” are for services provided by Ernst & Young LLP related to surprise examinations for certain investment accounts to satisfy SEC Custody Rules and consulting services related to merger integration for sister entity to the Adviser.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

AUDIT COMMITTEE
AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY AND PROCEDURES
OF THE
MORGAN STANLEY FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004 AND JUNE 12 AND 13, 20193

 1. Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

3 This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

 2. Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

 3. Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix A. All other Audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

 4. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-CEN and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix A. All other Audit-related services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

 5. Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix A. All Tax services in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

 6. All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix A. Permissible All Other services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

 7. Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

 8. Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Principal Financial and Accounting Officer and must include a detailed description of the services to be rendered. The Fund’s Principal Financial and Accounting Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee or Chairperson of the Audit Committee will be submitted to the Audit Committee by the Fund’s Principal Financial and Accounting Officer, who, after consultation with the Independent Auditors, will discuss whether the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Principal Financial and Accounting Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Principal Financial and Accounting Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund’s Principal Financial and Accounting Officer and management will immediately report to the Chairperson of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Principal Financial and Accounting Officer or any member of management.

 9. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with the PCAOB’s Ethics and Independence Rule 3526, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

 10. Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

 Morgan Stanley Funds

 Morgan Stanley & Co. LLC

 Morgan Stanley Investment Management Inc.

 Morgan Stanley Investment Management Limited

 Morgan Stanley Investment Management Private Limited

 Morgan Stanley Asset & Investment Trust Management Co., Limited

 Morgan Stanley Investment Management Company

 Morgan Stanley Services Company, Inc.

 Morgan Stanley Distribution, Inc.

 Morgan Stanley AIP GP LP

 Morgan Stanley Alternative Investment Partners LP

 Morgan Stanley Smith Barney LLC

 Morgan Stanley Capital Management LLC

 Morgan Stanley Asia Limited

 Morgan Stanley Services Group

(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f) Not applicable.

(g) See table above.

(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

APPENDIX A

Pre-Approved Audit Services

Service	Range of Fees
	The Fund(s)	Covered Entities
Statutory audits or financial audits for the Funds	For a complete list of fees, please contact the legal department **	N/A
Services associated with SEC registration statements (including new fund filings/seed audits), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end fund offerings, consents), and assistance in responding to SEC comment letters	*	*
Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be “audit related” services rather than “audit” services)	*	*

Pre-Approved Audit-Related Services

Service	Range of Fees
	The Fund(s)	Covered Entities
Attest procedures not required by statute or regulation	*	*
Due diligence services pertaining to potential fund mergers	*	*
Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be “audit” services rather than “audit-related” services)	*	*
General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act	*	*

Pre-Approved Tax Services

Service	Range of Fees
	The Fund(s)	Covered Entities
U.S. federal, state and local tax planning and advice	*	*
U.S. federal, state and local tax compliance	*	*
International tax planning and advice	*	*
International tax compliance	*	*
Review/preparation of federal, state, local and international income, franchise, and other tax returns	$450,000 PwC	N/A
Identification of Passive Foreign Investment Companies	$175,000 PwC	*
PwC ITV Tool – assist in determining which Fund holdings have foreign capital gains tax exposure	$125,000 PwC	*
Foreign Tax Services - Preparation of local foreign tax returns and assistance with local tax compliance issues (including maintenance of transaction schedules, assistance in periodic tax remittances, tax registration, representing funds before foreign revenue authorities and assistance with assessment orders)	$500,000 PwC	*
Assistance with tax audits and appeals before the IRS and similar state, local and foreign agencies	*	*
Tax advice and assistance regarding statutory, regulatory or administrative developments (e.g., excise tax reviews, evaluation of Fund’s tax compliance function)	*	*

Pre-Approved All Other Services

Service	Range of Fees
	The Fund(s)	Covered Entities
Risk management advisory services, e.g., assessment and testing of security infrastructure controls	*	*

* Aggregate fees related to the pre-approved services will be limited to 10% of the 2023/2024 annual fees for audit and tax services (see fee schedule distributed by the Auditors).
** Audit and tax services for new funds/portfolios will be subject to the maximum audit and tax fee for a fund/portfolio on fee schedule distributed by the Auditors.

Prohibited Non-Audit Services

 • Bookkeeping or other services related to the accounting records or financial statements of the audit client

 • Financial information systems design and implementation

 • Appraisal or valuation services, fairness opinions or contribution-in-kind reports

 • Actuarial services

 • Internal audit outsourcing services

 • Management functions

 • Human resources

 • Broker-dealer, investment adviser or investment banking services

 • Legal services

 • Expert services unrelated to the audit

(i)            Not Applicable.

(j)           Not Applicable.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph J. Kearns, Nancy C. Everett, Eddie A. Grier and Jakki L. Haussler.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominee to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11. Controls and Procedures

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable

Item 13. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as part of EX-99.CERT.

(c) Section 906 certification

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Institutional Liquidity Funds

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
December 20, 2023

 Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
December 20, 2023

/s/ Francis J. Smith
Francis J. Smith
Principal Financial Officer
December 20, 2023